--------------------------------------------------------------------------------
  PROSPECTUS & APPLICATION
--------------------------------------------------------------------------------

                                     [LOGO]

                    PARAGON POWER PORTFOLIO VARIABLE ANNUITY
                   GREAT NORTHERN INSURED ANNUITY CORPORATION
                Corporate Office: Two Union Square, P.O. Box 490
                         Seattle, Washington 98111-0490
                                 (206) 625-1755
                Variable Annuity Service Center: 300 Berwyn Park
                             Berwyn, PA 19312-0031

                        GNA VARIABLE INVESTMENT ACCOUNT
                      GROUP DEFERRED VARIABLE ANNUITY AND
                      MODIFIED GUARANTEED ANNUITY CONTRACT
                           Flexible Purchase Payments
                               Non-Participating

The Group Deferred Variable Annuity and Modified Guaranteed Annuity Contract described in this Prospectus ("Contract") is designed to provide annuity pay-ments in connection with either nonqualified retirement plans or plans qualify-ing for special income tax treatment under the Internal Revenue Code, such as individual retirement accounts and annuities, pension and profit-sharing plans for corporations and sole proprietorships/partnerships ("H.R. 10" and "Keogh" plans), tax-sheltered annuities, and deferred compensation plans of state and local governments and tax-exempt organizations.

The Contract provides for the accumulation of Certificate Values on a variable and/or fixed basis and the payment of annuity benefits on a fixed basis. The Contract offers up to eighteen investment options: eight variable and ten fixed. The variable portion of the Certificate Value will vary according to the investment performance of the Sub-accounts of GNA Variable Investment Account (the "Separate Account"). The Separate Account is a Separate Account estab-lished by Great Northern Insured Annuity Corporation ("GNA" or the "Company").

The assets of each Sub-Account are invested in shares of three funds (together the "Funds"), GNA Variable Series Trust, which has three portfolios available for investment (the GNA Growth Portfolio, the GNA Government Portfolio and the GNA Adjustable Rate Portfolio), Variable Investment Trust, which has two port-folios available for investment (the GE International Equity Portfolio and the GE Money Market Portfolio) and Paragon Portfolio, which has four portfolios available for investment (the Paragon Power Intermediate-Term Bond Portfolio, the Paragon Power Value Growth Portfolio, the Paragon Power Value Equity Income Portfolio and the Paragon Power Gulf South Growth Portfolio) (see the accompa-nying Prospectuses of the Funds). Fixed Certificate Values may be accumulated under Fixed Guarantee Periods for a specified number of years ranging from one to ten.

PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. IT CON-TAINS INFORMATION ABOUT THE SEPARATE ACCOUNT AND THE VARIABLE PORTION OF THE CONTRACT THAT A PROSPECTIVE PURCHASER SHOULD KNOW BEFORE INVESTING. IT SHOULD BE ACCOMPANIED BY THE CURRENT PROSPECTUSES FOR THE FUNDS.

THESE SECURITIES ARE NOT DEPOSITS WITH, OBLIGATIONS OF, OR GUARANTEED OR EN-DORSED BY ANY BANK OR ANY AFFILIATE THEREOF, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERN-MENT AGENCY.

Additional information about the Contracts and Separate Account is contained in a Statement of Additional Information, dated the same date as this Prospectus, which has been filed with the Securities and Exchange Commission and is incor-porated herein by reference. The Statement of Additional Information is avail-able without charge upon request by writing the Company's Variable Annuity Service Center at the address on the cover of this Prospectus or telephoning 1-800-894-3719. The table of contents for the Statement of Additional Information is included on page 45 of this Prospectus.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                The date of this Prospectus is November 22, 1995

                               TABLE OF CONTENTS

                                    PAGE
                                    ----
DEFINITIONS .......................   3
SUMMARY ...........................   4
FEE TABLE AND EXAMPLE..............   6
GENERAL INFORMATION................   8
 Great Northern Insured Annuity
  Corporation......................   8
 GNA Variable Investment Account ..   8
 The Funds ........................   9
DESCRIPTION OF THE CONTRACT .......  11
ACCUMULATION PROVISIONS ...........  11
 Purchase Payments ................  11
 Variable Accumulation ............  11
 Fixed Accumulation ...............  13
 Transfers Among Investment
  Options .........................  14
 Special Transfer Services.........  14
 Withdrawals ......................  15
 Special Withdrawal Services ......  16
 Telephone Transactions ...........  16
 Market Value Adjustment...........  17
 Death Benefit ....................  18
ANNUITY PROVISIONS ................  19
 General ..........................  19
 Annuity Date .....................  19
 Annuity Options...................  19
 Amount of Fixed Annuity Payments..  20
 Amount of Variable Annuity
  Payments ........................  20
 Transfers After Annuity Date .....  21
 Death Benefit on or After Annuity
  Date.............................  21
OTHER CONTRACT PROVISIONS .........  21
 Proof of Age, Sex and Survival ...  21
 Misstatement of Age or Sex........  21
 Ownership ........................  21
 Beneficiary ......................  22
 Notices and Elections.............  22
 Amendment of Contract and
  Certificates.....................  22
 Free Look Right...................  22
 Company Approval .................  23
CHARGES AND DEDUCTIONS ............  23
 Withdrawal Charges ...............  23
 Administration Charges ...........  24
 Mortality and Expense Risk
  Charge ..........................  25
 Taxes ............................  25
FEDERAL TAX MATTERS ...............  26
 Introduction .....................  26
 GNA's Tax Status .................  26
 Tax Status of the Certificate ....  26
 Federal Tax Considerations........  28
 Qualified Plans ..................  30
INVESTMENTS SUPPORTING THE FIXED
 GUARANTEE PERIODS ................  32
MORE INFORMATION ABOUT GNA ........  33
 History and Business .............  33
 Selected Financial Data ..........  35
 Management's Discussion and
  Analysis of Financial Condition
  and Results of Operations .......  35
 Investments ......................  39
 Competition ......................  40
 Government Regulation ............  40
 New Accounting Standards .........  41
EXECUTIVE OFFICERS AND DIRECTORS ..  42
 Executive Compensation ...........  43
GENERAL MATTERS ...................  43
 Performance Data..................  43
 Financial Statements..............  44
 Restrictions Under the Texas
  Optional Retirement Program .....  44
 Distribution of Contracts ........  44
 Legal Proceedings ................  44
 Legal Matters ....................  44
 Experts ..........................  45
 Change in Accountants ............  45
 Registration Statement ...........  45
STATEMENT OF ADDITIONAL
 INFORMATION--Table of Contents ...  45
APPENDIX A: State Premium Taxes ...  46
APPENDIX B: Examples of Market
 Value Adjustments ................  46

The Contract may be issued to a broker-dealer or other financial institution for a group consisting of clients of the broker-dealer or financial institu-tion. The Contract may also be issued to any other organized group acceptable to us, including a trust established for account holders of a broker-dealer or other financial institution.

No person has been authorized to give any information or to make any represen-tation other than that contained in this Prospectus in connection with the of-fer contained in this Prospectus and, if given or made, such information or representation must not be relied upon as having been authorized. This Pro-spectus does not constitute an offer of, or solicitation of an offer to ac-quire, any Contracts or interests therein offered by this Prospectus in any jurisdiction to anyone to whom it is unlawful to make such an offer or solici-tation in such jurisdiction.

Each Participant will be furnished at least once each year prior to his or her Annuity Date a statement showing his or her Certificate Value, the Accumula-tion Values for each Sub-account and the Fixed MGA Account Value. The state-ment will not include financial statements.

2--GNA Variable Investment Account

-------------------------------------------------------------------------------

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -


--------------------------------------------------------------------------------
                      Paragon Power Portfolio Application
                             See inside back cover
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------





                      ----------------------------------
                        Mail application with purchase
                        payments to:

                        GNA LOCKBOX
                        P.O. BOX 7780-5083
                        PHILADELPHIA, PA 19182-5083

                        Direct all other correspondence
                        to:

                        GNA
                        VARIABLE ANNUITY SERVICE CENTER
                        300 BERWYN PARK
                        P.O. BOX 3031
                        BERWYN, PA 19312-0031

                        To use the AUTOMATIC ASSET
                        ALLOCATION OPTION, PLEASE
                        COMPLETE THE FORM INCLUDED IN
                        THE BROCHURE.
                      ----------------------------------

DEFINITIONS

-------------------------------------------------------------------------------

ACCUMULATION UNIT--A unit of measure that is used to calculate the Accumula-tion Value for each Variable Sub-account before the Annuity Date.

ACCUMULATION VALUE--The number of Accumulation Units of a Variable Sub-account credited to a Certificate multiplied by the Accumulation Unit value for that Sub-Account.

ANNUITANT--The person whose age determines the Annuity Date and upon whose continuation of life annuity payments may depend. The Participant is the Annu-itant unless another person designated is living. If there are joint Annuitants, references herein shall mean the two Annuitants, the age of the Annuitant shall refer to the age of the older Annuitant.

ANNUITY DATE--The date on which annuity payments are to start.

ANNUITY PAYMENT OPTION--The method selected by the Participant for annuity payments made by the Company. If the Participant has not selected an Annuity Payment Option, GNA will provide a Fixed Annuity with payments guaranteed for 10 years and for the lifetime of the Annuitant, if the Annuitant lives more than 10 years.

BENEFICIARY--The person to whom payment is to be made on the death of the Par-ticipant (or other appropriate individual).

CERTIFICATE ANNIVERSARY--Each anniversary of the Certificate Date.

CERTIFICATE DATE--The date on which a premium is credited by GNA for a Partic-ipant as shown on the Certificate Schedule.

CERTIFICATE YEAR--The year starting on the Certificate Date or a Certificate Anniversary and ending on the day just prior to the next Certificate Anniver-sary.

CERTIFICATE VALUE--The sum of the Accumulation Values for all Variable Sub-ac-counts and the Fixed MGA Account Value.

CONTRACT--The group deferred variable annuity and modified guaranteed annuity contract offered by this Prospectus.

FIXED MGA ACCOUNT VALUE--The sum of the values in Fixed Guarantee Periods.

FIXED GUARANTEE PERIOD--An account maintained for a Participant corresponding to a specified interest rate and Guarantee Period (from one to ten years) se-lected by the Participant for each allocation to the Fixed MGA Account.

FIXED ANNUITY--An Annuity Payment Option with payments which are predetermined and guaranteed as to dollar amount.

FUNDS--The mutual funds designated as eligible investments for the Separate Account and the Contracts.

GUARANTEE PERIOD--The period of years for which a rate of interest is guaran-teed to be credited to a Fixed Guarantee Period.

NONQUALIFIED CERTIFICATE--A Certificate issued in connection with a Nonquali-fied Plan.

NONQUALIFIED PLAN--A retirement plan not eligible for favorable tax treatment under Section 401, 403, 408 or 457 of the Internal Revenue Code.

NOTICE--Information GNA has received and recorded at its Variable Annuity Service Center which is written, signed and dated by the Participant and ac-ceptable by GNA in its sole discretion.

PARTICIPANT--The person, persons or entity participating under the Contract to whom a Certificate has been issued and who is entitled to the rights stated in the Certificate.

PORTFOLIOS--The separate investment portfolios of the Funds designated as eli-gible investments for the Separate Account and the Contracts.

                                             GNA Variable Investment Account--3

-------------------------------------------------------------------------------

QUALIFIED CERTIFICATE--A Certificate issued in connection with a Qualified
Plan.

QUALIFIED PLAN--A retirement plan that receives favorable tax treatment under
Section 401, 403, 408 or 457 of the Internal Revenue Code.

SEPARATE ACCOUNT--A segregated account of the Company that is not commingled with the Company's general assets and obligations.

VARIABLE SUB-ACCOUNT(S)--One or more of the Variable Sub-accounts of the Sepa-rate Account. Each Variable Sub-account is invested in shares of a different Portfolio.

VALUATION DATE--Any date on which the New York Stock Exchange is open for trading and the net asset value of a Portfolio is determined.

VALUATION PERIOD--Any period from one Valuation Date to the next, measured from the time on each such date that the net asset value of a Portfolio is de-termined.

WITHDRAWAL VALUE--The amount available for a cash withdrawal, which is the Certificate Value less any withdrawal charge, plus or minus any market value adjustment, taxes or Certificate Maintenance Fee.

SUMMARY

-------------------------------------------------------------------------------

VARIABLE ANNUITY SERVICE CENTER--All communications concerning the Contracts and Certificates should be addressed to the Company's Variable Annuity Service Center at 300 Berwyn Park, Berwyn, PA 19312-0031.

THE CONTRACT--The Contract offered by this Prospectus is a flexible purchase payment group deferred variable annuity and modified guaranteed annuity con-tract. The Contract may be purchased by any employer, entity or other orga-nized group acceptable to GNA. Specific accounts are maintained for each Par-ticipant, and a Certificate is issued to the Participant summarizing his or her rights and benefits under the Contract.

RETIREMENT PLANS--The Contract may be issued pursuant to either Nonqualified Plans or Qualified Plans. (See "FEDERAL TAX MATTERS--Qualified Plans.")

PURCHASE PAYMENTS--The minimum initial purchase payment for which a Certifi-cate may be issued is $2000. Subsequent purchase payments allocated to the Variable Sub-accounts must be at least $500 ($100 for automatic payment plans). Subsequent purchase payments allocated to Fixed Guarantee Periods must be at least $2000. Subsequent purchase payments may be made at any time prior to the Annuity Date. (See "Accumulation Provisions-Purchase Payments.")

INVESTMENT OPTIONS--Purchase payments may be allocated among the nineteen in-vestment options currently available under the Contract: nine Variable Sub-ac-counts and ten Fixed Guarantee Periods. The Variable Sub-accounts invest in shares of a corresponding Portfolio: the GNA Growth Portfolio, the GNA Govern-ment Portfolio and the GNA Adjustable Rate Portfolio of GNA Variable Series Trust, the GE International Equity Portfolio and the GE Money Market Portfolio of the Variable Investment Trust and the Paragon Power Intermediate-Term Bond Portfolio, the Paragon Power Value Growth Portfolio, the Paragon Power Value Equity Income Portfolio and the Paragon Power Gulf South Growth Portfolio of the Paragon Portfolio (see the accompanying Prospectuses of the Funds).

The portion of the Certificate Value based on the Variable Sub-accounts will reflect the investment performance of the underlying Portfolios selected. (See "GNA Variable Investment Account.")

Purchase payments of at least $2000 may also be allocated to Fixed Guarantee Periods. GNA guarantees the principal value of purchase payments allocated to a Fixed Guarantee Period and the rate of interest credited thereto for the term of a selected Guarantee Period ranging from one to ten years. Certain withdrawals from the Fixed Guarantee Periods will be subject to a market value adjustment.

4--GNA Variable Investment Account

-------------------------------------------------------------------------------

(See "Accumulation Provisions--Market Value Adjustment.")

TRANSFERS--Prior to the Annuity Date, amounts may be transferred among the Variable Sub-accounts and the Fixed Guarantee Periods. A transfer from a Fixed Guarantee Period may be made only once in each Certificate Year; transfers from a Variable Sub-account in excess of six in any Certificate Year may be subject to a $25 charge. The amount transferred must be at least $1000 or the Participant's entire interest in the Variable Sub-account or Fixed Guarantee Period if the value of such interest is less than $1500. No transfer may be made if it would result in a remaining Accumulation Value or Fixed Guarantee Period Value of less than $500. GNA reserves the right to terminate, suspend or modify the transfer privileges at any time and without Notice. (See "Accu-mulation Provisions--Transfers Among Investment Options.")

WITHDRAWALS--Prior to the earlier of the Annuity Date or the death of any per-son whose death causes the payment of a death benefit, the Participant may withdraw all or a portion of the Certificate's Withdrawal Value. The With-drawal Value is the Certificate Value less any withdrawal charge, plus or mi-nus any market value adjustment, less any applicable taxes or certificate maintenance charge. The minimum amount of any withdrawal is $1000. For any partial withdrawal, the remaining Accumulation Value for each Variable Sub-ac-count and the remaining value of each Fixed Guarantee Period must be at least $500, and the remaining Certificate Value must be at least $2000.

The Participant may specify the Variable Sub-accounts or Fixed Guarantee Peri-ods from which a partial withdrawal is to be made. In the absence of a speci-fication, the partial withdrawal will be made from each Variable Sub-account and Fixed Guarantee Period in the same proportion that the Accumulation Value for each Variable Sub-account and the value of each Fixed Guarantee Period bear to the Certificate Value. Fixed Guarantee Periods of the same duration shall be considered together for withdrawal purposes and amounts withdrawn shall be taken out on a first-in, first out basis. (See "Accumulation Provi-sions--Withdrawals.")

WITHDRAWAL CHARGE--A withdrawal charge and the certificate maintenance charge may be imposed in connection with a withdrawal. The withdrawal charge is com-puted as a percentage of the purchase payment deemed withdrawn, based on the number of complete years since the purchase payment was made, ranging from 5% for purchase payments made within two years of the withdrawal to 2% for pur-chase payments made within five years of the withdrawal. No withdrawal charge will apply to a withdrawal of purchase payments made five or more years prior to the withdrawal. For purposes of computing the charge, amounts withdrawn will be deemed to be purchase payments in the order made and thereafter any Certificate Value in excess of purchase payments made. (See "CHARGES AND DE-DUCTIONS--Withdrawal Charges.") A withdrawal may be subject to a penalty tax. (See "FEDERAL TAX MATTERS.")

FREE WITHDRAWAL AMOUNT--Each Certificate Year the Participant may withdraw up to 10 percent of the Certificate Value at the time of withdrawal free of the withdrawal charge. This free withdrawal privilege is available only on the first withdrawal made during the Certificate Year. Amounts withdrawn from Fixed Guarantee Periods as part of the free withdrawal are subject to the mar-ket value adjustment. (See "CHARGES AND DEDUCTIONS--Withdrawal Charges.")

MARKET VALUE ADJUSTMENT--Whenever a withdrawal is made from a Fixed Guarantee Period, or an amount is taken from a Fixed Guarantee Period to be applied to effect an annuity, prior to the end of the Guarantee Period, a market value adjustment will be made based on the amount withdrawn.

The market value adjustment GNA makes will depend on the remaining time in the Guarantee Period of the Fixed Guarantee Period from which the amount is to be taken and on the change in the guaranteed interest rates offered by us that has occurred since establishment of the Fixed Guarantee Period.

                                             GNA Variable Investment Account--5

-------------------------------------------------------------------------------

Because of the market value adjustment provision of the Contract, you bear the investment risk that the guaranteed interest rates GNA offers at the time you make a withdrawal or start receiving annuity payments may be higher than the guaranteed interest rate of the Fixed Guarantee Period from which the amount withdrawn or annuitized is taken with the result that the amount available for you to receive or to have applied to an annuity may be substantially reduced. (See "Accumulation Provisions--Market Value Adjustment.")

OTHER CHARGES--Each year GNA will deduct a Certificate Maintenance Charge of $40. GNA will waive the charge if at the time of the assessment the Certifi-cate Value is $40,000 or greater. GNA will also deduct from the assets of the Separate Account a mortality and expense risk charge and an administration charge at annual rates of 1.25% and .15%, respectively. (See "CHARGES AND DE-DUCTIONS.")

DEATH BENEFIT--If the Participant or a non-spouse Joint Participant dies prior to the Annuity Date, GNA will pay to the Beneficiary the greater of the Cer-tificate Value or the minimum death benefit as of the Valuation Period in which both due proof of death and a payment election are received by GNA. On the effective date of the Certificate, the minimum death benefit is equal to the initial purchase payment. For each subsequent purchase payment the minimum death benefit is increased by the amount of the payment, and for each with-drawal the minimum death benefit is decreased by the amount (net of withdrawal charges) of the withdrawal. On each "Reset Date," if the then Certificate Value is greater than the minimum death benefit, the minimum death benefit is reset to equal the then Certificate Value. Reset Dates are the fifth Certifi-cate Anniversary and each Certificate Anniversary which is a five-year inter-val from the fifth Certificate Anniversary.

If the Participant is not a person, the death benefit described above will be paid to the Beneficiary if the Annuitant (or the first to die if joint Annuitants) dies prior to the Annuity Date. If the Participant is a person but is not the Annuitant, the Participant must select a new Annuitant, and if no Annuitant is selected within 30 days of the death of the Annuitant, the Par-ticipant will become the Annuitant. No death benefit is payable on the death of a spouse Joint Participant. If the Annuitant dies after the Annuity Date, any guaranteed amounts remaining unpaid will be paid to the Beneficiary under the same method of distribution in force at the date of death. If no Benefi-ciary survives the Annuitant, payment will be made to the Participant. For ad-ditional provisions affecting payment of the death benefit, see "Beneficiary" under "Other Provisions" on page 21. (See "Accumulation Provisions--Death Ben-efit" and "Annuity Provisions--Death Benefit on or After Annuity Date."

ANNUITY PAYMENTS--Under the Contract, only Fixed Annuity Payment Options are available. Periodic annuity payments will begin on the Annuity Date. The Par-ticipant selects the Annuity Date, frequency of payment and annuity payment option. GNA may from time to time make other Annuity Payment Options avail-able, including options on a variable basis. (See "Annuity Provisions.")

FREE-LOOK RIGHT--Within the number of days of receipt of a Certificate as shown on the Certificate Schedule, the Participant may cancel the Certificate by returning it to GNA. (See "Free Look Right" under "Other Contract Provi-sions.")

FEE TABLE AND EXAMPLE

-------------------------------------------------------------------------------

The following table and Example are designed to assist Contract holders and Participants in understanding the various costs and expenses that Participants bear directly and indirectly. The table reflects expenses of the Separate Ac-count and the underlying Portfolios. It does not reflect any market value ad-justment. In addition to the items listed in the following table, premium taxes may be applicable to certain Certificates. The items listed under "Par-ticipant Transaction Expenses" and "Separate Account Annual Expenses" are more com-

6--GNA Variable Investment Account

-------------------------------------------------------------------------------
pletely described in this Prospectus (see "CHARGES AND DEDUCTIONS"). The items listed under "Portfolio Annual Expenses" are described in detail in the accom-panying Fund Prospectuses to which reference should be made. Participant Transaction Expenses Deferred sales load (as percentage of purchase payments)

 NUMBER OF COMPLETE YEARS                                    WITHDRAWAL CHARGE
SINCE PURCHASE PAYMENT MADE                                     PERCENTAGE
---------------------------                                  -----------------
         0                                                          5%
         1                                                          5%
         2                                                          4%
         3                                                          3%
         4                                                          2%
         5+                                                         0%
Annual Contract Fee                                               $40/1/

--------
(/1/) The certificate maintenance charge is waived if at the time of assess-ment the Certificate Value is $40,000 or more.

SEPARATE ACCOUNT ANNUAL EXPENSES
(as a percentage of average account value)

Mortality and expense risk fees..........................................  1.25%
Administration fee--asset based..........................................  0.15%
 Total Separate Account Annual Expenses..................................  1.40%

PORTFOLIO ANNUAL EXPENSES
(as a percentage of Portfolio average net assets)

                                  MANAGE-                                               TOTAL
                                   MENT                      *OTHER                     ANNUAL
       PORTFOLIO                   FEES                     EXPENSES                   EXPENSES
       ---------                  -------                   --------                   --------
GNA Growth                          .80%                      .30%                       1.10%
GNA Government                      .60%                      .30%                        .90%
GNA Adjustable Rate                 .40%                      .30%                        .70%
GE International Equity             .80%                      .40%                       1.20%
GE Money Market                     .25%                      .25%                        .50%
Paragon Power Inter-
 mediate-Term Bond                  .50%                      .25%                        .75%
Paragon Power Value
 Growth                             .65%                      .35%                       1.00%
Paragon Power Value
 Equity Income                      .65%                      .35%                       1.00%
Paragon Power Gulf
 South Growth                       .65%                      .35%                       1.00%

--------
*For each Portfolio of Paragon Portfolio, "Other Expenses" includes an admin-istrative charge of .15%.


                                    EXAMPLE

A Participant would pay the following expenses on a $1,000 investment, assum-ing 5% annual return on assets, if the Participant:

                                      SURRENDERED                          ANNUITIZED,
                                      HIS OR HER                           OR DID NOT
                                      CERTIFICATE                        SURRENDER HIS OR
                                  AT THE END OF THE                      HER CERTIFICATE
                                       APPLICA-                          AT THE END OF THE
                                      BLE PERIOD:                       APPLICABLE PERIOD:
                               -------------------------             -------------------------
       PORTFOLIO               1 YEAR             3 YEAR             1 YEAR             3 YEAR
       ---------               ------             ------             ------             ------
GNA Growth                      $72                $119               $27                $83
GNA Government                  $70                $113               $25                $77
GNA Adjustable Rate             $68                $107               $23                $71
GE International Equity         $73                $122               $28                $86
GE Money Market                 $66                $100               $21                $65
Paragon Power Int.-
 Term Bond                      $68                $108               $24                $73
Paragon Power
 Value Growth                   $70                $114               $26                $79
Paragon Power
 Value Equity Income            $70                $114               $26                $79
Paragon Power
 Gulf South Growth              $71                $116               $26                $80

For purposes of presenting the foregoing Example, GNA has made certain assump-tions mandated by the Securities and Exchange Commission (the "Commission"). GNA has assumed that there are no exchanges or other transactions and that the "Other Expenses" line item under "Portfolio Annual Expenses" will remain the same. Such assumptions, which are mandated by the Commission in an attempt to provide prospective investors with standardized data with which to compare various annuity contracts, do not take into account certain features of the Contract and prospective changes in the size of the Portfolio which may oper-ate to change the expenses borne by Participants. Consequently, the amounts listed in the Example above should not be considered a representation of past or future expenses, and actual expenses borne by Participants may be greater or lesser than those shown.

In addition, for purposes of calculating the values in the above Example, GNA has translated the $40 certificate maintenance charge listed under "Annual Contract Fee" to a 0.12% annual asset charge based on an estimated average Certificate Value of $25,000, with the

                                             GNA Variable Investment Account--7

-------------------------------------------------------------------------------
additional assumption that the charge is waived on 25% of all Certificates due to the waiver in place for Certificates with a Certificate Value of $40,000 or greater. This estimate is based on sales information from other types of annu-ities sold by GNA.

                               * * * * * * * *

The above summary is qualified in its entirety by the detailed information ap-pearing elsewhere in this Prospectus and Statement of Additional Information and the accompanying Prospectuses and Statements of Additional Information for the Funds, to which reference should be made. This Prospectus generally de-scribes only the variable aspects of the Contract, except where fixed aspects are specifically mentioned.

GENERAL INFORMATION

-------------------------------------------------------------------------------

GREAT NORTHERN INSURED ANNUITY CORPORATION

GNA is a stock life insurance company organized under the laws of the State of Washington in 1980. It is a wholly owned subsidiary of General Electric Capi-tal Assurance Company ("GE Capital Assurance"), a wholly owned subsidiary of GNA Corporation which in turn is a wholly owned subsidiary of General Electric Capital Corporation ("GE Capital"). GNA's principal office is located at Two Union Square, Suite 5600, Seattle, Washington. GE Capital, a New York corpora-tion, is a diversified financial services company with assets exceeding $161 billion. GE Capital's subsidiaries consist of commercial and industrial spe-cialized, mid-market and indirect consumer financing businesses. GE Capital's parent, General Electric Company, founded more than 100 years ago by Thomas Edison, is the world's largest manufacturer of jet engines, engineering plas-tics, medical diagnostic equipment and large-size electric power generation equipment.

GNA VARIABLE INVESTMENT ACCOUNT

The Company established the Separate Account in 1981 as a Separate Account un-der Washington law. The income, gains and losses, whether or not realized, from assets of the Separate Account are, in accordance with the Contracts, credited to or charged against the Separate Account without regard to other income, gains or losses of the Company. Nevertheless, all obligations arising under the Contracts are general corporate obligations of the Company. Assets of the Separate Account may not be charged with liabilities arising out of any other business of the Company.

The Separate Account is registered with the Commission under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust. A unit investment trust is a type of investment company which invests its assets in specified securities, such as the shares of one or more investment companies. Registra-tion under the 1940 Act does not involve supervision by the Commission of the management or investment policies or practices of the Separate Account.

There are currently nine Variable Sub-accounts within the Separate Account available under the Contracts: the Growth Sub-account, the Government Sub-ac-count, the Adjustable Rate Sub-account, the International Equity Sub-account, the Money Market Sub-account, the Intermediate-Term Bond Sub-account, the Value Growth Sub-account, the Value Equity Income Sub-account and the Gulf South Growth Sub-account. The Company reserves the right to add other Sub-ac-counts, make available other Separate Accounts established by GNA or an affil-iated company, eliminate existing Sub-accounts, combine Sub-accounts with other Sub-accounts or other Separate Accounts or transfer assets in one Sub-account to another Sub-account or to another Separate Account established by the Company or an affiliated company. The Company will not eliminate existing Sub-accounts or combine Sub-accounts without the prior approval of the appro-priate state or federal regulatory authorities. The Company reserves the right to deregister the Separate Account under the 1940 Act, make any change re-quired by the 1940 Act or operate the Separate Account as a management invest-ment company under the 1940 Act.


8--GNA Variable Investment Account

-------------------------------------------------------------------------------

THE FUNDS

The assets of each Variable Sub-account of the Separate Account are invested in shares of a corresponding Portfolio: the GNA Growth Portfolio, the GNA Gov-ernment Portfolio and the GNA Adjustable Rate Portfolio of GNA Variable Series Trust, the GE International Equity Portfolio and the GE Money Market Portfolio of the Variable Investment Trust and the Paragon Power Intermediate-Term Bond Portfolio, the Paragon Power Value Growth Portfolio, the Paragon Power Value Equity Income Portfolio and the Paragon Power Gulf South Growth Portfolio of the Paragon Portfolio. Each Fund is each registered under the 1940 Act as an open-end management investment company. Each of the Portfolios is diversified for purposes of the 1940 Act.

The investment adviser of GNA Variable Series Trust is GNA Capital Management, Inc., a wholly-owned subsidiary of GNA Corporation. Pursuant to its advisory agreement with the Trust, GNA Capital Management, Inc. has retained Value Line, Inc. to act as the portfolio manager of the GNA Growth Portfolio, Duff & Phelps Investment Management Co. as the portfolio manager of the GNA Value Portfolio and Standish, Ayer & Wood, Inc., as the portfolio manager of the GNA Adjustable Rate Portfolio. GNA Capital Management, Inc. directly manages the GNA Government Portfolio. The Variable Investment Trust receives investment advisory services from GE Investment Management Incorporated, a wholly-owned subsidiary of General Electric Company. Paragon Portfolio receives investment advisory services from Premier Investment Advisers, L.L.C.

The following is a brief description of each Portfolio:

THE GNA GROWTH PORTFOLIO. The investment objective of the Growth Portfolio is to provide long-term growth of capital. In seeking long-term growth of capi-tal, the Portfolio will invest primarily in companies whose earnings and/or assets are expected to grow at a rate above the average for the Standard & Poor's 500 Stock Index (the "S&P 500 Stock Index") over the long term.

THE GNA GOVERNMENT PORTFOLIO. The investment objective of the Government Port-folio is to produce a high level of current income consistent with safety of principal. The Portfolio will seek to achieve its investment objective by in-vesting primarily in obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities, having remaining maturities of one year or more.

The composition and weighted average maturity of The Government Portfolio will vary from time to time, based upon a determination of how best to further the Portfolio's investment objective. The Government Portfolio is expected to have an average duration of approximately 4 years. A bond's duration is the weighted average life of principal and interest payments and is often consid-ered a useful indication of its price volatility.

THE GNA ADJUSTABLE RATE PORTFOLIO. The investment objective of the Adjustable Rate Portfolio is to produce a high level of current income consistent with limiting fluctuations in the net asset value of Portfolio shares. The Portfo-lio will seek to achieve its investment objective by investing primarily in adjustable rate securities, including, but not limited to, adjustable rate mortgage securities.

THE GE INTERNATIONAL EQUITY PORTFOLIO. The investment objective of GE Interna-tional Equity Portfolio is long-term growth of capital, which the Portfolio seeks to achieve by investing primarily in foreign equity securities.

THE GE MONEY MARKET PORTFOLIO. The investment objective of GE Money Market Portfolio is to seek a high level of current income consistent with the pres-ervation of capital and the maintenance of liquidity.

THE PARAGON POWER INTERMEDIATE-TERM BOND PORTFOLIO. The investment objective of Paragon Power Intermediate-Term Bond Portfolio is to provide a high level of current income, consistent with prudent investment risk, by investment in a diversified portfolio of investment grade fixed-income securities. As a matter of fundamental policy, at least 65% of the Portfolio's total assets will con-sist of in-

                                             GNA Variable Investment Account--9

-------------------------------------------------------------------------------
vestment grade bonds and debentures with a dollar weighted average portfolio maturity of three to ten years.

THE PARAGON POWER VALUE GROWTH PORTFOLIO. The investment objective of Paragon Power Value Growth Portfolio is to seek long term capital growth and growth of income while, as a secondary objective, providing a moderate level of current income. The Portfolio pursues its objectives by investing primarily in a di-versified portfolio of common stocks, preferred stocks, convertible securi-ties, warrants and other equity securities of companies that show the poten-tial for growth of earnings over time.

THE PARAGON POWER VALUE EQUITY INCOME PORTFOLIO. The investment objective of Paragon Power Value Equity Income Portfolio is to seek capital growth and cur-rent income. The Portfolio pursues its objective by investing primarily in a diversified portfolio of common stocks, preferred stocks, convertible securi-ties, warrants and other equity securities of companies which are, in the opinion of the Portfolio's investment adviser, undervalued relative to their intrinsic value and to the stock market in general due to an overly pessimis-tic appraisal in the marketplace. A low price-earning ratio is the dominant factor in the selection of investments for the Portfolio. The Portfolio seeks to maintain a dividends yield equal to or in excess of the composite yield on the securities comprising the Standard & Poor's Index of 500 Common Stocks.

THE PARAGON POWER GULF SOUTH GROWTH PORTFOLIO. The investment objective of Paragon Power Gulf South Growth Portfolio is to seek long-term capital growth. The Portfolio pursues its objective by investing primarily in common stocks, preferred stocks, convertible securities, warrants and other equity securities of small capitalization, emerging growth and medium capitalization growth com-panies, which are either headquartered in or whose primary market is in the southeastern region of the United States.

If shares of a Portfolio are no longer available for investment or in GNA's judgment investment in a Portfolio becomes inappropriate to the purposes of the Contract, GNA may eliminate the shares of the Portfolio and substitute shares of another portfolio or another open-end registered investment company. Substitution may be made with respect to both existing investments and the in-vestment of future purchase payments. However, no such substitution will be made without Notice to the Contract holder and prior approval of the Commis-sion to the extent required by the 1940 Act.

GNA will vote shares of the Portfolios held in the Separate Account at meet-ings of shareholders of the Portfolio in accordance with voting instructions received from the persons having the voting interest under the Certificates. The number of Portfolio shares for which voting instructions may be given will be determined by GNA in the manner described below, not more than 90 days prior to the meeting of the Portfolio. Fund proxy material will be distributed to each person having the voting interest under the Certificate together with appropriate forms for giving voting instructions. Portfolio shares held in the Separate Account that are attributable to Contracts and as to which no timely instructions are received will be voted by GNA in proportion to the instruc-tions received. Portfolio shares that are not attributable to Contracts will be voted by GNA in its discretion.

Prior to the Annuity Date, the person having the voting interest under a Cer-tificate is the Participant and the number of votes as to each Portfolio for which voting instructions may be given is determined by dividing the Certifi-cate's Accumulation Value for the Variable Sub-account in which such Portfolio shares are held by the net asset value per share of that Portfolio. After the Annuity Date, the person having the voting interest under a Certificate is the Annuitant and the number of votes as to each Portfolio for which voting in-structions may be given is determined by dividing the reserve for the Annuity Payment Option allocated to the Variable Sub-account in which such Portfolio shares are held by the net asset value per share of that Portfolio. Generally, the number of votes tends to de-

10--GNA Variable Investment Account

-------------------------------------------------------------------------------
crease as annuity payments progress since the amount of reserves attributable to an Annuity Payment Option under a Certificate will usually decrease after the commencement of annuity payments. GNA reserves the right to make any changes in the voting rights described above that may be permitted by the fed-eral securities laws or regulations or interpretations of these laws or regu-lations.

A full description of the Portfolios, including the investment objectives, policies and restrictions of the Portfolios, is contained in the Prospectuses for the Funds which accompany this Prospectus and should be read by a prospec-tive purchaser before investing.

DESCRIPTION OF THE CONTRACT

-------------------------------------------------------------------------------

The Contract is a group allocated contract pursuant to which specific accounts are maintained for each Participant. The Contract may be issued to a broker-dealer or other financial institution for a group consisting of clients of the broker-dealer or financial institution. The Contract may also be issued to any other organized group acceptable to us, including a trust established for ac-count holders of a broker-dealer or other financial institution. The Contract may be issued in connection with either Nonqualified Plans or certain Quali-fied Plans. Qualified Plans include individual retirement accounts and annui-ties, pension and profit-sharing plans for corporations and sole proprietorships/partnerships ("H.R. 10" and "Keogh" plans), tax-sheltered an-nuities, and deferred compensation plans of state and local governments and tax-exempt organizations.

An eligible member of a group to which a Contract has been issued may become a Participant by completing an application and forwarding payment of a purchase payment to us. The application is subject to GNA's acceptance. GNA reserves the right to accept or reject any Contract or Certificate application in its sole discretion. The rights and benefits of a Participant under a Contract are summarized in a Certificate issued to the Participant. Provisions of the Con-tract are controlling. All such rights and benefits may be exercised without the consent of the Contract holder. However, provisions of any plan in connec-tion with which the Contract has been issued may restrict a person's eligibil-ity to participate under the Contract, the minimum or maximum amount of the purchase payment, and the Participant's ability to exercise the rights and/or receive the benefits provided under the Contract. GNA reserves the right to terminate a Contract as to eligible members of the group not accepted as Par-ticipants at the time of termination.

ACCUMULATION PROVISIONS

-------------------------------------------------------------------------------

PURCHASE PAYMENTS

Purchase payments are paid to GNA at its Variable Annuity Service Center at the address set forth on the application contained in this Prospectus. The minimum initial purchase payment is $2000. Subsequent purchase payments may be made at any time in amounts of at least $500, except that any portion of a purchase payment to be allocated to a Fixed Guarantee Period must be $2000. GNA may arrange by separate agreement for purchase payments as small as $100 to be automatically withdrawn from a Participant's bank account on a periodic basis.

Purchase payments are allocated among the Variable Sub-accounts and the Fixed Guarantee Periods of the Fixed MGA Account in accordance with the percentages designated by the Participant in the application. The Participant may change the allocation of subsequent purchase payments at any time upon written Notice to the Company or by telephone in accordance with the Company's telephone transfer procedures. No more than eight Variable Sub-accounts and ten Fixed Guarantee Periods may be selected for allocation at any one time. The minimum allocation to a Fixed Guarantee Period is $2000. Any allocation to a Fixed Guarantee Period which would result in a total Fixed MGA Account Value exceed-ing $500,000 requires GNA's prior approval.

VARIABLE ACCUMULATION

ACCUMULATION UNITS. GNA will determine the Accumulation Value for each Vari-able

                                            GNA Variable Investment Account--11

-------------------------------------------------------------------------------

Sub-account to which the Participant allocates purchase payments. Purchase payments and transfers to a Variable Sub-account are credited to the Partici-pant's Certificate in the form of Accumulation Units.

The number of Accumulation Units to be credited with respect to each Variable Sub-account to which a purchase payment is allocated is determined by dividing the net purchase payment allocated to that Variable Sub-account by the value of the Accumulation Unit for that Variable Sub-account for the Valuation Pe-riod during which the purchase payment is received at the Company's Variable Annuity Service Center complete with all necessary information or, in the case of the first purchase payment, pursuant to the procedures described below. The number of Accumulation Units to be credited with respect to a Variable Sub-ac-count to which a transfer is made is determined by dividing the amount trans-ferred to that Variable Sub-account by the value of the Accumulation Unit for that Variable Sub-account for the Valuation Period during which the amount is transferred.

Initial purchase payments received by mail will usually be credited in the Valuation Period during which the payment was received at GNA's Variable Annu-ity Service Center, and in any event not later than two business days after receipt of a properly completed application and all information necessary for processing of the application. The applicant will be informed of any deficien-cies in an application if it cannot be processed and the purchase payment credited within two business days after receipt. If the deficiencies are not remedied within five business days, the purchase payment will be returned promptly to the applicant, unless the applicant specifically consents to GNA's retaining the purchase payment until all necessary information is received. Initial purchase payments received by wire transfer from broker-dealers will be credited in the Valuation Period during which received where such broker-dealers have made special arrangements with GNA for the collection and for-warding of applications.

VALUE OF ACCUMULATION UNITS. The value of Accumulation Units for each Variable Sub-account will vary from one Valuation Period to the next depending upon the investment results of the Variable Sub-account. The value of an Accumulation Unit for each Variable Sub-account was arbitrarily set at $10 for the first Valuation Period under Certificates issued by GNA. The value of an Accumula-tion Unit for any subsequent Valuation Period is determined by multiplying the value of an Accumulation Unit for the immediately preceding Valuation Period by the net investment factor for such Variable Sub-account (described below) for the Valuation Period for which the value is being determined.

NET INVESTMENT FACTOR. The net investment factor is an index used to measure the investment performance of a Variable Sub-account from one Valuation Period to the next. The net investment factor for each Variable Sub-account for any Valuation Period is determined by dividing (a) by (b) and subtracting (c) from the result:

Where (a) is:

 (1) the net asset value per share of a Portfolio share held in the Variable Sub-account determined at the end of the current Valuation Period, plus

 (2) the per share amount of any dividend or capital gain distributions made by the Portfolio on shares held in the Variable Sub-account if the "ex-divi-dend" date occurs during the current Valuation Period.

Where (b) is:

 the net asset value per share of a Portfolio share held in the Variable Sub-account determined as of the end of the immediately preceding Valuation Peri-od.

Where (c) is:

 a factor representing the charges deducted from the Variable Sub-account for administration and mortality and expense risks. Such factor is equal on an annual basis to 1.40%: (0.15% for administration and 1.25% for mortality and expense risks).

The net investment factor may be greater or less than or equal to one; there-fore, the value

12--GNA Variable Investment Account

-------------------------------------------------------------------------------
of an Accumulation Unit may increase, decrease or remain the same.

GNA reserves the right to adjust the foregoing formula to make provision for any change in tax law that requires it to pay tax on capital gains in the Sep-arate Account or any charge that may be assessed against the Separate Account for assessments of federal premium taxes or federal, state or local excise, profits or income taxes measured or attributable to its receipt of purchase payments.

FIXED ACCUMULATION

FIXED GUARANTEE PERIODS. There are ten fixed investment options under the Con-tract. Each Fixed Guarantee Period provides for the accumulation of value at a fixed rate of interest for a Guarantee Period ranging from one to ten years. The Participant selects the Guarantee Period for each purchase payment or por-tion thereof allocated to the Fixed MGA Account. Not more than ten Fixed Guar-antee Periods may be selected for allocation at any one time. Generally, the longer the Guarantee Period, the higher the interest rate will be, but this will not always be the case.

A new Fixed Guarantee Period is established on each date that purchase pay-ments are allocated or values transferred to the Fixed MGA Account. Once a Certificate Year, the Participant may transfer amounts from a Fixed Guarantee Period subject to certain restrictions described below and a market value ad-justment, if applicable. In addition, the value of a Fixed Guarantee Period may be withdrawn, subject to certain restrictions described below and any ap-plicable market value adjustment, withdrawal charge or certificate maintenance charge. Withdrawals may be subject to a 10% penalty tax under the Internal Revenue Code.

The fixed portion of a Participant's Certificate Value, sometimes referred to as the Fixed MGA Account Value, is the sum of the values of each Fixed Guaran-tee Period under the Certificate. The value of each Fixed Guarantee Period is equal to the amount allocated or transferred to that Fixed Guarantee Period, plus credited interest, less any taxes previously deducted, less the amount of any certificate maintenance charge previously deducted, less any amounts pre-viously transferred or withdrawn from the Fixed Guarantee Period (including any transfer or withdrawal charges arising from any previous transfer or with-drawal) and plus or minus any market value adjustment arising from any previ-ous transfer or withdrawal.

A guaranteed interest rate is quoted for each Fixed Guarantee Period. Unless GNA states otherwise, the guaranteed rate will be credited to the Fixed Guar-antee Period daily using a 365-day year. (No interest will be credited for February 29.) GNA's determination of the guaranteed interest rates for the different Guarantee Periods will be influenced by, but not necessarily corre-spond to, interest rates available on fixed income investments which it may acquire with the purchase payments it receives under the Contracts. See "In-vestments Supporting the Fixed Guarantee Periods" on page 31. GNA will also consider other factors in determining the guaranteed rates, including regula-tory and tax requirements, sales commissions and administrative expenses, gen-eral economic trends and competitive factors. GNA MANAGEMENT WILL MAKE THE FI-NAL DETERMINATION OF THE GUARANTEED RATES IT DECLARES. GNA CANNOT PREDICT OR GUARANTEE THE LEVEL OF FUTURE GUARANTEED RATES.

At the end of a Guarantee Period, the Participant may select a new Fixed Guar-antee Period for the reinvestment of account values or may transfer such val-ues to a Variable Sub-account. Any such reinvestment or transfer will not be treated as a transfer for purposes of the limits on the number of transfers that are allowed. The minimum amount necessary to start a new Fixed Guarantee Period is $2000.

GNA will notify the Participant of his or her right to make the selection at least forty-five days prior to the end of the Guarantee Period. Interest rates for reinvestments are guaranteed to be the same as the guaranteed interest rates then being offered for new Certificates, but there is no guaranteed min-imum interest

                                            GNA Variable Investment Account--13

-------------------------------------------------------------------------------
rate. If no Notice is received prior to the end of the Guarantee Period, the Fixed Guarantee Period Value will be transferred to the Money Market Sub-ac-count. A Participant may leave Notice on file giving instructions for the re-investment of all Fixed Guarantee Periods. If Notice is given to start a new Guarantee Period with less than $2000, the amount will be reinvested in the Money Market Sub-account.

TRANSFERS AMONG INVESTMENT OPTIONS

Prior to the Annuity Date a Participant may transfer amounts among the avail-able investment options subject to the following. The minimum amount which can be transferred from a Variable Sub-account or Fixed Guarantee Period is $1000 or the entire value of the Participant's interest in that Variable Sub-account or Fixed Guarantee Period if such interest is less than $1500. If after the transfer the amount remaining in the Variable Sub-account or Fixed Guarantee Period is less than $500, GNA will transfer the entire amount instead of the requested amount. Any transfer from a Fixed Guarantee Period prior to the end of its Guarantee Period may be subject to a market value adjustment. (See "Market Value Adjustment" below.)

If a Participant makes more than six transfers in a Certificate Year from or between Variable Sub-accounts, each additional transfer may be subject to a $25 charge to cover the administrative costs associated with the transfer. A transfer from or between Fixed Guarantee Periods may be made only once in a Certificate Year. If GNA should permit more than one such transfer, it re-serves the right to assess the $25 charge for that transfer. The transfer charge will be deducted from the amount transferred if the entire amount of the Participant's interest in the Variable Sub-account or Fixed Guarantee Pe-riod is being transferred. Otherwise the charge will be deducted from the Variable Sub-account or Fixed Guarantee Period from which the transfer is made. If a transfer is made from more than one Variable Sub-account or Fixed Guarantee Period, the transfer charge will be allocated among such Variable Sub-accounts or Fixed Guarantee Periods in the same proportion as the alloca-tion of the total amount to be transferred, except that any transfer from Fixed Guarantee Periods of the same duration shall be considered together for transfer purposes, and amounts shall be transferred on a first-in, first-out basis.

Any transfer to a Fixed Guarantee Period initiates a new Fixed Guarantee Peri-od. A transfer that would result in there being more than ten Fixed Guarantee Periods or eight Variable Sub-accounts will not be allowed. Any transfer that would result in a total of more than $500,000 in all Fixed Guarantee Periods requires the prior approval of GNA. GNA reserves the right to at any time and without prior Notice to terminate, suspend or modify the transfer privilege. GNA may also delay transfers from any Variable Sub-account in the circum-stances described below for the postponement of payment of withdrawals.

SPECIAL TRANSFER SERVICES

DOLLAR COST AVERAGING

GNA administers a Dollar Cost Averaging ("DCA") program which enables a Par-ticipant to pre-authorize a periodic exercise of certain of the transfer rights described above. Participants entering into a DCA agreement instruct GNA to transfer monthly or quarterly a predetermined dollar amount from any one Variable Sub-account to any other Variable Sub-accounts (not to exceed five) until the amount in the Variable Sub-account is exhausted or the Partic-ipant cancels the program. The DCA program is generally suitable for Partici-pants making a substantial purchase payment to the Contract and who desire to control the risk of investing at the top of a market cycle. The DCA program allows such investments to be made in equal installments over time in an ef-fort to reduce such risk. The minimum amount that may be transferred is $1000 per transfer. To initiate the program the Certificate Value based on the Vari-able Sub-account from which the transfers are to be made must be sufficient to provide for transfer payments for at least one year. Transfers pursuant to the program will not be counted against the six free transfers allowed each Cer-tificate

14--GNA Variable Investment Account

-------------------------------------------------------------------------------

Year. Information concerning the program and its restrictions may be obtained from GNA's Variable Annuity Service Center.

AUTOMATIC ASSET ALLOCATION

GNA provides an Automatic Asset Allocation service pursuant to which a Partic-ipant specifies the portion of his or her total Sub-account Values to be allo-cated among various Sub-accounts. Each quarter-year period GNA will send a statement to the Participant indicating the specified allocations, the current allocation of Sub-account Values and any reallocation of the current values to conform them to the specified allocations. If no objection is made to GNA within the prescribed time, GNA will reallocate current Sub-account Values so that they will conform to the allocations previously specified by the Partici-pant. The Dollar Cost Averaging program and Systematic Withdrawal Plan will not be available to Participants in the Automatic Asset Allocation service.

WITHDRAWALS

Prior to the earlier of the Annuity Date or the death of any person whose death causes payment of the death benefit, the Participant may withdraw all or a portion of the Withdrawal Value of his or her Certificate upon Notice to GNA's Variable Annuity Service Center. The Certificate's Withdrawal Value is the Certificate Value less any withdrawal charge, plus or minus the market value adjustment for amounts withdrawn from Fixed Guarantee Periods, less any applicable taxes and less the certificate maintenance charge if a full with-drawal is made on a date other than December 31. Withdrawals may have tax con-sequences, including the possibility of being subject to a penalty tax. For certain Qualified Certificates, exercise of the withdrawal right may require the consent of the Participant's spouse under the Internal Revenue Code and regulations promulgated by the Treasury Department. Under Tax-Sheltered Annui-ties, withdrawals attributable to contributions made pursuant to a salary re-duction agreement may be made only after the Participant reaches age 59 1/2 or in other limited circumstances. (See "FEDERAL TAX MATTERS.") For full with-drawals, surrender of the Certificate may be required.

In the case of a total withdrawal, GNA will pay the Withdrawal Value as of the date of receipt of the request at its Variable Annuity Service Center, and the Certificate will be canceled. In the case of a partial withdrawal, GNA will pay the amount requested and withdraw an amount equal to the amount requested plus the withdrawal charge, plus any applicable taxes, plus or minus any mar-ket value adjustment. (See "CHARGES AND DEDUCTIONS.")

When making a partial withdrawal, the Participant should specify the Variable Sub-accounts or Fixed Guarantee Periods from which the withdrawal is to be made. The amount requested from a Variable Sub-account or Fixed Guarantee Pe-riod may not exceed the value thereof minus any applicable withdrawal charge, minus any applicable taxes, plus or minus any market value adjustment. If the Participant does not specify the Variable Sub-account or Fixed Guarantee Pe-riod from which the partial withdrawal is to be taken, the partial withdrawal will be made from each Variable Sub-account and Fixed Guarantee Period in the same proportion that the Accumulation Value for each Variable Sub-account and the value of each Fixed Guarantee Period bear to the Certificate Value, except that Fixed Guarantee Periods of the same duration shall be considered together for withdrawal purposes, and amounts withdrawn shall be taken out on a first-in, first-out basis.

There is no limit on the frequency of partial withdrawals; however, the mini-mum amount of any withdrawal is $1000. For any partial withdrawal, the remain-ing Accumulation Value for each Variable Sub-account and the remaining value of each Fixed Guarantee Period must be at least $500, and the remaining Cer-tificate Value must be at least $2000. If after the withdrawal (including the deduction of any withdrawal charge and the application of any market value ad-justment) the remaining Accumulation Value for any Variable Sub-account or the remaining value of any Fixed Guarantee Period from which the transfer is

                                            GNA Variable Investment Account--15

-------------------------------------------------------------------------------
to be made is less than $500, GNA will treat the partial withdrawal as a with-drawal of the entire amount of the Participant's interest in the investment option. If a partial withdrawal (including the deduction of any withdrawal charge and the application of any market value adjustment) would reduce the Certificate Value to less than $2000, GNA will treat the partial withdrawal as a request for a total withdrawal of the Withdrawal Value.

The amount of any withdrawal from a Variable Sub-account will be paid promptly and in any event within seven days of receipt of the request in proper form at GNA's Variable Annuity Service Center, except that GNA reserves the right to suspend or postpone payment of the amount for any period when: (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings), (2) trading on the New York Stock Exchange is restricted, (3) an emergency exists as a result of which disposal of securities held in the Sepa-rate Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets, or (4) the Com-mission, by order, so permits for the protection of security holders; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions described in (2) and (3) exist.

The amount of any withdrawal from a Fixed Guarantee Period is subject to GNA's right to suspend or postpone payment of the amount for up to six months from the date it receives Notice at its Variable Annuity Service Center. If payment is deferred pursuant to this right, GNA will pay interest as required by the law of the Participant's state of residence at that time.

SPECIAL WITHDRAWAL SERVICES

SYSTEMATIC WITHDRAWAL PLAN

GNA administers a Systematic Withdrawal Plan ("SWP") which enables a Partici-pant to pre-authorize a periodic exercise of the withdrawal rights described above. Participants entering into an SWP agreement may instruct GNA to with-draw a level dollar amount from specified investment options on a monthly or quarterly basis, provided the Certificate Value satisfies certain minimums and the dollar amount of each withdrawal is at least $100. The total of SWP with-drawals in a Certificate Year is limited generally to not more than 10% of the Certificate Value at the beginning of each Certificate Year. If an unscheduled withdrawal is made while participating in an SWP, such withdrawal will not be eligible for the free withdrawal privilege. If the SWP is terminated, it may not be reinstated until the next Certificate Anniversary pursuant to a new ap-plication. An SWP is not available if one is participating in the Dollar Cost Averaging program, the Automatic Asset Allocation service or if purchase pay-ments are being automatically deducted from a bank account on a periodic ba-sis. SWP withdrawals will be free of withdrawal charges, but if made from a Fixed Guarantee Period, will be subject to a market value adjustment. SWP withdrawals may also be subject to the 10% federal tax penalty on early with-drawals and to income tax. (See "FEDERAL TAX MATTERS.") Participants inter-ested in an SWP may elect to participate in this program on their application or by separate application. Participants may obtain a separate application and full information concerning the program and its restrictions from their secu-rities dealer or the Variable Annuity Service Center.

TELEPHONE TRANSACTIONS

Participants are permitted to request transfers and withdrawals by telephone. GNA will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine. To be permitted to request a trans-fer or withdrawal by telephone, a Participant elects the option by executing an appropriate authorization form provided by GNA upon request. GNA will em-ploy reasonable procedures to confirm that instructions communicated by tele-phone are genuine and may only be liable for any losses due to unauthorized or fraudulent instructions where it fails to employ its procedures properly. Such procedures include the following. Upon telephoning a request, Participants will be asked

16--GNA Variable Investment Account

-------------------------------------------------------------------------------
to provide their account number, and if not available, their social security number. For the Participant's and GNA's protection, all conversations with Participants will be tape recorded. All telephone transactions will be fol-lowed by a confirmation statement of the transaction.

MARKET VALUE ADJUSTMENT

Whenever a withdrawal is made from a Fixed Guarantee Period, or an amount is taken from a Fixed Guarantee Period to be applied to effect an annuity, prior to the end of the Guarantee Period, a market value adjustment will be made based on the amount withdrawn. (See "Death Benefit" below.)

BECAUSE OF THE MARKET VALUE ADJUSTMENT PROVISION OF THE CONTRACT, YOU BEAR THE INVESTMENT RISK THAT THE GUARANTEED INTEREST RATES GNA OFFERS AT THE TIME YOU MAKE A WITHDRAWAL OR START RECEIVING ANNUITY PAYMENTS MAY BE HIGHER THAN THE GUARANTEED INTEREST RATE OF THE FIXED GUARANTEE PERIOD FROM WHICH THE AMOUNT WITHDRAWN OR ANNUITIZED IS TAKEN WITH THE RESULT THAT THE AMOUNT AVAILABLE FOR YOU TO RECEIVE OR TO HAVE APPLIED TO AN ANNUITY MAY BE SUBSTANTIALLY REDUCED.

The market value adjustment GNA makes will depend on the remaining time in the Guarantee Period of the Fixed Guarantee Period from which the amount is to be taken and on the change in the guaranteed interest rates offered by us that has occurred since establishment of the Fixed Guarantee Period. The market value adjustment may be either positive or negative, depending on the rela-tionship of (1) the current guaranteed interest rate for a period equal to the time remaining in the Fixed Guarantee Period, which rate is interpolated (on a straight line basis) from the rates currently offered by GNA for Fixed Guaran-tee Periods with Guarantee Periods closest to such period, to (2) the guaran-teed interest rate for the Fixed Guarantee Period. If the current guaranteed interest rate of (1) above is lower than the guaranteed rate of (2), there will be a positive market value adjustment; if (1) is higher than (2), there will be a negative market value adjustment. If the adjustment is positive, the additional amount will be provided by us. If negative, the amount deducted will be retained by us for GNA's own benefit.

The amount of the market value adjustment is based on the relationship of the guaranteed interest rates currently offered by us to the guaranteed interest rate credited to the affected Fixed Guarantee Period. If the remaining period of time in the Fixed Guarantee Period is a whole number of years, GNA uses the guaranteed interest rate currently offered by us for a Fixed Guarantee Period equal to the number of remaining years. If the remaining period of time in the Fixed Guarantee Period is not a whole number of years, GNA derives an interest rate from the guaranteed interest rates currently offered for the Fixed Guar-antee Periods nearest the remaining period of time. This derivation is by straight-line interpolation, except where the remaining period of time is less than one year in which case GNA uses the current guaranteed rate for a Guaran-tee Period of one year. If, for example, the remaining period is 5.20 years, the interpolated guaranteed interest rate GNA will use is equal to the sum of four-fifths of the five year rate and one-fifth of the six year rate. If the five year rate were 5.25% and the six year rate were 5.50%, the interpolated rate would be 5.30%, 5.25% times .80 plus 5.50% times .20.

The amount of the market value adjustment is determined from the following formula:

    [(1 + B) n/365     ]
A X [(-----)        -1 ]
    [(1 + C)           ]

where "A" is the total amount withdrawn from the Fixed Guarantee Period, "B" is the guaranteed interest rate (expressed as a decimal) for the Fixed Guaran-tee Period, "C" is the guaranteed interest rate that GNA is now offering for a Guarantee Period of a duration of years equal to "n"/365 or that is interpo-lated for "n"/365 based on the guaranteed interest rates GNA is now offering for Guarantee Periods nearest "n"/365, and "n" is the remaining number of days in the Guarantee Period of the

                                            GNA Variable Investment Account--17

-------------------------------------------------------------------------------

Fixed Guarantee Period from which the amount withdrawn or annuitized is taken.

For example, assume that a full withdrawal of the Variable Value of $10,000 is made from a Fixed Guarantee Period with 1,898 days (5.20 years) remaining in an initial Guarantee Period of ten years and a guaranteed interest rate of 5%. Assume also that the guaranteed interest rates currently offered for Guarantee Periods of 5 and 6 years are 5.25% and 5.50%, respectively. "C" is equal to 5.30%, the sum of 5.25% times .80 and 5.50% times .20. The market value ad-justment is:

          [( 1.050 ) 5.20    ]
$10,000 X [( ----- )      -1 ] = $ - 147.26
          [( 1.053 )         ]

Since this figure is a negative number and the withdrawal is a full withdraw-al, it is subtracted from the amount withdrawn, resulting in a net payment (assuming no withdrawal charge) of $9,852.74 ($10,000--$147.26). If "C" had been 4.70%, instead of 5.30%, the market value adjustment would have been +$149.90, which would have been added to the amount withdrawn, resulting in a net payment of $10,149.90.

The greater the difference in interest rates, the greater the effect of the market value adjustment. If in the above example "C" had been 6%, 7% and 8%, the market value adjustment would have been -$480.94, -$934.56 and -$1,362.64, respectively. The market value adjustment is also affected by the remaining period in the Fixed Guarantee Period from which the withdrawal is made, which is "n" in the formula. Thus, if in the first example above (C = 5.30%) "n"/365 were 3.2 or 1.2, the market value adjustment would be -$90.88 or -$34.18, re-spectively. Tables showing the impact of the market value adjustment and with-drawal charge on hypothetical full withdrawals are set forth in Appendix B.

DEATH BENEFIT

If the Participant or a non-spouse Joint Participant dies prior to the Annuity Date, GNA will pay to the Beneficiary the greater of the Certificate Value or the minimum death benefit as of the Valuation Period in which both due proof of death and a payment election are received by GNA. The minimum death benefit on the effective date of the Certificate is equal to the initial purchase pay-ment. For each subsequent purchase payment the minimum death benefit is in-creased by the amount of the payment, and for each withdrawal the minimum death benefit is decreased by the amount (net of withdrawal charges) of the withdrawal. On each "Reset Date," if the then Certificate Value is greater than the minimum death benefit, the minimum death benefit is reset to equal the then Certificate Value. Reset Dates are the fifth Certificate Anniversary and each Certificate Anniversary which is a five-year interval from the fifth Certificate Anniversary.

If the Participant is not an individual, the death benefit described above will be paid to the Beneficiary if the Annuitant (or the first to die if joint Annuitants) dies prior to the Annuity Date. If the Participant is an individ-ual but is not the Annuitant, the Participant must select a new Annuitant, and if no Annuitant is selected within 30 days of the death of the Annuitant, the Participant will become the Annuitant. No death benefit is payable on the death of a spouse Joint Participant.

Payment will be made in a lump sum unless an Annuity Payment Option is chosen. An Annuity Payment Option election must be chosen within 60 days of the date of death. For tax consequences of a lump sum payment, see "FEDERAL TAX MAT-TERS--Federal Tax Considerations." The Beneficiary must receive the death ben-efit within five years of the date of death. If an Annuity Payment Option is chosen, annuity payments must begin within one year of the date of death, or such later date as the law may allow, and the option must limit payments to a period not exceeding the Beneficiary's lifetime or life expectancy. If the Beneficiary is the surviving spouse of the deceased Participant or of the de-ceased Annuitant if the Participant is not a person, such Beneficiary may choose to continue the Certificate in force, in which event no death benefit will be paid. A spouse Joint Participant and the surviving spouse where the Annuitant and joint Annuitant are spouses and the Partici-

18--GNA Variable Investment Account

-------------------------------------------------------------------------------
pant is not a person are automatically deemed to be the Beneficiary regardless of any Beneficiary designation.

Death benefits will be paid within seven days of receipt of due proof of death and payment election at GNA's Variable Annuity Service Center, subject to postponement under the same circumstances that payment of withdrawals may be postponed. (See "Withdrawals" above.)

If GNA has not received the Beneficiary's election, it may pay the death bene-fit in a single sum six (6) months after the date GNA receives due proof of death. Prior to his or her death, a Participant may make elections regarding payment options for the Beneficiary which will be binding upon the Beneficia-ry.

If the Annuitant dies after the Annuity Date, any guaranteed amounts remaining unpaid will be paid to the Beneficiary under the same method of distribution in force at the date of death. If no Beneficiary survives the Annuitant, pay-ment will be made to the Participant. For additional provisions affecting pay-ment of the death benefit, see "Beneficiary" under "Other Contract Provisions" on page 21.

ANNUITY PROVISIONS

-------------------------------------------------------------------------------

GENERAL

Annuity payments will commence on the Annuity Date and will be paid to the An-nuitant unless the Participant asks that the payment be made to another payee and GNA agrees. The Participant is the Annuitant unless another person desig-nated as Annuitant is living. A Participant who is not a person must name a living person as Annuitant.

Any applicable premium taxes, if not previously paid, will be paid at the An-nuity Date. Premium taxes imposed by states and local jurisdictions currently range from 0% to 3.5% depending on the tax treatment of the Certificate.

ANNUITY DATE. The Participant may select the Annuity Date and an Annuity Pay-ment Option. If he or she does not do so, the Annuity Date will be the first or fifteenth day of the calendar month immediately following the later of (i) the Certificate Anniversary immediately after the Annuitant's 85th birthday or
(ii) ten years after the effective date of the Certificate, and the Annuity Payment Option will be a life annuity with a 10-year guarantee. (For Qualified Contracts, the Annuity Date generally may not be later than April 1 of the year after the year in which the Annuitant attains age 70 1/2.)

The Participant may change the Annuity Date or the Annuity Payment Option on written Notice received at GNA's Variable Annuity Service Center at least 30 days prior to the current Annuity Date.

ANNUITY OPTIONS

Annuity benefits are available under the Contract on a fixed basis. Any one of the following Annuity Payment Options may be selected. GNA may make other An-nuity Payment Options, including variable Annuity Payment Options, available from time to time. Treasury regulations may preclude the availability of cer-tain Annuity Payment Options in connection with certain Qualified Contracts.

PAYMENTS FOR A FIXED PERIOD: Payments will be made for the period chosen. The period must be at least 10 years.

*LIFE ANNUITY: Payments will be made during the life of the Annuitant. Pay-ments will cease with the last payment due prior to the Annuitant's death.

LIFE ANNUITY WITH PAYMENTS FOR A CERTAIN PERIOD: Payments will be made for the guaranteed period chosen (5, 10, 15 or 20 years) and as long thereafter as the Annuitant lives.

*JOINT AND SURVIVOR LIFE ANNUITY: Payments will be made during the lifetimes of the Annuitant and a designated second person. Payments will continue as long as either is living.

*THESE OPTIONS ARE LIFE ANNUITIES UNDER WHICH IT IS POSSIBLE FOR YOU

                                            GNA Variable Investment Account--19

-------------------------------------------------------------------------------

TO RECEIVE ONLY ONE ANNUITY PAYMENT IF THE ANNUITANT (OR THE ANNUITANT AND A DESIGNATED SECOND PERSON) DIES AFTER THE FIRST PAYMENT, OR TO RECEIVE ONLY TWO ANNUITY PAYMENTS IF THE ANNUITANT (OR THE ANNUITANT AND A DESIGNATED SECOND PERSON) DIES AFTER THE SECOND PAYMENT, AND SO ON.

AMOUNT OF FIXED ANNUITY PAYMENTS

DETERMINING AMOUNT OF FIXED ANNUITY PAYMENTS. The amount of Fixed Annuity pay-ments is determined by applying the Adjusted Certificate Value to the Fixed Annuity payment tables contained in the Contract. The Adjusted Certificate Value is the Certificate Value immediately preceding the Annuity Date, plus or minus the market value adjustment applicable to Fixed Guarantee Periods which are not at the end of their Guarantee Periods, less any applicable taxes and less any pro-rata share of the certificate maintenance charge if the Annuity Date is not December 31. The amount of each Fixed Annuity payment will remain constant.

MINIMUM ANNUITY PAYMENTS. Annuity payments will be made monthly unless you choose less frequent payments. But if any payment would be less than $100 GNA may change the frequency so payments are at least $100 each. If the Certifi-cate Value to be applied at the Annuity Date is less than $2,500, GNA may elect to pay that amount in a lump sum. For tax consequences of a lump sum payment, see "Annuity Payments" under "Federal Tax Considerations" on page 28.

ANNUITY TABLES. GNA's Fixed Annuity payment tables show the minimum guaranteed amount of each monthly payment for each $1,000 according to the age and sex of the Annuitant at the Annuity Date. The tables are based on the 1983 Table "a" for Individual Annuity Valuation with interest at 3%, except for Certificates issued in certain states or in connection with certain employer-sponsored plans where sex-based tables may not be used. If GNA is offering better pay-ment rates for similar annuities at the Annuity Date, such rates will be sub-stituted for the rates in the Fixed Annuity payment table.

AMOUNT OF VARIABLE ANNUITY PAYMENTS

If GNA should agree to make annuity payments available on a variable basis, the following shall apply:

DETERMINATION OF AMOUNT OF THE FIRST VARIABLE ANNUITY PAYMENT. The first vari-able annuity payment is determined by applying that portion of the Adjusted Certificate Value used to purchase a variable annuity to the variable annuity payment tables contained in the Contract. The tables are based on the 1983-a Individual Annuity Valuation and reflect an assumed interest rate of 4% per year.

ANNUITY UNITS AND THE DETERMINATION OF SUBSEQUENT VARIABLE ANNUITY PAYMENTS. Variable annuity payments subsequent to the first will be based on the invest-ment performance of the Variable Sub-accounts selected. The amount of such subsequent payments is determined by dividing the amount of the first annuity payment from each Variable Sub-account by the then current annuity unit value for such Variable Sub-account to establish the number of annuity units which will thereafter be used to determine payments. This number of annuity units for each Variable Sub-account is then multiplied by the annuity unit value for that Sub-account, and the resulting amounts for each Variable Sub-account are then totaled to arrive at the amount of the payment to be made. The number of annuity units remains constant during the annuity payment period, but the dol-lar amount of the payments will vary.

The value of an annuity unit for each Variable Sub-account for any Valuation Period is determined by multiplying the annuity unit value for the immediately preceding Valuation Period by the net investment factor for that Variable Sub-account for the Valuation Period for which the annuity unit value is being calculated and by a factor to neutralize the assumed interest rate.


20--GNA Variable Investment Account

-------------------------------------------------------------------------------

A 4% assumed interest rate is built into the annuity tables used to determine the first variable annuity payment. A higher assumption would mean a larger first annuity payment, but more slowly rising subsequent payments when actual investment performance exceeds the assumed rate, and more rapidly falling sub-sequent payments when actual investment performance is less than the assumed rate. A lower assumption would have the opposite effect. If the actual net in-vestment performance is 4% annually, annuity payments will be level.

TRANSFERS AFTER ANNUITY DATE. After the Annuity Date, the Annuitant, or such other person that has been designated as payee with the agreement of GNA, may transfer all or part of the investment upon which variable annuity payments are based from one Variable Sub-account to another. All such transfers will be subject to the restrictions described above for transfers during the period prior to the Annuity Date. No transfers are allowed from amounts supporting Fixed Annuity Payment Options. The result of a transfer between Variable Sub-accounts will be such that the dollar amount of a variable annuity payment made on the date of the transfer will be unaffected by the fact of the trans-fer. No transfers are allowed to or from amounts supporting Fixed Annuity Pay-ment Options.

DEATH BENEFIT ON OR AFTER ANNUITY DATE

If annuity payments have been selected based on an Annuity Payment Option pro-viding for payments for a guaranteed period, and the Annuitant dies on or af-ter the Annuity Date, GNA will make the remaining guaranteed payments to the Beneficiary. Such payments will be made as rapidly as under the method of dis-tribution being used as of the date of the Annuitant's death. If no Benefi-ciary is living, GNA will commute any unpaid guaranteed payments to a single sum (on the basis of the interest rate used in determining the payments) and pay that single sum to the estate of the last to die of the Annuitant and the Beneficiary.

OTHER CONTRACT PROVISIONS

-------------------------------------------------------------------------------

PROOF OF AGE, SEX AND SURVIVAL. GNA may require satisfactory proof of the age, sex or survival of any person on whose continued life any payment under a Cer-tificate depends.

MISSTATEMENT OF AGE OR SEX. If the age or sex of an Annuitant or joint Annui-tant is misstated, annuity payments will be adjusted to reflect the correct age and sex. GNA will deduct any overpayments it has made as the result of the misstatement from the next payments due, and it will charge interest on the overpayment at the rate of 6% per year. GNA will pay in full with the next payment due any underpayment resulting from the misstatement together with in-terest on the underpay- ment at the rate of 6% per year.

OWNERSHIP. The Participant is entitled to exercise all rights described in his or her Certificate unless otherwise provided or as may be restricted by the provisions of any plan in connection with which the Contract or Certificate has been issued. The Participant may name a Joint Participant. A Participant and spouse Joint Participant may exercise rights on behalf of the other, ex-cept for changes of Participant or Joint Participant. A Participant and non-spouse Joint Participant must exercise rights jointly. A Participant may change the Participant by Notice to the Company. GNA may impose limits on the age of a new Participant. Such change will take effect as of the date the No-tice was signed, except that GNA will not be liable for any payments made or actions taken prior to its receipt of the Notice. Special restrictions apply to Qualified Contracts and Certificates.

In the case of Nonqualified Contracts and Certificates, a Participant may make a collateral assignment of his or her rights to a creditor as security for a debt by Notice. The rights of an assignee have priority over the rights of a Beneficiary. GNA assumes no liability for any payments made or actions taken before its receipt of the Notice, nor will it be responsible for the validity or sufficiency of any assignment. There may be significant tax consequences associated with an assignment, and a

                                            GNA Variable Investment Account--21

-------------------------------------------------------------------------------

Participant should consult a competent tax advisor before making any assign-ment.

In the case of Qualified Contracts and Certificates, the rights of a Partici-pant generally may not be assigned, pledged or transferred, and joint partici-pation in a Certificate is not permitted.

BENEFICIARY. The Beneficiary is the person or persons named in the Certificate application to whom payment is to be made upon the death of the Participant (or other appropriate individual) or Annuitant. A spouse Joint Participant and the surviving spouse where the Annuitant and joint Annuitant are spouses and the Participant is not a person are automatically deemed to be the Beneficiary regardless of any Beneficiary designation. Unless a Beneficiary has been ir-revocably designated, the Beneficiary may be changed by Notice prior to the time a death benefit is payable. A Beneficiary may be named irrevocably, in which case a change in Beneficiary can be made only with the Beneficiary's consent.

The estate or heirs of a Beneficiary who dies prior to the death which causes the payment of a death benefit have no rights to any portion of the death ben-efit. If no Beneficiary survives a sole Participant, payment will be made to the Participant's estate. If any Beneficiary dies within 15 days after the death which causes the payment of the death benefit and before GNA makes pay-ment, payment will be made as if that Beneficiary had died before the death which causes the payment of the death benefit.

The Participant may designate both primary beneficiaries and contingent bene-ficiaries. If there is more than one primary Beneficiary entitled to a death benefit, payment will be made to them in equal shares unless otherwise desig-nated. A contingent Beneficiary is entitled to payment only if there are no surviving primary beneficiaries. If there is more than one contingent Benefi-ciary entitled to a death benefit, payment will be made to them in equal shares unless otherwise designated. If a surviving spouse Joint Participant, as primary Beneficiary, dies prior to receiving the entire death benefit, pay-ment will be made to any then surviving contingent Beneficiary instead of to the spouse Joint Participant's estate, unless the spouse Joint Participant has designated otherwise.

Certain restrictions in the application of the foregoing provisions may apply in the case of Qualified Contracts or Certificates.

NOTICES AND ELECTIONS. Unless otherwise agreed to by GNA, all Notices, changes and choices available under a Certificate must be in writing, dated, signed by the proper party, received at GNA's Variable Annuity Service Center and ac-ceptable to it in its sole discretion to be effective. When recorded by GNA, Notices, changes and choices relating to beneficiaries will take effect as of the date signed unless GNA has already acted in reliance on the prior status.

AMENDMENT OF CONTRACT AND CERTIFICATES. At any time GNA may amend the Contract and the Certificates as required to conform to any applicable law, regulation or ruling issued by a government agency.

FREE LOOK RIGHT. A Participant may cancel his or her Certificate within the time period set forth on the Certificate Schedule following his or her receipt of the Certificate by delivering or mailing it to GNA at its Variable Annuity Service Center or to the agent through whom it was purchased. GNA will refund the Certificate Value computed at the end of the Valuation Period during which the Certificate was received by GNA, and the Certificate will be void as if it had never been in force. In states where required, GNA will refund the pur-chase payment rather than the Certificate Value. GNA reserves the right to al-locate all purchase payments allocated to a Variable Sub-account to the Money Market Sub-account until the expiration of 7 days from the end of the free look period. If GNA so allocates payments, it will refund the greater of pur-chase payments or the Certificate Value. No transfers or partial withdrawals may be made during the free look period. GNA reserves the right to reject an application from any person who, in connection with a prior application, pre-viously exercised his or her free look right.


22--GNA Variable Investment Account

-------------------------------------------------------------------------------

COMPANY APPROVAL. GNA reserves the right to accept or reject any Contract or Certificate application at its sole discretion.

CHARGES AND DEDUCTIONS

-------------------------------------------------------------------------------

Charges and deductions under the Certificates are assessed against purchase payments, Certificate Values or annuity payments. There are no deductions from purchase payments, except for premium taxes in certain states. In addition, there are deductions from and expenses paid out of the assets of the Portfo-lios that are described in the accompanying Prospectuses of the Funds.

WITHDRAWAL CHARGES

If a withdrawal is made from the Certificate before the Annuity Date, a with-drawal charge (contingent deferred sales charge) may be assessed against amounts withdrawn attributable to purchase payments that have been in the Cer-tificate less than five complete years. There is no withdrawal charge with re-spect to earnings accumulated under the Certificate, certain free withdrawal amounts described below or purchase payments that were made five years or more before the withdrawal date. In no event may the total withdrawal charges ex-ceed 5% of total purchase payments. The amount of the withdrawal charge and when it is assessed is discussed below:

The amount of the withdrawal charge is calculated by multiplying the amount of the purchase payment being liquidated by the applicable withdrawal charge per-centage obtained from the following table.

NUMBER OF COMPLETE
 YEARS SINCE PUR-                                            WITHDRAWAL CHARGE
CHASE PAYMENT MADE                                              PERCENTAGE
------------------                                           -----------------
       0                                                            5%
       1                                                            5%
       2                                                            4%
       3                                                            3%
       4                                                            2%
       5+                                                           0%

The total withdrawal charge will be the sum of the withdrawal charges for the purchase payments being liquidated.

Each withdrawal from a Certificate is allocated, first, to the "free with-drawal amount," second, to remaining purchase payments which have not been withdrawn previously on a first-in first-out basis, and, third, to any remain-ing Certificate Value.

On the first withdrawal in any Certificate Year, the Participant may withdraw free of any withdrawal charge an amount equal to 10% of the Certificate Value at the time of the withdrawal. The free withdrawal amount is non-cumulative and does not apply to subsequent withdrawals in a Certificate Year. Any part of the free withdrawal taken from a Fixed Guarantee Period will still be sub-ject to a market value adjustment.

The withdrawal charge is deducted from the Certificate Value remaining after the Participant is paid the amount requested, except in the case of a complete withdrawal when it is deducted from the amount otherwise payable. In the case of a partial withdrawal, the amount requested from any Variable Sub-account or Fixed Guarantee Period may not exceed the value of that account minus any ap-plicable withdrawal charge, minus any applicable taxes, and in the case of withdrawals from a Fixed Guarantee Period, plus or minus the amount of the market value adjustment. The withdrawal charge will be subtracted from the Variable Sub-accounts and Fixed Guarantee Periods from which the withdrawal was made in the same proportion that the amount withdrawn from each Variable Sub-account or Fixed Guarantee Period bears to the total amount withdrawn, ex-cept that Fixed Gurantee Periods of the same duration shall be considered to-gether for withdrawal purposes, and amounts withdrawn shall be taken out on a first-in, first-out basis.

There is no withdrawal charge on distributions made as a result of the death of the Participant or Annuitant, and no withdrawal charges are imposed on or after the Annuity Date.


                                            GNA Variable Investment Account--23

-------------------------------------------------------------------------------

The amount collected from the withdrawal charge will be used to reimburse GNA for the compensation paid to cover selling concessions to broker-dealers, preparation of sales literature and other expenses related to sales activity.

The withdrawal charge is computed without regard to the application of any market value adjustment to the amount withdrawn, so that in the event of a negative market value adjustment, the charge will be determined on the basis of the full amount withdrawn, including the amount payable to GNA as a result of the market value adjustment. Conversely, in the event of a positive market value adjustment, the charge will not be assessed against any increased amount attributable to the positive market value adjustment. For examples of calcula-tion of the withdrawal charge, see Appendix B.

From time to time GNA may agree in writing to reduce the amount of the with-drawal charge, the period during which it applies, or both, when Certificates are sold to individuals, entities or groups of individuals in a manner that reduces GNA's sales expenses. GNA will consider such factors as (a) the size and type of group, (b) the amount of purchase payments expected to be re-ceived, and/or (c) other transactions where sales expenses are reduced. In no event will reduction or elimination of the withdrawal charge be permitted where such reduction or elimination will be unfairly discriminatory to any person.

EXAMPLE OF WITHDRAWAL CHARGE. The application of the withdrawal charge to the Fixed MGA Account Value, and the interplay between the withdrawal charge and the market value adjustment provisions, may be illustrated by the following example. (It may be less if a free withdrawal amount is available.) Assume a Participant wishes to make a partial withdrawal that will result in a net pay-ment to him or her of $6,000, such withdrawal to be made from two Fixed Guar-antee Periods, one with a Guarantee Period of ten years, the other with a Guarantee Period of seven years, and each having a value of $5,000. Assume further that the Participant directs that the partial withdrawal be taken from the Fixed Guarantee Period having the ten-year Guarantee Period to the maximum extent possible and the remainder taken from the Fixed Guarantee Period having the seven year Guarantee Period. Assume also that the market value adjustment applied to the ten-year Guarantee Period operates to reduce its value by 20% and that the adjustment applied to the seven-year Guarantee Period operates to reduce its value by 15%. Finally, assume that less than two years have elapsed since the purchase payments were made and that the withdrawal is deemed to be a withdrawal of purchase payments and not investment gain, so that the appli-cable percentage charge is 5% of the amount withdrawn. The net amount avail-able to the Participant from the Fixed Guarantee Period with the ten-year Guarantee Period is $3,750, because of a negative market value adjustment of $1,000 (20% of $5,000) and a withdrawal charge of $250 (5% of $5,000). The re-
maining portion of the amount requested, $2,250, is taken from the Fixed Guar-antee Period with the seven-year Guarantee Period, the amount withdrawn being the amount necessary to generate a net payment of $2,250 after application of the market value adjustment and the withdrawal charge. This amount --
 $2,812.50 -- is reduced by a negative market value adjustment of $421.88 (15% of $2,812.50) and a withdrawal charge of $140.62 (5% of $2,812.50) to provide the net payment of $2,250.

ADMINISTRATION CHARGES

CERTIFICATE MAINTENANCE CHARGE. Each year GNA will deduct a certificate main-tenance charge of $40 as partial compensation for the cost of providing all administrative services attributable to the Contracts and Certificates and the operations of the Separate Account and the Company in connection with the Con-tracts and Certificates. GNA will waive the charge if at the time of the as-sessment the Certificate Value is $40,000 or greater.

Prior to the Annuity Date, the certificate maintenance charge is deducted on December

24--GNA Variable Investment Account

------------------------------------------------------------------------------

31 of each year, except for the first Certificate Year when a pro-rata portion of the charge will be deducted on December 31. It is withdrawn from the Par-ticipant's interest in each Variable Sub-account and Fixed Guarantee Period in the same proportion that the Accumulation Value for each Variable Sub-account and the value of each Fixed Guarantee Period bears to the Certificate Value. If a full withdrawal of the Certificate's Withdrawal Value is made on a day other than December 31, the $40 certificate maintenance charge will be de-ducted from the amount paid. If the Annuity Date is not December 31, a pro-rata portion of the charge is deducted on the Annuity Date.

The amount of the certificate maintenance charge may be reduced or eliminated when sales of the Certificates are made to individuals, entities or groups of individuals in such a manner that results in savings of administration ex-penses. The entitlement to such a reduction or elimination of this charge will be determined by GNA considering the size and type of group and other circum-stances which could result in reduced administrative expenses. In no event will reduction or elimination of the certificate maintenance charge be permit-ted where such reduction or elimination will be unfairly discriminatory to any person.

ADMINISTRATION CHARGE. A daily charge at an annual rate of 0.15% of the aver-age daily value of each Variable Sub-account is deducted from each Variable Sub-account to reimburse GNA for administrative expenses. This asset-based ad-ministrative charge is not deducted from the Fixed MGA Account Value. The charge will be reflected in the Certificate Value as a proportionate reduction in the Accumulation Value for each Variable Sub-account. Because this adminis-trative charge is a percentage of assets rather than a flat amount, larger Certificate Values will in effect pay a higher proportion of this charge than smaller Certificate Values.

GNA does not expect to recover from the administration charges any amount in excess of its accumulated administrative expenses. Even though administrative expenses may increase, GNA guarantees that it will not increase the amount of the administration fees as to outstanding Certificates.

MORTALITY AND EXPENSE RISK CHARGE

The mortality risk assumed by GNA is the risk that Annuitants may live for a longer period of time than estimated. GNA assumes this mortality risk by vir-tue of annuity rates incorporated into the Contract which cannot be changed as to outstanding Certificates. This assures each Annuitant that his longevity will not have an adverse effect on the amount of annuity payments. Also, GNA guarantees that if the Annuitant dies before the maturity date, it will pay a death benefit. (See "DEATH BENEFIT BEFORE ANNUITY DATE") The expense risk as-sumed by GNA is the risk that the administration charges or withdrawal charge may be insufficient to cover actual expenses.

To compensate it for assuming these risks, GNA deducts from each Variable Sub-account a daily charge at an annual rate of 1.25% of the average daily value of the Variable Sub-account, consisting of .75% for the mortality risk and
 .50% for the expense risk. The mortality and expense risk charge is not as-sessed against the Fixed MGA Account Value. The charge will be reflected in the Certificate Value as a proportionate reduction in the Accumulation Value for each Variable Sub-account. The rate of the mortality and expense risk charge cannot be increased. If the charge is insufficient to cover the actual cost of the mortality and expense risks undertaken, GNA will bear the loss. Conversely, if the charge proves more than sufficient, the excess will be profit to GNA and will be available for any proper corporate purpose includ-ing, among other things, payment of distribution expenses.

TAXES

Any taxes, fees or assessments paid to a governmental entity relating to a Certificate will be deducted from purchase payments or the Certificate Value. GNA will determine when taxes have resulted from the investment experience of the Separate Account, GNA's receipt

                                            GNA Variable Investment Account--25

-------------------------------------------------------------------------------
of purchase payments or the commencement of annuity payments. GNA may pay pre-mium taxes when due and deduct that amount from the Certificate Value at a later date. The amount deducted will depend on the premium tax assessed in the applicable state. State premium taxes currently range from 0% to 3.5% depend-ing on the jurisdiction and the tax status of the Contract or Certificate and are subject to change by the legislature or other authority. (See "APPENDIX A:
State Premium Taxes.")

FEDERAL TAX MATTERS

-------------------------------------------------------------------------------

INTRODUCTION

The Contracts are designed for use in connection with retirement plans that do not qualify for special federal income tax treatment under the Internal Reve-nue Code or plans that qualify for special income tax treatment under the In-ternal Revenue Code, such as individual retirement accounts and annuities, pension and profit-sharing plans for corporations and sole proprietorships /partnerships ("H.R. 10" and "Keogh" plans), tax-sheltered annuities, and de-ferred compensation plans of state and local governments and tax-exempt orga-nizations. The ultimate effect of federal income taxes on Certificate Value, on annuity payments and on the economic benefit to the Participant, Annuitant or Beneficiary depends on GNA's tax status, on the type of retirement plan for which the Contract or Certificate is purchased and on the tax and employment status of the individual concerned. The following discussion is general in na-ture and is not intended as tax advice. Each person concerned should consult a competent tax adviser. No attempt is made to consider any applicable state or other tax laws. This discussion is based on GNA's understanding of current federal income tax laws as currently interpreted. No representation is made regarding the likelihood of continuation of those laws or of the current in-terpretations by the Internal Revenue Service. GNA MAKES NO GUARANTEE REGARD-ING THE TAX STATUS OF ANY CONTRACT OR CERTIFICATE OR ANY TRANSACTION INVOLVING THE CONTRACTS OR CERTIFICATES.

GNA'S TAX STATUS

GNA is taxed as a life insurance company under the Internal Revenue Code. It owns all assets supporting its obligations under the Contracts, and any income earned on those assets is considered GNA's income. Since the operations of the Separate Account are a part of, and are taxed with, the operations of GNA, the Separate Account is not separately taxed as a "regulated investment company" under Subchapter M of the Code. Under existing federal income tax laws, in-vestment income and capital gains of the Separate Account are not taxed to the extent they are applied to increase reserves under a Contract or Certificate. Since, under the Contracts, investment income and realized capital gains of the Separate Account are automatically applied to increase reserves, GNA does not anticipate that it will incur any federal income tax liability attribut-able to the Separate Account, and therefore it does not intend to make provi-sion for any such taxes. If GNA is taxed on investment income or capital gains of the Separate Account, then it may impose a charge against the Separate Ac-count in order to make provision for such taxes.

TAX STATUS OF THE CERTIFICATES

IN GENERAL. Under existing provisions of the Code, except as described below, any increase in the Certificate Value is generally not taxable to the Partici-pant or Annuitant until received, either in the form of annuity payments, as contemplated by the Contract, or in some other form of distribution. However, this rule applies only if (1) the Participant is an individual, (2) the in-vestments of the Separate Account are "adequately diversified" in accordance with Treasury Department regulations, and (3) GNA, rather than the Partici-pant, is considered the owner of the assets of the Separate Account for fed-eral tax purposes.

NON-NATURAL OWNER. As a general rule, deferred annuity contracts held by "non-natural persons" such as a corporation, trust or other

26--GNA Variable Investment Account

-------------------------------------------------------------------------------
similar entity, as opposed to a natural person (i.e., an individual), are not treated as annuity contracts for federal tax purposes. The investment income on such contracts is taxed as ordinary income that is received or accrued by the owner of the contract during the taxable year. There are several excep-tions to this general rule for non-natural contract owners. First, contracts will generally be treated as held by a natural person if the nominal owner is a trust or other entity which holds the contract as an agent for a natural person. However, this special exception will not apply in the case of any em-ployer who is the nominal owner of an annuity contract under a nonqualified deferred compensation arrangement for its employees.

In addition, exceptions to the general rule for non-natural contract owners will apply with respect to (1) contracts acquired by an estate of a decedent by reason of the death of the decedent, (2) certain Qualified Contracts, (3) contracts purchased by employers upon the termination of certain Qualified Plans, (4) certain contracts used in connection with structured settlement agreements, and (5) contracts purchased with a single premium when the annuity starting date is no later than a year from purchase of the annuity and sub-stantially equal periodic payments are made, not less frequently than annual-ly, during the annuity period.

DIVERSIFICATION REQUIREMENTS. For a contract to be treated as an annuity for federal income tax purposes, the investments of the Separate Account must be "adequately diversified" in accordance with Treasury Regulations. The Secre-tary of the Treasury has issued regulations which prescribe standards for de-termining whether the investments of the Separate Account are "adequately di-versified." If the Separate Account failed to comply with these diversifica-tion standards, a contract would not be treated as an annuity contract for federal income tax purposes and the contract owner would be taxable currently on the excess of the contract value over the premiums paid for the contract.

Although GNA does not control the investments of the Portfolios, it expects that the Portfolios will comply with such regulations so that the Separate Ac-count will be considered "adequately diversified."

OWNERSHIP TREATMENT. In certain circumstances, variable annuity contract own-ers may be considered the owners, for federal income tax purposes, of the as-sets of the separate account used to support their contracts. In those circum-stances, income and gains from the separate account assets would be includible in the contract owners' gross income. The Internal Revenue Service (the "Serv-ice") has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the owner possesses inci-dents of ownership in those assets, such as the ability to exercise investment control over the assets. In addition, the Treasury Department announced, in connection with the issuance of regulations concerning investment diversifica-tion, that those regulations "do not provide guidance concerning the circum-stances in which investor control of the investments of a separate account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guid-ance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular sub-accounts [of a separate account] without being treated as owners of the underlying assets." As of the date of this Prospectus, no such guidance has been issued.

The ownership rights under the Contracts and Certificates are similar to, but different in certain respects from, those described by the Service in rulings in which it was determined that contract owners were not owners of separate account assets. For example, Participants have the choice of more investment options to which to allocate purchase payments and Certificate Values, and may be able to transfer among investment options more frequently than in such rul-ings. These differences could result in the Participant being treated as the owner of the assets of the Separate Account. In addition, GNA does not know what standards will be set forth in the regulations or rulings which the Trea-sury Department has

                                            GNA Variable Investment Account--27

-------------------------------------------------------------------------------
stated it expects to issue. GNA therefore reserves the right to modify the Contract and Certificates as necessary to attempt to prevent the Participants from being considered owners of the assets of the Separate Account.

DEATH BENEFITS. Furthermore, in order to be treated as an annuity contract for federal income tax purposes, Section 72(s) of the Internal Revenue Code re-quires any Nonqualified Contract to provide that (a) if any owner dies on or after the annuity commencement date but prior to the time the entire interest in the contract has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that owner's death; and (b) if any owner dies prior to the Annuity Date the entire interest in the Contract will be distrib-uted within five years after the date of the owner's death. These requirements will be considered satisfied as to any portion of the owner's interest which is payable to or for the benefit of a "designated beneficiary" and which is distributed over the life of such "designated beneficiary" or over a period not extending beyond the life expectancy of the beneficiary, provided that such distributions begin within one year of that owner's death. The owner's "designated beneficiary" is the person designated by the owner as a benefi-ciary and to whom ownership of the contract passes by reason of death and must be a natural person. However, if the owner's "designated beneficiary" is the surviving spouse of the owner, the contract may be continued with the surviv-ing spouse as the new owner.

The Nonqualified Contracts contain provisions which are intended to comply with the requirements of Section 72(s) of the Internal Revenue Code, although no regulations interpreting these requirements have yet been issued. GNA in-tends to review such provisions and modify them if necessary to assure that they comply with the requirements of Internal Revenue Code Section 72(s) when clarified by regulation or otherwise.

Other rules may apply to Contracts and Certificates issued in connection with Qualified Plans.

THE FOLLOWING DISCUSSION ASSUMES THAT THE CERTIFICATES WILL QUALIFY AS ANNUITY
  CONTRACTS FOR FEDERAL INCOME TAX PURPOSES, THAT GNA WILL BE TREATED AS THE OWNER OF SEPARATE ACCOUNT ASSETS, AND THAT PARTICIPANTS ARE NATURAL PERSONS

FEDERAL TAX CONSIDERATIONS

WITHDRAWALS. In the case of a partial withdrawal or surrender under a Quali-fied Certificate under Section 72(e) of the Internal Revenue Code, a ratable portion of the amount received is taxable, generally based on the ratio of the "investment in the contract" to the Participant's total accrued benefit or balance under the retirement plan. The "investment in the contract" generally equals the portion, if any, of any purchase payments paid by or on behalf of any individual under a Certificate which was not excluded from the individu-al's gross income. For Qualified Certificates, a Participant's "investment in the contract" can be zero. Special tax rules may be available for certain dis-tributions under Qualified Certificates.

With respect to Nonqualified Certificates, partial withdrawals are generally treated as taxable income to the extent that the Certificate Value immediately before the withdrawal exceeds the "investment in the contract" at that time. Although there is no definitive guidance on this subject, it appears that the Certificate Value immediately before a partial withdrawal must be increased by any positive market value adjustments that result from such a withdrawal.

In the case of a full withdrawal under a Nonqualified Certificate, under Sec-tion 72(e) amounts received are generally treated as taxable income to the ex-tent the net amount received exceeds the "investment in the contract" at that time.

ANNUITY PAYMENTS. Although tax consequences may vary depending on the Annuity Payment Option elected under the Certificate,

28--GNA Variable Investment Account

-------------------------------------------------------------------------------
under Internal Revenue Code Section 72(b), generally gross income does not in-clude that part of any amount received as an annuity under an annuity contract that bears the same ratio to such amounts as the investments in the contract bears to the expected return at the Annuity Date. In this respect (prior to recovery of the investment in the contract), there is generally no tax on the amount of each payment which represents the same ratio that the "investment in the contract" bears to the total expected value of the annuity payments for the term of the payments; however, the remainder of each income payment is taxable. In all cases, after the "investment in the contract" is recovered, the full amount of any additional annuity payments is taxable.

PENALTY TAX ON CERTAIN WITHDRAWALS. In the case of a distribution under a Non-qualified Certificate, there may be imposed a federal penalty tax equal to 10% of the amount treated as taxable income. In general, however, there is no pen-alty tax on distributions: (1) made on or after the date on which the Partici-pant attains age 59 1/2; (2) made as a result of death or disability of the Participant; or (3) received in substantially equal periodic payments over the life or life expectancy of the Participant (or joint life or life expectancy of the Participant and a designated Beneficiary). In certain circumstances, other exceptions may apply. Other tax penalties may apply to certain distribu-tions under a Qualified Certificate.

TAXATION OF DEATH BENEFIT PROCEEDS. Amounts may be distributed from a Certifi-cate because of the death of a Participant or an Annuitant. Generally, such amounts are includible in the income of the recipient as follows: (1) if dis-tributed in a lump sum, they are taxed in the same manner as a full withdrawal of the Certificate, as described above, or (2) if distributed under an Annuity Payment Option, they are taxed in the same manner as annuity payments, as de-scribed above.

TRANSFERS, ASSIGNMENTS, OR EXCHANGES OF A CERTIFICATE. A transfer of ownership of a Certificate; the designation of an Annuitant, payee, or other beneficiary who is not also the Participant; the selection of certain Annuity Dates; or the exchange of a Certificate may result in certain tax consequences to Par-ticipants that are not discussed herein. The assignment, pledge, or agreement to assign or pledge any portion of the Certificate Value (and in the case of a Qualified Certificate any portion of an interest in the Qualified Plan) gener-ally will be treated as a distribution. The taxable portion of a distribution (in the form of a single sum payment or an annuity) is taxable as ordinary in-come. A Participant contemplating any transfer, assignment, or exchange of his or her interest under a Certificate should contact a competent tax adviser with respect to the potential tax effects of such a transaction.

MULTIPLE CONTRACTS. All nonqualified annuity contracts entered into after Oc-tober 21, 1988 that are issued by GNA (or its affiliates) to the same owner during any calendar year are treated as one annuity contract for purposes of determining the amounts includable in gross income under Section 72(e) of the Internal Revenue Code. In addition, the Treasury Department has specific au-thority to issue regulations that prevent the avoidance of Section 72(e) through the serial purchase of annuity contracts or otherwise. Congress has also indicated that the Treasury Department may have authority to treat the combination purchase of an immediate annuity contract and a separate deferred annuity contract as a single annuity contract under its general authority to prescribe rules as may be necessary to enforce the income tax laws.

WITHHOLDING. Pension and annuity distributions generally are subject to with-holding for the recipient's federal income tax liability at rates that vary according to the type of distribution and the recipient's tax status. Recipi-ents, however, generally are provided the opportunity to elect not to have tax withheld from distributions. As of January 1, 1993, GNA is generally required to withhold on distributions under certain Qualified Contracts or Certifi-cates.

POSSIBLE TAX LEGISLATION. A recent budget proposal included a provision modi-fying the

                                            GNA Variable Investment Account--29

-------------------------------------------------------------------------------
taxation of certain nonqualified annuities. This proposal would have adversely affected annuities that do not have "substantial life contingencies" by taxing income as it is credited to the annuity. The proposal would have applied to annuities purchased on or after the date of enactment. Although Congress is not now actively considering this or any other proposal regarding annuities, there is no way of knowing if legislation reflecting this proposal (or any other proposal affecting the taxation of annuities) will be enacted at some future time, or the extent to which any change would be retroactive in effect (i.e., effective prior to the date of enactment).

OTHER TAX CONSEQUENCES. As noted above, the foregoing discussion of the fed-eral income tax consequences under the Certificates is not exhaustive and spe-cial rules are provided with respect to other tax situations not discussed in this Prospectus. Further, the federal income tax consequences discussed herein reflect GNA's understanding of current law and the law, or its interpretation by the Internal Revenue Service, may change. Federal estate and state and lo-cal income, estate, inheritance, and other tax consequences of ownership or receipt of distribution under a Contract or Certificate depend on the individ-ual circumstances of each Participant or recipient of the distribution. A com-petent tax adviser should be consulted for further information.

QUALIFIED PLANS

The Contract or Certificates may be issued in connection with plans qualifying for special tax treatment under the Code. The tax rules applicable to Partici-pants in such plans vary according to the type of plan and the terms and con-ditions of the plan itself. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from contributions in excess of specified limits; distributions prior to age 59 1/2 (subject to certain exceptions); distributions that do not conform to specified commencement and minimum distribution rules; aggregate distributions in excess of a specified annual amount; and in other specified circumstances. Therefore, no attempt is made to provide more than general in-formation about the use of the Contracts and Certificates with such plans. Participants, Annuitants and Beneficiaries are cautioned that the rights of any person to any benefits under plans may be subject to the terms and condi-tions of the plans themselves, regardless of the terms and conditions of the Contract. Some retirement plans are subject to distribution and other require-ments that are not incorporated into our Contract administration procedures. Owners, Participants and Beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Con-tracts comply with applicable law. Following are brief descriptions of the various types of plans in connection with which GNA will issue a Contract or Certificate. When issued in connection with such a plan, a Contract or Certif-icate will be amended as necessary to conform to the requirements of the Code.

INDIVIDUAL RETIREMENT ANNUITIES AND INDIVIDUAL RETIREMENT ACCOUNTS. Section 408 of the Internal Revenue Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity or Individual Retirement Account (each hereinafter referred to as "IRA"). IRAs are subject to limits on the amount that may be contributed, the contributions that may be deducted from taxable income, the persons who may be eligible and the time when distributions may commence. Also, distributions from certain other types of plans qualifying for special tax treatment may be "rolled over" on a tax-deferred basis into an IRA. Sales of the Contracts and Certificates for use with IRAs may be subject to special disclosure requirements of the In-ternal Revenue Service. Purchasers of the Contract or Certificates thereunder for use with IRAs will be provided with supplemental information required by the Internal Revenue Service or other appropriate agency. Such purchasers will have the right to revoke their purchase within 7 days of the earlier of the establishment of the IRA or their purchase. The Internal Revenue Service has not reviewed the

30--GNA Variable Investment Account

-------------------------------------------------------------------------------

Contract for qualification as an IRA and has not addressed in a ruling of gen-eral applicability whether a death benefit provision such as the provision in the Contract comports with IRA qualification requirements. Purchasers should seek competent advice as to the suitability of the Contract for use with IRAs.

TAX-SHELTERED ANNUITIES. Section 403(b) of the Internal Revenue Code permits public school employees and employees of certain types of religious, charita-ble, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts and, subject to certain limitations, exclude the amount of premiums from gross income for tax purposes. These annu-ity contracts are commonly referred to as "Tax-Sheltered Annuities." Premiums excluded from gross income will be subject to FICA taxes. Purchasers using the Contracts or Certificates as Tax-Sheltered Annuities should seek competent ad-vice as to eligibility, limitations on permissible amounts of premiums and tax consequences on distribution. Withdrawals under Tax-Sheltered Annuities which are attributable to contributions made pursuant to salary reduction agreements are prohibited unless made after the Participant attains age 59 1/2, upon the Participant's separation of service, upon the Participant's death or disabili-ty, or for an amount not greater than the total of such contributions in the case of hardship. Effective January 1, 1993, distributions under Tax-Sheltered Annuities are generally subject to mandatory income tax withholding. (At the present time, GNA will issue a Tax-Sheltered Annuity only when the funds are directly transferred from an existing Tax-Sheltered Annuity.)

RESTRICTIONS UNDER THE TEXAS OPTIONAL RETIREMENT PROGRAM. Under applicable state law, Participants in the Texas Optional Retirement Program ("ORP") may withdraw their interest in an annuity contact issued under the ORP only upon
(1) termination of employment in the Texas public institutions of higher edu-cation, (2) retirement, or (3) death. A Participant in the ORP (or the Partic-ipant's estate if the Participant has died) will be required to obtain a cer-tificate of termination from the employer or a certificate of death before distributions can be made.

CORPORATE AND SELF-EMPLOYED ("H.R. 10" AND "KEOGH") PENSION AND PROFIT-SHARING PLANS. Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of tax-favored retirement plans for employees. The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, commonly referred to as "H.R. 10" or "Keogh," permits self-employed individuals also to establish such tax-favored retirement plans for themselves and their employ-ees. These retirement plans may permit the purchase of the Contracts to accu-mulate retirement savings under the plans. Adverse tax or other legal conse-quences to the plan, to the Participant or to both may result if a Certificate is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the Certificate. Employers intending to use the Contract or Certificates in connection with such plans should seek compe-tent advice.

DEFERRED COMPENSATION PLANS OF STATE AND LOCAL GOVERNMENTS AND TAX-EXEMPT OR-GANIZATIONS. Section 457 of the Code permits employees of state and local gov-ernments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligi-ble deferred compensation plan. To the extent the Contracts or Certificates are used in connection with an eligible plan, employees are considered general creditors of the employer and the employer as owner of the Certificates has the sole right to the proceeds under the Contract. Generally, with respect to purchase payments made after February 28, 1986, a Contract or Certificate pur-chased by a state or local government or a tax-exempt organization will not be treated as an annuity contract for federal income tax purposes. Those who in-tend to use the Contracts or Certificates in connection with such plans should seek competent advice.

                                            GNA Variable Investment Account--31

-------------------------------------------------------------------------------

INVESTMENTS SUPPORTING THE FIXED GUARANTEE PERIODS

-------------------------------------------------------------------------------

GNA's General Account assets must be invested in accordance with applicable state laws. These laws govern the nature and quality of investments that may be made by life insurance companies and the percentage of their assets that may be committed to any particular type of investment. In general, these laws permit investments, within specified limits and subject to certain qualifica-tions, in federal, state, and municipal obligations, corporate bonds, pre-ferred stocks, real estate mortgages, real estate and certain other invest-ments. All of GNA's General Account assets are available to meet its obliga-tions under the Contracts.

Purchase payments received under the Contracts and Certificates and allocated to Fixed Guarantee Periods will be held in a "nonunitized" separate account established by GNA under the laws of Washington. A nonunitized separate ac-count is a separate account in which the contract owner or participant does not participate in the performance of the assets through unit values or other-wise. Any favorable performance on the assets held in the separate account ac-crues solely to GNA's benefit. GNA reserves the right, subject to applicable state law, to transfer all assets allocated to the separate account to its General Account and to hold thereafter all assets supporting the Contract re-serves and other Contract liabilities in its General Account. Regardless of whether such assets are held in a separate account or GNA's General Account, all benefits available to Participants under the Contracts are guaranteed by GNA, and all of its assets, except those assets GNA allocates to certain other separate accounts it uses for other contracts, support those guarantees.

GNA intends to invest assets supporting the Contract reserves and other Con-tract liabilities related to the Fixed Guarantee Periods, whether held in a separate account or its General Account, in securities that, in the aggregate, have characteristics, especially cash flow patterns, reasonably related to the characteristics of the liabilities under the Contract. GNA will primarily in-vest in investment-grade fixed income securities including:

 Securities issued by the United States Government or its agencies or instru-mentalities, which issues may or may not be guaranteed by the United States Government.

 Public and/or private placement corporate debt securities that have an in-vestment grade rating at the time of purchase, within the four highest grades assigned by Moody's Investors Services, Inc. (Aaa, Aa, A or Baa) or Standard & Poor's Corporation (AAA, AA, A or BBB).

 Mortgage-backed securities collateralized by real estate mortgage loans, or securities collateralized by other assets, that are insured or guaranteed by the Federal Home Loan Mortgage Association, the Federal National Mortgage As-sociation or the Government National Mortgage Association, or that have an investment grade at time of purchase within the four highest ratings as de-scribed in the above paragraph.

 Commercial paper, cash or cash equivalents, and other short-term investments having a maturity of less than one year that are considered by GNA's manage-ment to have investment quality comparable to securities having the ratings stated above.

In addition, interest rate swaps, futures, options, rate caps and other hedg-ing instruments may be used solely for non-speculative hedging purposes. An-ticipated use of these financial instruments shall be limited to protecting the value of the assets supporting the Fixed Guarantee Periods, but use of such instruments may enhance yield.

ALTHOUGH THE FOREGOING GENERALLY DESCRIBES GNA'S INVESTMENT STRATEGY FOR THE ASSETS SUPPORTING GNA'S OBLIGATIONS UNDER THE FIXED PORTION OF THE CONTRACTS, GNA IS NOT OBLIGATED TO INVEST THOSE ASSETS ACCORDING TO ANY PARTICULAR STRAT-EGY EX-

32--GNA Variable Investment Account

-------------------------------------------------------------------------------

CEPT AS MAY BE REQUIRED BY STATE INSURANCE LAWS NOR WILL THE GUARANTEED INTER-EST RATES GNA ESTABLISHES BE DETERMINED BY THE PERFORMANCE OF THE NON-UNITIZED SEPARATE ACCOUNT. THE INVESTMENT STRATEGIES FOR ASSETS SUPPORTING THE VARIABLE PORTION OF THE CONTRACTS ARE DESCRIBED IN THE ACCOMPANYING PROSPECTUSES OF THE FUNDS

MORE INFORMATION ABOUT GNA

-------------------------------------------------------------------------------

HISTORY AND BUSINESS

Great Northern Insured Annuity Corporation (GNA) was incorporated as a stock life insurance company organized under the laws of the State of Washington on June 4, 1980, and began writing business pursuant to licensing on October 15, 1980. On June 30, 1983, The Weyerhaeuser Company (Weyerhaeuser) acquired a controlling interest in GNA. In October 1984, GNA Corporation, a stock holding company, was formed to hold GNA's stock. Weyerhaeuser exchanged its shares of GNA stock for shares of GNA Corporation. GNA is licensed in the District of Columbia and all states except Maine, New Hampshire, New York and Vermont.

On February 1, 1990, GNA acquired 100% of the outstanding stock of First GNA Life Insurance Company of New York (First GNA). First GNA is licensed and is-sues deferred and immediate annuities and life insurance in the state of New York.

Weyerhaeuser directly and through its subsidiary Weyerhaeuser Financial Serv-ices, Inc. acquired additional shares of GNA Corporation throughout the subse-quent years, resulting in 100% ownership of GNA Corporation by Weyerhaeuser Financial Services as of December 31, 1992.

Pursuant to a Stock Purchase Agreement dated January 5, 1993, by and between Weyerhaeuser, Weyerhaeuser Financial Services, and General Electric Capital Corporation (GE Capital), 100% of the outstanding capital stock of GNA Corpo-ration was sold to GE Capital effective April 1, 1993.

Effective July 14, 1993, GE Capital acquired 100% of the outstanding capital stock of United Pacific Life Insurance Company (United Pacific Life). GE Capi-tal transferred controlling ownership of United Pacific Life to GNA, and GNA transferred 52% of its ownership of First GNA to United Pacific Life. Subse-quently, United Pacific Life's name was changed to General Electric Capital Assurance Company (GE Capital Assurance). GE Capital Assurance, a Delaware life insurer, is licensed in the District of Columbia, and all states except Maine and New York.

Effective October 1, 1995, GNA was party to a reorganization involving GNA Corporation and certain of its life insurance company subsidiaries. The reor-ganization allows all life insurance company subsidiaries of GNA Corporation to file a consolidated federal tax return.

As part of the reorganization, GNA became a wholly-owned subsidiary of GE Cap-ital Assurance, and GE Capital Assurance became a wholly-owned subsidiary of GNA Corporation. Previously, all of GE Capital Assurance's voting common stock was owned by GNA. In order for GE Capital Assurance to become the direct par-ent of GNA, GNA Corporation contributed all of the stock of GNA to GE Capital Assurance in exchange for voting shares of GE Capital Assurance. GNA distrib-uted its holdings of GE Capital Assurance common stock to GE Capital Assurance with the result that GE Capital Assurance is wholly-owned by GNA Corporation.

GNA markets primarily fixed-rate deferred annuities, immediate annuities and variable deferred annuities.

FIXED-RATE DEFERRED ANNUITIES. The predominant form of deferred annuities re-quire either single premium or flexible premium payments and have a minimum annual guaranteed crediting rate. After the initial guarantee period, the crediting rate may be changed

                                            GNA Variable Investment Account--33

-------------------------------------------------------------------------------
periodically. The policy owner is permitted to withdraw all or part of the premium paid plus interest credited, less a surrender charge for withdrawals during the initial penalty period of one to eight years. The surrender charge is initially 5% to 8% of the contract value and decreases over the penalty pe-riod. Some deferred annuities provide for penalty-free partial withdrawals of the accumulated interest credited or up to 10% annually of the accumulation value. Other forms of deferred annuities include contracts with two-tiered in-terest credited rates, where death and annuitization benefits are based on the higher tiered interest credited rate while surrender benefits are based on the lower tier. During 1994, GNA registered with the SEC a Modified Guaranteed An-nuity Contract (MGA). The MGA offers ten different guarantee periods and al-lows investors to increase earnings potential by combining different interest rates under one product. Early withdrawals under the MGA are subject to a mar-ket value adjustment.

In 1994, the Company issued $994.9 million in deferred annuities. At December 31, 1994, deferred annuities comprised $9,769.1 million of total liabilities for future annuity and contract benefits. The Company primarily sells deferred annuities through thrifts, banks and other financial institutions, as well as a select group of brokerage general agents. Three financial institutions ac-counted for 75% of 1994 deferred annuities contracts issued.

IMMEDIATE ANNUITIES. The Company's immediate annuities (limited payment insur-ance contracts) are designed to provide a series of periodic payments for a fixed length of time or for life, according to the annuitant's choice at the time of issue. Once the payments have begun, the amount, frequency and length of time for which they are payable are fixed. A primary form of immediate an-nuities, the life contingent structured settlement annuity, is usually sold as part of a settlement resulting from a personal injury or wrongful death claim to provide scheduled payments to an injured person or his/her dependents. Structured settlement annuities are generally long-term and cannot be surren-dered. Other primary forms of immediate annuities, retirement annuities and terminal funding contracts, are usually sold to companies as a means of satis-fying existing pension obligations. These annuities have payments that begin at retirement, cannot be surrendered or borrowed against and guarantee a fixed stream of payments which depends on retirement age. In 1994, the Company is-sued $117.6 million in life contingent immediate annuities. At December 31, 1994, immediate annuities comprised $2,437.4 million of total liabilities for future annuity and contract benefits. The Company sells immediate annuities through banks, thrifts and brokerage general agents.

DEFERRED VARIABLE ANNUITIES. During 1994, GNA registered with the SEC a De-ferred Variable Annuity. This annuity offers customers a different degree of potential for return by offering eighteen investment options: eight different mutual fund portfolios and a fixed MGA account with ten different guaranteed interest rate periods. Performance of the mutual fund portfolios selected de-termines the variable account value. Customers may withdraw all or a portion of their account value, subject to certain charges for early withdrawals. The withdrawal charge is initially 5% and decreases over the five year penalty pe-riod. Customers may also make penalty-free partial withdrawals of up to 10% annually of their accumulated account value. Withdrawals from the fixed MGA account guarantee periods are also subject to market value adjustments. GNA deducts annual charges for mortality and expense risk and administration costs equal to 1.4% of the account balance. GNA sells its variable annuities primar-ily through banks, thrifts and brokerage general agents.

GNA's corporate office is located at Two Union Square, Suite 5600, Seattle, Washington 98101 where it leases office space. GNA is reimbursed by its sub-sidiaries and affiliates for rent based on direct and indirect allocation methods. First GNA Life rents office space in Purchase, New York. All owned properties were acquired through foreclosure and are held for sale.

34--GNA Variable Investment Account

-------------------------------------------------------------------------------

SELECTED FINANCIAL DATA

The following selected financial data should be read in conjunction with the financial statements and notes thereto included in this Prospectus.

                            SELECTED FINANCIAL DATA
                             (DOLLARS IN MILLIONS)

                            SIX MONTHS ENDED JUNE 30,                          YEAR ENDED DECEMBER 31,
                      ------------------------------------- ----------------------------------------------------------------
                          1995         1995                     1994        1994        1993
                      PRO FORMA (1)   ACTUAL       1994     PRO FORMA (1)  ACTUAL    ACTUAL (2)    1992      1991     1990
                      ------------- ----------- ----------- ------------- ---------  ----------  --------  -------- --------
                       (UNAUDITED)  (UNAUDITED) (UNAUDITED)  (UNAUDITED)
Total Revenues......    $  323.7     $   554.2   $   438.1     $509.2     $   972.9  $   621.5   $  458.4  $  437.7 $  345.5
Income before income
 taxes and minority
 interest...........        25.7          48.5        44.9       70.7         107.7       57.0       53.6      53.8     39.4
Net income..........        16.9          20.7        19.8       44.0          47.5       34.1       33.6      35.3     25.9
Total Assets........     6,782.3      13,602.7    12,874.3        --       13,111.8   13,160.1    5,973.9   5,167.9  4,226.2
Shareholder's
 interest excluding
 net unrealized
 investment loss....       619.2         809.9       766.1        --          794.2      754.0      326.3     304.7    269.4
Net unrealized
 investment loss....        (0.5)        (60.1)     (433.3)       --         (528.8)     (16.3)       (.5)      --       --
Total shareholders
 interest...........       618.7         749.8       332.8        --          265.4      737.7      325.8     304.7    269.4

--------
(1) Unaudited pro forma results reflect the reorganization of the insurance subsidiaries of GNA Corporation as if it had occurred at the beginning of the period.
(2) The GNA results of operations presented for the year ended December 31, 1993 include the acquisition of GE Capital Assurance as of July 14, 1993 and both pre- and post-acquisition periods of GNA.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The Selected Financial Data above and this Management's Discussion and Analy-sis reflect the financial results of GNA and subsidiaries, (hereafter referred to as the Company) before the reorganization of GNA Corporation and its sub-sidiaries as described above. The attached pro forma financial information in-cludes GNA only, after the reorganization of GNA Corporation described above.

(1) RESULTS OF OPERATIONS

The Company derives substantially all its income from earnings on investments offset by interest credited to policyholders of predominantly deferred and im-mediate annuities, operating expenses, acquisition costs and taxes. Funds re-ceived for the purchase of immediate annuities with life contingencies, in-cluding options elected under annuity contracts, are reported as premium in-come. Other income is primarily surrender fees on deferred annuity policies.

JUNE 30, 1995 COMPARED TO JUNE 30, 1994

Net investment income increased $42.8 million to $445.7 million during the first six months of 1995 compared to 1994. This change is attributable primar-ily to growth in earning assets and increased investment yields as reinvest-ment rates were higher leading into the first six months of 1995 compared to the first six months of 1994.

PREMIUMS increased $74.9 million to $105.4 million for the first six months of 1995. This growth is attributable to the strong production of GNA's structured settlement product introduced at the end of first quarter 1994.

                                            GNA Variable Investment Account--35

-------------------------------------------------------------------------------

INTEREST CREDITED on policyholder deposits increased $14.9 million to $256.0 million for the first six months of 1995 due primarily to a higher interest rate environment and an increase in the policyholder liabilities.

CHANGE IN POLICY RESERVES has increased $74.4 million to $103.8 million for the first six months of 1995. Policy reserves related to life contingent prod-ucts increased primarily from new structured settlement premiums.

COMMISSIONS increased $10.4 million to $30.6 million for the first six months of 1995. This increase is a result of a 49% increase in production, primarily of single premium deferred annuity and structured settlement products for the first six months of 1995 compared to the same period of 1994.

GENERAL EXPENSES increased $5.7 million to $27.0 million for the first six months of 1995 due to introduction of new products and the associated costs, as well as lower expense allocations to affiliated companies.

AMORTIZATION OF INTANGIBLES increased $5.9 million to $32.8 million for the first six months of 1995. This increase is primarily due to increased amorti-zation of present value of future profits resulting from increased gross prof-its.

INCREASE IN DEFERRED ACQUISITION COSTS increased $3.5 million for the first six months of 1995 due to increased sales volumes and related commissions, partially offset by increased amortization driven by increased gross profits.

1994 COMPARED TO 1993

NET INVESTMENT INCOME increased $258.0 million to $837.8 million. This change is attributable to additional investment income from GE Capital Assurance dur-ing 1994, as well as growth in earning assets from $12,264.2 million to $12,828.2 million. Overall investment yields have also increased as interest rates continued to rise throughout the year.

PREMIUMS increased $91.6 million to $117.6 million. This growth is attribut-able to the introduction of GNA's structured settlement product in the second quarter of 1994 and an increase in annuitization to life contingent products from single premium deferred annuity products.

INTEREST CREDITED on policyholder deposits increased $77.5 million to $489.4 million. Of the increase, GE Capital Assurance accounted for $91.0 million which is partially offset by lower interest crediting rates on policyholder deposits.

CHANGE IN POLICY RESERVES increased $95.7 million to $120.4 million. Policy reserves related to life contingent products increased primarily from new structured settlement premiums and growth trends in annuitizations of life contingent products.

ANNUITY AND SURRENDER BENEFITS increased $88.6 million to $160.9 million due to the acquisition of GE Capital Assurance and its related life contingent product mix. The mature block of business in GE Capital Assurance results in higher benefit payments.

COMMISSIONS increased $25.0 million to $52.8 million. This increase is a re-sult of sales volumes increasing $418.6 million to $1,112.5 million during 1994.

GENERAL EXPENSES for 1994 were essentially the same as 1993. The additional expense volume of GE Capital Assurance was mitigated by economies of scale which maintained general expense levels.

AMORTIZATION OF INTANGIBLES is a result of the GNA and GE Capital Assurance acquisitions. The Company established goodwill of $154.7 million and the pres-ent value of future profits (PVFP) of $381.6 million in connection with the acquisitions. For the years ended December 31, 1994 and 1993, goodwill amortiza-

36--GNA Variable Investment Account

-------------------------------------------------------------------------------
tion was $7.8 million and $2.0 million, respectively. The increase in goodwill amortization for the year ended December 31, 1994 results from the inclusion of GE Capital Assurance for twelve months compared to five and one-half months in 1993, and the adjustments for the impact of certain tax elections related to the acquisition of GNA.

PVFP represents the present value of estimated gross profits embedded in ac-quired contracts, and is estimated using actuarial methods and assumptions re-lated to future investment income yields, interest credited rates, contract maintenance expenses, persistency rates and surrender fees. Amortization will be based on periodic estimates of realized and remaining gross profits. Net PVFP amortization for the years ended December 31, 1994 and 1993 was $50.0 million and $17.7 million, respectively. Amortization of PVFP has increased due to inclusion of twelve months of amortization in 1994 compared to nine months in 1993 for GNA and five and one-half months for GE Capital Assurance.

INCREASE IN DEFERRED ACQUISITION COSTS increased $27.0 million to $63.1 mil-lion due to increased sales volumes and related commissions.

PROVISION FOR INCOME TAXES. The effective tax rate for 1994 increased from 28.6% to 41.5% primarily due to the non-deductible effects of goodwill amorti-zation and the effects in 1993 of the corporate tax rate change from 34% to 35%.

MINORITY INTEREST in net income increased $9.8 million to $15.5 million due to the full year accrual of a cumulative dividend on GE Capital Assurance's pre-ferred stock. GE Capital Assurance's preferred stock was issued September 29, 1993 to GNA Corporation.

1993 COMPARED TO 1992

As further discussed in the financial statements for December 31, 1993, effec-tive April 1, 1993, GE Capital acquired GNA Corporation. In addition, effec-tive July 14, 1993, GE Capital also acquired GE Capital Assurance and four of its subsidiaries and contributed 100% of GE Capital Assurance's outstanding voting stock to GNA (collectively, the Acquisitions). All assets and liabili-ties for the Company have been adjusted to their fair values as of their re-spective acquisition dates. The effects of the acquisitions and related pur-chase accounting adjustments have reduced net investment income and increased amortization of intangible assets. The results for the nine months ended De-cember 31, 1993, reflect both effects of purchase accounting adjustments for the Company as well as the results of operations from the respective acquisi-tion dates. For purposes of the following discussion, the Company's results of operations presented for the year ended December 31, 1993 include the acquisi-tion of GE Capital Assurance as of July 14, 1993 and both pre- and post-acqui-sition periods of GNA.

NET INVESTMENT INCOME increased $173.4 million to $579.8 million. This change is attributable to $211.2 million additional investment income from GE Capital Assurance since July 14, 1993 offset by both the fair value adjustments re-lated to the investment portfolio and falling interest rates throughout the year. In addition, falling interest rates resulted in an increase in calls of certain corporate securities prior to maturity and the acceleration of prepay-ments on mortgage-backed securities, which results in lower reinvestment rates.

NET REALIZED INVESTMENT GAINS decreased to $4.4 million following $31.9 mil-lion in gains realized. Gains of $9.1 million realized in 1992 were attribut-able to transactions in forward commitments of "To Be Announced" pools of res-idential mortgages. Activities in these instruments have been curtailed due to changing interest rates and related market forces. The increase in sales ac-tivity in U.S. Treasury securities in 1992 also generated significant invest-ment gains. Sales of investments following ownership changes did not generate significant gains or losses due to fair value adjustments as of the respective acquisition dates.

                                            GNA Variable Investment Account--37

-------------------------------------------------------------------------------

PREMIUMS increased over prior period by $18.7 million to $26.0 million. The increase resulted from production of life contingent products stemming from annuitization of single premium deferred annuity products as well as the ac-quisition of GE Capital Assurance. Premiums recorded during the post-acquisi-tion period resulted from the issuance of contracts that were pending at the date of acquisition.

NET COMMISSION INCOME decreased $2.8 million to $4.8 million. The decrease re-sulted from an organizational restructuring of retail insurance agencies which sold third party mutual funds for affiliated companies. By the end of the year, these agencies were transferred from GNA to GNA Insurance Services, an affiliate of the Company.

INTEREST CREDITED on policyholder deposits increased $73.5 million to $411.9 million. GE Capital Assurance accounted for $113.4 million of the increase which is partially offset by declining interest crediting rates on policy-holder deposits.

INCREASE IN POLICY RESERVES has increased $18.9 million to $24.7 million. Pol-icy reserves related to life contingent products increase from new premiums and decrease from payments on existing policies. GE Capital Assurance results have contributed $14.5 million to the increase. The remaining increase follows growth trends noted above in premiums.

ANNUITY AND SURRENDER BENEFITS increased $68.4 million to $72.3 million due to the addition of GE Capital Assurance and its related life contingent product mix. Following the GE Capital Assurance acquisition, the Company now holds ap-proximately $2,297.2 million (19% of reserves) of insurance contract future annuity and contract benefit reserves. Payments on these contracts are re-corded as benefits.

COMMISSIONS decreased $5.4 million to $27.8 million. This reflects declining investment contract sales attributable to declining interest rates and general increased economic uncertainty related to tax law changes during the period.

AMORTIZATION OF INTANGIBLES is a result of the Acquisitions. The Company es-tablished goodwill of $154.7 million and the present value of future profits
(PVFP) of $381.6 million in connection with the Acquisitions. Goodwill will be amortized on a straight-line basis over 25 years. For the year ended December 31, 1993, $2.0 million of goodwill and $17.7 million of PVFP was amortized.

INCREASE IN DEFERRED ACQUISITION COSTS, NET (DAC) increased $2.0 million to a $36.1 million reduction to expenses during the year ended December 31, 1993. This is best analyzed by breaking it down into its two components:

                                                                  1993    1992
                                                                 ------  ------
Cost Deferral................................................... ($37.2) ($48.4)
Amortization....................................................    1.1    14.3
                                                                 ------  ------
Increase in DAC................................................. ($36.1) ($34.1)
                                                                 ======  ======

The deferral in the year ended December 31, 1993 was $37.2 million which is 23% lower than the 1992 period deferral. The decline in the deferral component resulted primarily from the decrease in commission expense. The decrease in amortization reflects the elimination of DAC related to the acquisition of GNA by GE Capital.

(2) LIQUIDITY AND CAPITAL RESOURCES

The Company's liquidity requirements for the past three years were met by funds from operations and investment activity. Premiums and policyholder de-posits were invested in assets that generally had durations similar to the Company's liabilities. Funds from investment activity included principal and interest payments from the bond and mortgage portfolio as well as sales, calls and maturities of certain securities. For the year ended December 31, 1993, cash flow increased significantly as a result of increased calls on corporate securities totaling $759.0 million and prepayments on mortgage-backed securi-ties due to the low interest rate environment totaling $689.3 mil-

38--GNA Variable Investment Account

-------------------------------------------------------------------------------
lion. As of December 31, 1994, investments subject to certain call provisions totaled $1,472.1 million; and mortgage-backed securities subject to prepayment risk totaled $2,078.4 million.

The Company and its subsidiaries are restricted by certain states they are domiciled in as to the amount of dividends and advances they may pay within a given calendar year to their parent without regulatory consent. That restric-tion is the greater of statutory net gain from operations for the year or 10% of the statutory surplus at the end of the year, subject to a maximum equal to statutory earned surplus. As of December 31, 1994, approximately $37.4 million was available for dividend payments in 1995. Similar restrictions apply to First GNA and GE Capital Assurance. At December 31, 1994, First GNA and GE Capital Assurance had $14.7 million and $0 million, respectively, available for dividend payments in 1995.

GE Capital Assurance has reinsured a portion of its business with various com-panies, including Employers Reassurance Corporation, an affiliate of GE Capi-tal, increasing its statutory capital and surplus by $31.5 million at December 31, 1994. These treaties had no significant effect on shareholder's interest under generally accepted accounting principles. The Company has no other rein-surance agreements.

(3) SEGMENT INFORMATION

GNA's operations consist of the sale of annuity and life insurance products which is considered a single segment/line of business. GNA is not dependent upon any single customer and no single customer accounted for more than 10% of its revenues in 1994.

INVESTMENTS

FIXED MATURITIES. The Company's fixed maturities must be invested in accor-dance with requirements of applicable state laws and regulations regarding the nature and quality of investments that may be made by life insurance companies and the percentage of assets that may be held in certain types of investments. At June 30, 1995, approximately 80% of fixed maturity investments were in cor-porate issues and U.S. Treasury notes and another 20% in securities backed by residential mortgages. Approximately 70% of the fixed maturities portfolio (excluding mortgage backed securities) is expected to mature within ten years. Approximately 29%, 15% and 12% of the portfolio were concentrated in the manu-facturing, financial and utility industries, respectively. As of June 30, 1995, 4% of the Company's diversified portfolio was rated below investment grade and no bonds were in default as to interest and principal. At June 30, 1995, the Company held fixed maturity securities, other than securities issued or guaranteed by the U.S. Government, in Occidental Petroleum Corp. ($90 mil-lion), Ford Motor Credit ($88.3 million), Phillip Morris (84.3 million), Enron ($83 million), Phillips Petroleum ($82.9 million), and Sears and Roebuck & Co. (81.6 million), which exceed 10% of shareholder's interest before net unrealized investment losses.

All of the Company's fixed maturities were designated as available-for-sale at June 30, 1995 and December 31, 1994. Accordingly, such investments were re-ported at fair value with corresponding amortized cost of $11,219.4 million at June 30, 1995 and $11,322.5 million at December 31, 1994. Unrealized losses, net of the effects of present value of future profits, deferred acquisition costs, deferred taxes and minority interest, have been included in sharehold-er's interest as of June 30, 1995. Shareholder's interest included net unrealized losses of $60.1 million and $528.8 million at June 30, 1995, and December 31, 1994, respectively, a difference primarily due to an increase in the fair value of fixed maturities, principally resulting from decreased in-terest rates.

Mortgage-backed securities are subject to risks associated with variable pre-payments. This may result in these securities having a different actual matu-rity than planned at the time of purchase. Prepayment speeds are gen-

                                            GNA Variable Investment Account--39

-------------------------------------------------------------------------------
erally dependent on the relative sensitivity of the underlying mortgages back-ing the assets to changing interest rates and the repayment priority of the securities in the overall securitization structure. Under certain circumstanc-es, the Company has purchased higher risk securities which do not compromise the sefety of the general portfolio, but rather serve to mitigate the Company's risk exposure to changing interest rates. There are negligible de-fault risks in the mortgage-backed securities portfolio as a whole, as the vast majority of the assets are either guaranteed by U.S. government sponsored entities or are supported in the securitization structure by junior securities enabling the assets to achieve high investment grade status.

MORTGAGE LOANS. At June 30, 1995, the mortgage loan portfolio consisted of 1,243 mortgage loans on commercial real estate properties, 38% of which are located in California. The loans, which were originated through a network of mortgage bankers, were made only on completed leased properties and generally have loan-to-value ratios of less than 75% at the date of origination. GNA does not engage in construction lending or land loans. At June 30, 1995, three mortgage loans with a book value of $3.3 million were in default as to inter-est and principal and ten mortgage loans with a book value of $11.3 million have been restructured.

REAL ESTATE OWNED. All real estate holdings are a result of mortgage loan foreclosure. Properties are currently reported at the lower of cost or fair value less estimated cost to sell. At June 30, 1995, the Company held seven properties for which management intends to market in an orderly fashion to maximize their value.

COMPETITION

The Company is engaged in a business that is highly competitive because of the large number of stock and mutual life insurance companies and other entities marketing insurance products. There are approximately 2,100 stock, mutual and other types of insurers in the life insurance business in the United States, a significant number of which are substantially larger than the Company. As of December 31, 1994, the Company had 530 employees. In addition, GNA had 380 re-tail sales agents selling GNA's products through an affiliated company, GNA Insurance Services, Inc.

A.M. Best assigned to GNA an A + (Superior) rating. Duff & Phelps reaffirmed GNA's AA (Very High) rating, and Standard & Poor's reaffirmed an AA (Excel-lent) rating based on GNA's high claims paying ability and excellent asset quality. Moody's rated GNA Aa3 (Excellent).

GOVERNMENT REGULATION

GNA is subject to the laws of the State of Washington governing insurance com-panies and to the regulations of the Washington Insurance Department (GE Capi-tal Assurance and First GNA are subject to laws and regulations of the States of Delaware and New York, respectively). In addition, the Company is subject to regulation under the insurance laws of other jurisdictions in which the Company operates. Regulation by each insurance department includes periodic examination to determine the Company's contract liabilities and reserves so that each insurance department may verify that these items are correct. Regu-lation by supervisory agencies includes licensing to transact business, over-seeing trade practices, licensing agents, approving policy forms, establishing reserve requirements, fixing maximum interest rates on life insurance policy loans and minimum rates for accumulation of surrender values, prescribing the form and content of required financial statements and regulating the type and amounts of investments permitted. The Company's books and accounts are subject to review by each insurance department and other supervisory agencies at all times, and the Company files annual statements with these agencies. A full ex-amination of the Company's operations is conducted periodically by various in-surance departments and may include the participa-

40--GNA Variable Investment Account

-------------------------------------------------------------------------------
tion of the insurance departments of other states in which the Company con-ducts business. Recent examinations have not resulted in significant findings.

In addition, many states regulate affiliated groups of insurers (including the Company) under insurance holding company legislation. Under such laws, intercompany transactions, including transfers of assets and dividend payments from insurance subsidiaries, may be subject to prior notice or approval, de-pending on the size of the transfers and payments in relation to the financial positions of the companies involved. Due to its volume of California business, GNA is considered a California commercially domiciled insurer under California insurance holding company law.

The National Association of Insurance Commissioners (NAIC), an association of state regulators and their staffs, attempt to coordinate the state regulatory process and continually reexamines existing laws and regulations and their ap-plication to insurance companies. The NAIC has adopted Risk-Based Capital
(RBC) requirements, effective December 31, 1993, to evaluate the adequacy of statutory capital and surplus in relations to risks associated with: (i) asset quality, (ii) insurance risk, (iii) interest rate risk, and (iv) other busi-ness factors. The RBC formula is designed as an early warning tool for the state to identify possible under-capitalized companies for the purpose of ini-tiating regulatory action. In the course of operations, the Company periodi-cally monitors the level of its RBC and it exceeds the minimum required lev-els.

Under insurance guaranty fund laws in most states, insurers doing business therein can be assessed (up to prescribed limits) for policyholder losses in-curred by insolvent companies. The Company has estimated assessments related to known insolvencies, primarily Executive Life Insurance Company, and has re-corded a liability of $46.8 million at December 31, 1994 related to this esti-mated liability. The amount of any future assessments related to future insol-vencies under these laws, however, cannot be reasonably estimated. Most of these laws do provide that an assessment may be excused or deferred if it would threaten an insurer's own financial strength.

Although the federal government generally does not directly regulate the busi-ness of insurance, federal initiatives often have an impact on the business in a variety of ways. Current and proposed federal measures which may signifi-cantly affect the insurance business include employee benefit regulation, re-moval of barriers preventing banks from engaging in the insurance business, tax law changes affecting the taxation of insurance companies and the tax treatment of insurance products and the taxation impact on the relative desir-ability of various investment vehicles.

NEW ACCOUNTING STANDARDS

The Company adopted the Statement of Financial Accounting Standards (SFAS) No. 114, Accounting by Creditors for Impairment of a Loan, and the related SFAS No. 118, Accounting by Creditors for Impairment of a Loan--Income recognition and disclosures, on January 1, 1995. The adoption of these Statements had no effect on earnings or financial position as the same level of allowance for losses was appropriate under both the previous accounting policy and the newly adopted policy.

SFAS No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of requires, among other things, that certain long-lived assets be reviewed for impairment whenever events or circumstances indicate that the carrying amount of an assets may not be recoverable. An im-pairment loss is recognized if, upon such review, the sum of expected future cash flows is less than the carrying amount of the asset. An impairment loss is measured based on the difference between the carrying amount of the asset and its fair value. The effect of adopting SFAS No. 121 is not expected to be material. Adoption is required by no later than the first quarter of 1996.

                                            GNA Variable Investment Account--41

-------------------------------------------------------------------------------

SFAS No. 122, Accounting for Mortgage Servicing Rights, requires that rights to service mortgage loans to be recognized when the underlying loans are sold. The standard also requires that capitalized mortgage servicing rights be as-sessed for impairment by individual risk stratum based on the fair value of such rights. The effect of adopting SFAS No. 122 is not expected to be materi-al. Adoption is required by no later than the first quarter of 1996.

EXECUTIVE OFFICERS AND DIRECTORS

                                           POSITION WITH GNA(1) AND
          NAME (AGE)               PRINCIPAL OCCUPATION FOR LAST FIVE YEARS
          ----------               ----------------------------------------
 Patrick E. Welch (48)        Director, President and Chief Executive Officer
                              of GNA since 1992. Executive Vice President and
                              Chief Operating Officer of GNA 1991-92. Senior
                              Vice President and Chief Financial Officer of GNA
                              Corporation and its subsidiaries 1983-91.
                              President and CEO of GNA Investors Trust since
                              1992. Senior Vice President and Treasurer of GNA
                              Investors Trust 1986-92.
 Hans L. Carstensen, III (48) Director and Chief Marketing Officer of GNA since
                              April 1994. Senior Vice President of GNA since
                              1987.
 Stephen P. Joyce (39)        Director and Senior Vice President of GNA since
                              January 1995. Vice President--Business
                              Development, General Electric Capital Corporation
                              1994-95. President--Monogram Retailer Credit,
                              General Electric Capital Corporation 1990-94.
 Victor C. Moses (47)         Director of GNA since April 1994. Senior Vice
                              President, Business Development, and Chief
                              Actuary of GNA since May 1993. Senior Vice
                              President and Chief Financial Officer of GNA
                              1991-93. Vice President and Chief Actuary of GNA
                              1983-91. Senior Vice President, Controller and
                              Treasurer GNA Investors Trust 1992-93.
 Geoffrey S. Stiff (43)       Director of GNA since April 1994. Senior Vice
                              President, Chief Financial Officer and Treasurer
                              of GNA since May, 1993. Vice President, Chief
                              Financial Officer and Director of Employers
                              Reinsurance Corporation 1987-93. Senior Vice
                              President, Controller and Treasurer GNA Investors
                              Trust since 1993.
 Charles A. Kaminski (47)     Director of GNA since April of 1994. Senior Vice
                              President of GNA since November 1993. Vice
                              President of Investments at GNA 1992-93. Prior to
                              joining GNA, he was Vice President and Director
                              of Baring America Asset Management, 1984-91.
 Kenneth F. Starr (46)        Director of GNA since April 1994. Senior Vice
                              President of GNA since November 1993. Vice
                              President of Mortgage Loans at GNA 1982-93.
 Thomas W. Casey (32)         Vice President and Controller of GNA since 1993.
                              Vice President and Controller of GNA Variable
                              Series Trust and Investors Trust since 1994.
                              Technical Adviser, General Electric Capital
                              Corporation 1992-93. Assistant Vice President,
                              Citibank, 1990-92.
 Jeffrey I. Hugunin (33)      Treasurer of GNA since 1994. Vice President and
                              Treasurer of HGI, Inc. and subsidiaries (formerly
                              known as Harcourt General Insurance, Inc.) since
                              1992. General Accounting Manager HBJ Insurance
                              Companies 1987-92.

--------
(1) Each director is elected to serve until the next annual meeting of share-holders or until his or her successor is elected and shall have qualified.

42--GNA Variable Investment Account

-------------------------------------------------------------------------------

EXECUTIVE COMPENSATION

GNA's Executive Officers may also serve as officers of one or more of GNA's affiliated companies. In those cases allocations have been made as to each such individual's time devoted to his duties as an executive officer of GNA and its subsidiaries. The following table shows the compensation paid or awarded to, or earned by, based on these allocations, GNA's Chief Executive Officer and its four most highly compensated Executive Officers other than the Chief Executive Officer.


                          SUMMARY COMPENSATION TABLE

                                         ANNUAL COMPENSATION
                                       -----------------------
       NAME AND                                 OTHER ANNUAL      LONG TERM
  PRINCIPAL POSITION     YEAR  SALARY   BONUS  COMPENSATION(1) COMPENSATION(2)
  ------------------     ---- -------- ------- --------------- ---------------
Patrick E. Welch         1994 $119,700 $39,900     $ 3,136         $72,200
 President and Chief     1993  135,000  47,250       6,415          56,250
 Executive Officer
Hans L. Carstensen, III  1994   70,500  28,500       1,416          37,500
 Senior Vice President,  1993  176,000  76,000       8,610          96,000
 and
 Chief Marketing
 Officer
Victor C. Moses          1994   33,360  12,600       7,084             -0-
 Senior Vice President,  1993  127,100  36,000      10,664             -0-
 Business Development
Laurence M. Richmond     1994   64,000  26,000       3,976          10,000
 Vice President--        1993   59,200  26,000       4,093          10,000
 Retail Sales Force
Kenneth F. Starr         1994  135,000  49,500       9,183          22,500
 Senior Vice President   1993   91,120  36,850       5,918          16,750

--------
(1) Other annual compensation includes car allowance, car expense reimburse-ment, group term life insurance premiums and moving expense reimbursement.
(2) Not included in the above table is an annuity plan available to certain of GNA's officers which provides for annual payments for a ten year period in the amount of $25,000 after the completion of ten years of employment following the date of the award. Each of the officers listed in the Summary Compensation Table above has received two awards payable as follows: Patrick E. Welch-- $50,000 commencing August 1, 1993; Hans L. Carstensen--$25,000 commencing July 1, 1995 and $25,000 commencing May 1, 1997; Victor C. Moses--$25,000 commenc-ing April 1, 1993 and $25,000 commencing September 1, 2001; Laurence M. Rich-mond--$25,000 commencing December 1, 1993; and Kenneth F. Starr--$25,000 com-mencing December 1, 1992. An officer's interest in the plan benefits vests at a rate of 10% ($2500) for each year following the date of the award. If an of-ficer dies during the vesting period, his or her estate will receive 100% of the annual payment beginning on the commencement date. If an officer otherwise terminates employment during the vesting period, he or she will be entitled to receive at the commencement date only the vested portion of the plan benefit as of the date of termination.
In connection with the acquisition by GE Capital of all of the outstanding stock of GNA's parent, GNA Corporation, The Weyerhaeuser Company, at no cost to GNA, made commitments to certain of GNA's officers, including each of the officers listed in the above table, for a bonus to be paid if the officer were still employed by us on April 15, 1994 (one year from the closing date of the acquisition). Each of the officers listed above received the bonus.

No Executive Officer participates in the formulation of his or her compensa-tion. The compensation of Executive Officers is determined by the compensation committee at GNA and the individual to whom the Officer reports and is ap-proved by the parent company of GNA's parent (i.e., the parent company of GNA Corporation).

GENERAL MATTERS

-------------------------------------------------------------------------------

PERFORMANCE DATA

From time to time the Separate Account may publish advertisements containing performance data relating to its Variable Sub-accounts. Performance data will consist of total return quotations, which will always include

                                            GNA Variable Investment Account--43

-------------------------------------------------------------------------------
quotations for recent one year and, when applicable, five and ten year periods and, where less than five or ten years, for the period subsequent to the date each Variable Sub-account first became available for investment. Such quota-tions for such periods will be the average annual rates of return required for an initial purchase payment of $1,000 to equal the actual Certificate Value attributable to such purchase payment on the last day of the period, after re-flection of all charges. Performance figures used by the Separate Account are based on the actual historical performance of its Variable Sub-accounts for specified periods, and the figures are not intended to indicate future perfor-mance. More detailed information on the computations is set forth in the Statement of Additional Information.

FINANCIAL STATEMENTS

Financial statements of the Company are included in this Prospectus. As of the end of its most recent fiscal year, the Separate Account had no assets or lia-bilities. In the future financial statements of the Separate Account will be included in the Statement of Additional Information.

RESTRICTIONS UNDER THE TEXAS OPTIONAL RETIREMENT PROGRAM

Section 36.105 of the Texas Education Code permits Participants in the Texas Optional Retirement Program ("ORP") to withdraw their interest in a variable annuity contract issued under the ORP only upon (1) termination of employment in the Texas public institutions of higher education, (2) retirement, or (3) death. Accordingly, a Participant in the ORP, or the Participant's estate if the Participant has died, will be required to obtain a certificate of termina-tion from the employer or a certificate of death before the Certificate can be terminated. The foregoing restrictions on withdrawal do not apply in the event a Participant in the ORP transfers the Certificate Value to another contract or another qualified custodian during the period of participation in the ORP.

DISTRIBUTION OF CONTRACTS

GNA has entered into an agreement with GNA Distributors, Inc. pursuant to which GNA Distributors, Inc. will act as the principal underwriter of the Con-tracts and use its best efforts to promote the sale of the Contracts and Cer-tificates thereunder. GNA Distributors, Inc. is registered with the Securities and Exchange Commission as a broker-dealer under the Securities Exchange Act of 1934 ("1934 Act") and is a member of the National Association of Securities Dealers, Inc. ("NASD"). GNA Distributors, Inc. will arrange for distribution of the Contracts and Certificates primarily by other broker-dealers registered under the 1934 Act and members of the NASD, including GNA Securities, Inc. Sales of the Contracts and Certificates will be made by registered representa-tives of such broker-dealers (or individuals not otherwise required to be reg-istered) who are also licensed insurance agents, either individually or through various licensed insurance agencies. GNA or GNA Distributors, Inc. will pay a commission up to a maximum of six and one-fourth percent (6.25%) of each premium payment. In some instances there may also be paid a commission based on reinvested premium and/or Certificate Value on a certain date. GNA Distributors, Inc. and GNA Securities, Inc. are wholly owned subsidiaries of GNA's immediate parent, GNA Corporation.

LEGAL PROCEEDINGS

There is no material pending litigation to which the Company is a party or of which any of the Company's property is the subject, and there are no legal proceedings contemplated by any governmental authorities against the Company of which management has any knowledge.

LEGAL MATTERS

Certain legal matters concerning the federal securities laws applicable to the issue and sale of the Contracts and Certificates have been passed upon by Messrs. Jones & Blouch, L.L.P., 1025 Thomas Jefferson Street, N.W., Washington D.C. 20007. The organization of GNA and its authority to issue the Contracts

44--GNA Variable Investment Account

-------------------------------------------------------------------------------
and the validity of the form of the Contracts have been passed upon by J. Neil McMurdie, Associate Counsel of GNA.

EXPERTS

GNA's consolidated financial statements for the years ended December 31, 1994, 1993 and 1992 included in this Prospectus have been audited by GNA's indepen-dent public accountants (KPMG Peat Marwick LLP as of and for the year ended December 31, 1994, and the nine months ended December 31, 1993, and Arthur An-dersen LLP for three months ended March 31, 1993 and for all of 1992), as in-dicated in their reports with respect thereto and are included herein in reli-ance upon the authority of said firms as experts in accounting and auditing in giving said reports.

The report of KPMG Peat Marwick LLP covering the December 31, 1994 financial statements contains an explanatory paragraph stating that as a result of the acquisition of the company's parent, GNA Corporation, the consolidated finan-cial information for the period after the acquisition is presented on a dif-ferent cost basis than that for the periods before the acquisition and, there-fore, is not comparable. The report of KPMG Peat Marwick LLP covering the De-cember 31, 1994 financial statements also refers to a change in the method of accounting for certain investments in debt and equity securities as of Decem-ber 31, 1993.

United Pacific Life Insurance Company's (UPL) financial statements for the pe-riod January 1, 1993 through July 14, 1993 and the year ended December 31, 1992 have been audited by Deloitte & Touche LLP, independent public accoun-tants, as indicated in its reports with respect thereto and are included herein in reliance upon the authority of said firm as experts in accounting and auditing.

CHANGE IN ACCOUNTANTS

On October 1, 1993, GNA selected KPMG Peat Marwick LLP to be its auditor. Ac-cordingly, GNA's and UPL's principal accountants have changed from Arthur An-dersen LLP and Deloitte & Touche LLP, respectively, to KPMG Peat Marwick LLP. The former accountants were dismissed and KPMG Peat Marwick LLP was retained because KPMG Peat Marwick LLP is the auditor for G.E. Capital, GNA Corpora-tion's parent. This change of accountants was approved by the members of GNA's Board of Directors.

Neither Arthur Andersen LLP nor Deloitte & Touche LLP reports on the financial statements for either of the past two years contained any adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles. Furthermore, during GNA's two most recent fis-cal years, there were no disagreements with either Arthur Andersen LLP or Deloitte & Touche LLP on any matter of accounting principle or practice, fi-nancial statement disclosure or auditing scope or procedure which would have caused them to make reference to the subject matter of the disagreement in connection with their reports.

REGISTRATION STATEMENT

A registration statement has been filed with the Securities and Exchange Com-mission under the Securities Act of 1933 as amended with respect to the Con-tracts. This Prospectus does not contain all information set forth in the reg-istration statement, its amendments and exhibits, to all of which reference is made for further information concerning us and the Contracts. Statements con-tained in this Prospectus as to the content of the Contracts and other legal instruments are summaries. For a complete statement of the terms thereof, ref-erence is made to the instruments as filed in the registration statement.

STATEMENT OF ADDITIONAL INFORMATION

-------------------------------------------------------------------------------

TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Performance Data...........................................................   1
Services...................................................................   1
  Servicing Agent..........................................................   1
  Principal Underwriter....................................................   2
Financial Statements.......................................................   2

                                            GNA Variable Investment Account--45

-------------------------------------------------------------------------------

APPENDIX A

-------------------------------------------------------------------------------

STATE PREMIUM TAXES

Premium taxes vary according to the state and are subject to change. In many jurisdictions there is no tax at all. For current information, a tax adviser should be consulted.

                                                                 TAX RATE
                                                          ----------------------
                                                          QUALIFIED NONQUALIFIED
STATE                                                     CONTRACTS  CONTRACTS
-----                                                     --------- ------------
ALABAMA..................................................   1.00%       1.00%
CALIFORNIA...............................................    .50%       2.35%
DISTRICT OF COLUMBIA.....................................   2.25%       2.25%
KANSAS...................................................    .00        2.00%
KENTUCKY.................................................   2.00%       2.00%
MAINE....................................................    .00        2.00%
MISSISSIPPI..............................................    .00        2.00%
NEVADA...................................................    .00        3.50%
NORTH CAROLINA...........................................    .00        1.90%
PENNSYLVANIA.............................................    .00        2.00%
PUERTO RICO..............................................   1.00%       1.00%
SOUTH DAKOTA.............................................    .00        1.25%
WEST VIRGINIA............................................   1.00%       1.00%
WYOMING..................................................    .00        1.00%

APPENDIX B

-------------------------------------------------------------------------------

EXAMPLES OF MARKET VALUE ADJUSTMENTS

The table below is designed to show the impact of the market value adjustment and withdrawal charge on a single premium of $10,000. It assumes the premium is allocated to a Sub-account with a 10-year Guarantee Period with a guaran-teed rate of interest of 5%.

The market value adjustments are based on interpolated current interest rates (defined in the Contract as "C") of 3%, 5% and 7%. The Net Sub-account Values shown in the table are the maximum amounts available as cash withdrawals. Withdrawal charges shown are based on the withdrawal charge table set forth under "Charges and Deductions--Withdrawal Charges" in the Prospectus. The withdrawal charges shown also assume no partial withdrawals have been made, and thus the 10% free partial withdrawal is available. Values shown in the ta-ble have been rounded to the nearest dollar, and therefore the figures under the Net Sub-account Value columns may not equal the sum of corresponding fig-ures under the Sub-account Value, Market Value Adjustment and Withdrawal Charge columns.

The five percent guaranteed interest rate assumed in the table is used for purposes of illustration only and should not be considered a representation of the interest rate GNA will guarantee for 10-year Guarantee Periods. Further, the three, five and seven percent interest rates on which the figures in the table have been based should not be considered a prediction as to the extent the current rates GNA uses may vary over the ten year period assumed in the table.

46--GNA Variable Investment Account

-------------------------------------------------------------------------------

VARIABLE ANNUITY FIXED MGA ACCOUNT

-------------------------------------------------------------------------------

                    MARKET VALUE ADJUSTMENTS, WITHDRAWAL CHARGES AND NET SUB-ACCOUNT
                  VALUES FOR A 10-YEAR SUB-ACCOUNT WITH A GUARANTEED INTEREST RATE OF
                          5% BASED ON INTERPOLATED CURRENT INTEREST RATES OF:
            5%              3%                     5%                     7%
          ------- ---------------------- ---------------------- -----------------------
 END OF           MARKET           NET   MARKET           NET   MARKET            NET
CERTIFI-   SUB-    VALUE  WITH-   SUB-    VALUE  WITH-   SUB-    VALUE   WITH-   SUB-
  CATE    ACCOUNT ADJUST- DRAWAL ACCOUNT ADJUST- DRAWAL ACCOUNT ADJUST-  DRAWAL ACCOUNT
  YEAR     VALUE   MENT   CHARGE  VALUE   MENT   CHARGE  VALUE   MENT    CHARGE  VALUE
--------  ------- ------- ------ ------- ------- ------ ------- -------  ------ -------
    1     10,500   1,984   448   12,037      0    448   10,053  (1,640)   448    8,413
    2     11,025   1,834   445   12,414      0    445   10,580  (1,545)   445    9,035
    3     11,576   1,668   354   12,891      0    354   11,223  (1,432)   354    9,790
    4     12,155   1,487   264   13,378      0    264   11,892  (1,301)   264   10,590
    5     12,763   1,288   174   13,877      0    174   12,588  (1,149)   174   11,439
    6     13,401   1,072     0   14,473      0      0   13,401    (974)     0   12,427
    7     14,071     836     0   14,907      0      0   14,071    (774)     0   13,297
    8     14,775     579     0   15,354      0      0   14,775    (547)     0   14,227
    9     15,513     301     0   15,815      0      0   15,513    (290)     0   15,223
   10     16,289       0     0   16,289      0      0   16,289       0      0   16,289

--------
The formulas used in determining the amounts shown in the above table are as follows:

                                            1 + Guaranteed Interest Rate n/365
(1) Market Value Adjustment Factor (MVAF) = ----------------------------
                                            1 + Current Interest Rate         -1

(2) Maximum Free Withdrawal Amount (MFW) = 10% of current Sub-account Value. MFW is subject to MVA but not to withdrawal charge.
(3) Market Value Adjustment (MVA) = [(Sub-Account Value) X MVAF].
(4) Withdrawal Charge (WC) = [(Premium--MFW) X Withdrawal Charge Percent].
(5) Net Sub-Account Value = [(Sub-Account Value + MVA--WC)].


                                            GNA Variable Investment Account--47

-------------------------------------------------------------------------------

                              FINANCIAL STATEMENTS

          GREAT NORTHERN INSURED ANNUITY CORPORATION AND SUBSIDIARIES

                   INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

                                    CONTENTS

                                                                           PAGE
                                                                           ----
PRO FORMA FINANCIAL STATEMENTS:
 GREAT NORTHERN INSURED ANNUITY CORPORATION AND SUBSIDIARIES
  June 30, 1995 (unaudited)
    Description of Pro Forma Financial Statements.........................  F-1
    Pro Forma Consolidated Statement of Income for the six months ended
     June 30,1995.........................................................  F-2
    Pro Forma Consolidated Statement of Income for the Year ended
     December 31, 1994....................................................  F-3
    Pro Forma Consolidated Balance Sheet as of June 30, 1995..............  F-4
    Notes to Pro Forma Financial Statements...............................  F-5
CONSOLIDATED FINANCIAL STATEMENTS:
 GREAT NORTHERN INSURED ANNUITY CORPORATION AND SUBSIDIARIES
  June 30, 1995 (unaudited)
    Consolidated Balance Sheets as of June 30, 1995 and December 31, 1994.  F-6
    Consolidated Statements of Income and Retained Earnings for the three and six months ended June 30, 1995 and 1994..........................  F-7
    Consolidated Statements of Cash Flows for the six months ended June
     30, 1995 and 1994....................................................  F-8
    Notes to Consolidated Financial Statements............................  F-9
  December 31, 1994
    Independent Auditors' Report.......................................... F-10
    Consolidated Balance Sheets as of December 31, 1994 and 1993..........
    Consolidated Statements of Income for the years ended December 31,
     1994, 1993, and 1992................................................. F-12
    Consolidated Statements of Shareholder's Interest for the Years ended
     December 31, 1994, 1993, and 1992.................................... F-14
    Consolidated Statements of Cash Flows for the Years ended 1994, 1993, and 1992............................................................. F-15
    Notes to Consolidated Financial Statements............................ F-16
    Schedule III: Condensed Financial Information of Registrant (Parent
     Company)............................................................. F-30
UNITED PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES
   July 14, 1993 and December 31, 1992
    Independent Auditors' Report.......................................... F-34
    Consolidated Balance Sheets as of July 14, 1993 and December 31, 1992. F-35
    Consolidated Statements of Income for the Period January 1, 1993
     through
     July 14, 1993, and for the Year ended December 31, 1992.............. F-36
    Consolidated Statements of Changes in Common Shareholder's Equity for
     the Period January 1, 1993 through July 14, 1993 and for the Year ended December 31, 1992.............................................. F-37
    Consolidated Statement of Cash Flows for the Period January 1, 1993
     through July 14, 1993, and for the Year ended December 31, 1992...... F-38
    Notes to Consolidated Financial Statements............................ F-39

                                DESCRIPTION OF
                        PRO FORMA FINANCIAL STATEMENTS

                         (DOLLAR AMOUNTS IN MILLIONS)
                                  (UNAUDITED)

Effective October 1, 1995, Great Northern Insured Annuity Corporation ("GNA"), a wholly-owned subsidiary of GNA Corporation, was party to a reorganization involving GNA Corporation and certain of its life insurance company subsidiar-ies. The reorganization allows all life insurance company subsidiaries of GNA Corporation to file a consolidated federal tax return.

As part of the reorganization, GNA became a wholly-owned subsidiary of General Electric Capital Assurance Company ("GE Capital Assurance"), and GE Capital Assurance became a wholly-owned subsidiary of GNA Corporation. Previously, all of GE Capital Assurance's voting common stock was owned by GNA. In order for GE Capital Assurance to become the direct parent of GNA, GNA Corporation con-tributed all of the stock of GNA to GE Capital Assurance in exchange for vot-ing shares of GE Capital Assurance. GNA distributed its holdings of GE Capital Assurance common stock to GE Capital Assurance with the result that GE Capital Assurance is wholly-owned by GNA Corporation.

The Pro Forma Financial Statements are based upon the Consolidated Financial Statements of GNA and GE Capital Assurance for the year ended December 31, 1994, and the six months ended June 30, 1995, after giving effect to the transaction and the adjustments detailed in the accompanying Notes to Pro Forma Financial Statements. The accompanying unaudited Pro Forma Financial Statements are presented as if the restructuring described above had occurred at January 1, 1995, and January 1, 1994, for the 1995 and 1994 statements, re-spectively. The Pro Forma Financial Statements presented are shown for infor-mational purposes only, and it should be noted that the Company's actual fu-ture financial statements will reflect the effects of the reorganization as of and from October 1, 1995.

                                           GNA Variable Investment Account--F-1

-------------------------------------------------------------------------------

                   GREAT NORTHERN INSURED ANNUITY CORPORATION
                                AND SUBSIDIARIES

                   PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                         SIX MONTHS ENDED JUNE 30, 1995
                                  (UNAUDITED)
                          (DOLLAR AMOUNTS IN MILLIONS)

                                                       PRO FORMA
                                                      ADJUSTMENTS
                                                  -------------------
                                                   GE CAPITAL          PRO FORMA
                                           GNA    ASSURANCE (A) OTHER     GNA
                                          ------  ------------- -----  ---------
Revenues:
  Net investment income.................. $445.7     $(229.2)   $2.3B   $218.9
  Net realized investment gains (losses).   (4.9)        6.9               2.0
  Premiums...............................  105.4        (7.8)             97.5
  Surrender fee and other income.........    8.0        (2.7)              5.3
                                          ------     -------    ----    ------
    Total revenues.......................  554.2      (232.8)    2.3     323.7
                                          ------     -------    ----    ------
Benefits and expenses:
  Interest credited......................  256.0      (107.7)            148.3
  Change in policy reserves..............  103.8        (6.8)             97.0
  Annuity and surrender benefits.........   84.9       (76.3)              8.6
  Commissions............................   30.5        (9.1)             21.5
  General expenses.......................   27.0       (10.0)             17.0
  Amortization of intangibles, net.......   32.8        (7.8)             25.0
  Increase in deferred acquisition costs,
   net...................................  (29.4)       10.0             (19.4)
                                          ------     -------    ----    ------
    Total benefits and expenses..........  505.7      (207.7)    --      298.0
                                          ------     -------    ----    ------
    Income before income taxes and
     minority interest...................   48.5       (25.1)    2.3      25.7
Provision for income taxes...............  (19.4)       10.6    (0.1)     (8.9)
                                          ------     -------    ----    ------
    Income before minority interest......   29.1       (14.4)    2.2      16.9
Minority interest........................   (8.4)        2.0     6.4B      --
                                          ------     -------    ----    ------
    Net income........................... $ 20.7     $ (12.4)   $8.6    $ 16.9
                                          ======     =======    ====    ======

    The accompanying notes are an integral part of these unaudited pro forma statements.

F-2--GNA Variable Investment Account

--------------------------------------------------------------------------------

                   GREAT NORTHERN INSURED ANNUITY CORPORATION
                                AND SUBSIDIARIES

                   PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                          YEAR ENDED DECEMBER 31, 1994
                                  (UNAUDITED)
                          (DOLLAR AMOUNTS IN MILLIONS)

                                                     PRO FORMA
                                                    ADJUSTMENTS
                                                -------------------
                                                 GE CAPITAL           PRO FORMA
                                         GNA    ASSURANCE (A) OTHER      GNA
                                        ------  ------------- -----   ---------
Revenues:
  Net investment income................ $837.8     $(448.8)   $ 2.7 B  $391.7
  Net realized investment gains
   (losses)............................    6.3         2.2     (2.3)B     6.2
  Premiums.............................  117.6       (13.2)             104.4
  Surrender fee and other income.......   11.2        (4.4)               6.8
                                        ------     -------    -----    ------
    Total revenues.....................  972.9      (464.2)     0.4     509.1
                                        ------     -------    -----    ------
Benefits and expenses:
  Interest credited....................  489.4      (223.6)             265.8
  Change in policy reserves............  120.4       (16.4)             104.0
  Annuity and surrender benefits.......  160.9      (152.8)               8.1
  Commissions..........................   52.8       (10.8)              42.0
  General expenses.....................   46.8       (21.5)              25.3
  Amortization of intangibles, net.....   58.0       (13.6)              44.4
  Increase in deferred acquisition
   costs, net..........................  (63.1)       11.9              (51.2)
                                        ------     -------    -----    ------
    Total benefits and expenses........  865.2      (426.8)     --      438.4
                                        ------     -------    -----    ------
    Income before income taxes and
     minority interest.................  107.7       (37.4)     0.4      70.7
Provision for income taxes.............  (44.7)       17.2      0.8     (26.7)
                                        ------     -------    -----    ------
    Income before minority interest....   63.0       (20.2)     1.2      44.0
Minority interest......................  (15.5)        2.7     12.8 B     --
                                        ------     -------    -----    ------
    Net income......................... $ 47.5     $ (17.5)   $14.0    $ 44.0
                                        ======     =======    =====    ======

    The accompanying notes are an integral part of these unaudited pro forma statements.

                                            GNA Variable Investment Account--F-3

--------------------------------------------------------------------------------

                   GREAT NORTHERN INSURED ANNUITY CORPORATION
                                AND SUBSIDIARIES

                      PRO FORMA CONSOLIDATED BALANCE SHEET
                                 JUNE 30, 1995
                                  (UNAUDITED)
                          (DOLLAR AMOUNTS IN MILLIONS)

                                                    PRO FORMA
                                                   ADJUSTMENTS
                                               --------------------
                                                GE CAPITAL            PRO FORMA
                                       GNA     ASSURANCE (A) OTHER       GNA
                                    ---------  ------------- ------   ---------
Investments:
  Fixed maturities................. $11,086.3    $(6,264.5)     --    $4,821.8
  Investment in affiliate..........       --           --     123.7 B    123.7
  Mortgage loans...................   1,406.4        (93.2)     --     1,313.2
  Real estate owned................       5.6          --       --         5.6
  Policy loans.....................      84.4        (81.0)     --         3.4
  Other invested assets............      27.6         (6.2)     --        21.4
  Short term investments...........      70.0        (51.4)     --        18.6
                                    ---------    ---------   ------   --------
    Total investments..............  12,680.3     (6,496.3)   123.7    6,307.7
Cash...............................      22.7         (3.7)               19.0
Accrued investment income..........     192.0       (110.6)               81.4
Deferred acquisition costs.........     121.7        (28.3)               93.4
Intangible assets..................     442.4       (201.2)              241.2
Other assets.......................      20.2         (6.4)     9.1 C     22.9
Deferred income tax benefit........     111.4       (106.7)                4.7
Separate account assets............      12.0          --                 12.0
                                    ---------    ---------   ------   --------
    Total assets................... $13,602.7    $(6,953.2)  $132.8   $6,782.3
                                    =========    =========   ======   ========
Future annuity and contract
 benefits.......................... $12,183.0    $(6,263.4)     --    $5,919.6
Other policyholder liabilities.....     159.9        (16.1)              143.8
Accounts payable & accrued
 expenses..........................     143.3        (66.0)    10.9 C     88.2
Separate account liabilities.......      12.0                             12.0
                                    ---------    ---------   ------   --------
    Total liabilities..............  12,498.2     (6,345.5)    10.9    6,163.6
                                    ---------    ---------   ------   --------
Minority interest..................     354.7       (128.8)  (225.9)B      --
Preferred stock....................       --          (0.3)     0.3 B      --
Common stock.......................       2.5         (3.0)     3.0 B      2.5
Additional paid-in capital.........     714.4       (509.4)   334.2 B    539.2
Net unrealized investment gains
 (losses)..........................     (60.1)        77.5    (17.9)B     (0.5)
Retained earnings                        93.0        (43.7)    28.2 B     77.5
                                    ---------    ---------   ------   --------
    Total shareholder's interest...     749.8       (478.9)   347.8      618.7
                                    ---------    ---------   ------   --------
    Total liabilities and
     shareholder's interest........ $13,602.7    $(6,953.2)  $132.8   $6,782.3
                                    =========    =========   ======   ========

    The accompanying notes are an integral part of these unaudited pro forma statements.

F-4--Variable Investment Account

--------------------------------------------------------------------------------

                    NOTES TO PRO FORMA FINANCIAL STATEMENTS
                                  (UNAUDITED)

Note 1--The basis of presentation for the unaudited pro forma financial state-ments is contained on page F-1 and should be read in conjunction with the notes hereto.

Note 2--Pro forma adjustments are as follows:

A To record the distribution of GE Capital Assurance capital stock of GNA's parent.

B To eliminate effects of intercompany transactions and minority interest and to record the Company's 48% equity investment in First GNA Life Insurance Company of New York (First GNA). Following the reorganization, GNA's 48% ownership in First GNA will be recorded using the equity method of account-ing.

C To record receivables and payables between GNA and its formerly consoli-dated subsidiaries, GE Capital Assurance and First GNA.

                                           GNA Variable Investment Account--F-5

-------------------------------------------------------------------------------

                   GREAT NORTHERN INSURED ANNUITY CORPORATION
                                AND SUBSIDIARIES

                          CONSOLIDATED BALANCE SHEETS
                                  (UNAUDITED)
                          (DOLLAR AMOUNTS IN MILLIONS)

                                                         JUNE 30,   DECEMBER 31,
                                                           1995         1994
                                                        ----------- ------------
                                                        (UNAUDITED)
                        ASSETS
                        ------
Investments:
  Fixed maturities.....................................  $11,086.3   $10,281.3
  Mortgage loans.......................................    1,406.4     1,352.1
  Real estate owned....................................        5.6         6.3
  Policy loans.........................................       84.4        88.6
  Other invested assets................................       27.6          .1
  Short-term investments...............................       70.0        58.6
                                                         ---------   ---------
    Total investments..................................   12,680.3    11,787.0
Cash...................................................       22.7        29.2
Accrued investment income..............................      192.0       196.3
Deferred acquisition costs.............................      121.7        92.1
Intangible assets......................................      442.4       562.7
Deferred income tax benefit............................      111.4       404.7
Other assets...........................................       20.2        28.2
Separate account assets................................       12.0         --
                                                         ---------   ---------
    Total assets.......................................  $13,602.7   $13,100.2
                                                         =========   =========
        LIABILITIES AND SHAREHOLDER'S INTEREST
        --------------------------------------
Liabilities:
  Future annuity and contract benefits.................  $12,183.0   $12,206.5
  Other policyholder liabilities.......................      159.9       199.1
  Accounts payable and accrued expenses................      143.3       149.6
  Separate account liabilities.........................       12.0         --
                                                         ---------   ---------
    Total liabilities..................................   12,498.2    12,555.2
                                                         ---------   ---------
Minority interest......................................      354.7       279.6
Shareholder's interest:
  Common stock.........................................        2.5         2.5
  Additional paid-in capital...........................      714.4       719.4
  Net unrealized investment losses.....................      (60.1)     (528.8)
  Retained earnings....................................       93.0        72.3
                                                         ---------   ---------
    Total shareholder's interest.......................      749.8       265.4
                                                         ---------   ---------
    Total liabilities and shareholder's interest.......  $13,602.7   $13,100.2
                                                         =========   =========

          See accompanying notes to consolidated financial statements.

F-6--GNA Variable Investment Account

--------------------------------------------------------------------------------

                   GREAT NORTHERN INSURED ANNUITY CORPORATION
                                AND SUBSIDIARIES

            CONSOLIDATED STATEMENTS OF INCOME AND RETAINED EARNINGS
                                  (UNAUDITED)
                          (DOLLAR AMOUNTS IN MILLIONS)

                                                FOR THE THREE    FOR THE SIX
                                                MONTHS ENDED    MONTHS ENDED
                                                  MARCH 31         JUNE 30
                                                --------------  --------------
                                                 1995    1994    1995    1994
                                                ------  ------  ------  ------
Revenues:
  Net investment income........................ $225.1  $205.4  $445.7  $402.9
  Net realized investment losses...............   (4.0)   (2.5)   (4.9)    (.9)
  Premiums.....................................   48.3    19.5   105.4    30.5
  Surrender fee and other income...............    3.8     3.6     8.0     5.6
                                                ------  ------  ------  ------
    Total revenues.............................  273.2   226.0   554.2   438.1
                                                ------  ------  ------  ------
Benefits and expenses:
  Interest credited............................  129.3   122.8   256.0   241.1
  Increase in policy reserves..................   48.0    16.8   103.8    29.4
  Annuity and surrender benefits...............   43.0    40.7    84.9    80.2
  Commissions..................................   14.2    14.1    30.6    20.2
  General expenses.............................   14.5    12.4    27.0    21.3
  Amortization of intangibles, net.............   16.6    14.2    32.8    26.9
  Increase in deferred acquisition costs, net..  (14.2)  (17.4)  (29.4)  (25.9)
                                                ------  ------  ------  ------
    Total benefits and expenses................  251.4   203.6   505.7   393.2
                                                ------  ------  ------  ------
    Income before income taxes and minority
     interest..................................   21.8    22.4    48.5    44.9
Provision for income taxes.....................    8.7     8.7    19.4    17.3
                                                ------  ------  ------  ------
    Income before minority interest............   13.1    13.7    29.1    27.6
Minority interest..............................    4.0     3.8     8.4     7.8
                                                ------  ------  ------  ------
    Net income.................................    9.1     9.9    20.7    19.8
Retained earnings at beginning of period.......   83.9    34.7    72.3    24.8
                                                ------  ------  ------  ------
Retained earnings at end of period............. $ 93.0  $ 44.6  $ 93.0  $ 44.6
                                                ======  ======  ======  ======

          See accompanying notes to consolidated financial statements.

                                            GNA Variable Investment Account--F-7

--------------------------------------------------------------------------------

                   GREAT NORTHERN INSURED ANNUITY CORPORATION
                                AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                                  (UNAUDITED)
                          (DOLLAR AMOUNTS IN MILLIONS)

                                                                SIX MONTHS
                                                                   ENDED
                                                                  JUNE 31
                                                              ----------------
                                                               1995     1994
                                                              ------  --------
Cash flows from operating activities:
  Net income................................................. $ 20.7  $   19.8
                                                              ------  --------
  Adjustments to reconcile net income to net cash provided by operating activities:
    Minority interest........................................    8.4       7.8
    Increase in future policy benefits.......................  359.8     270.5
    Net realized investment losses...........................    4.9        .9
    Amortization of investment premiums and discounts........   35.1      52.8
    Amortization of intangibles, net.........................   32.8      26.9
    Change in certain assets and liabilities:
      Decrease (increase) in:
        Accrued investment income............................    4.3       (.9)
        Deferred acquisition costs...........................  (29.4)    (25.9)
        Other assets.........................................    8.0     (10.1)
      Increase (decrease) in:
        Other policyholder liabilities.......................  (39.2)     88.3
        Accounts payable and accrued expenses................   (6.5)    (37.2)
        Deferred income tax payable..........................    3.7      33.1
                                                              ------  --------
        Total adjustments....................................  381.9     406.2
                                                              ------  --------
        Net cash provided by operating activities............  402.6     426.0
                                                              ------  --------
Cash flows from investing activities:
  Proceeds from investments in fixed maturities and real
   estate....................................................  809.0   1,374.3
  Principal collected on mortgage and policy loans...........   53.6      53.3
  Purchases of fixed maturities.............................. (770.8) (1,523.5)
  Mortgage loan originations................................. (106.3)   (158.8)
                                                              ------  --------
        Net cash used in investing activities................  (14.5)   (254.7)
                                                              ------  --------
Cash flows from financing activities:
  Proceeds from issue of investment contracts................  557.8     413.6
  Redemption and benefit payments on investment contracts.... (941.0)   (589.1)
                                                              ------  --------
        Net cash used in financing activities................ (383.2)   (175.5)
                                                              ------  --------
        Net increase (decrease) in cash and cash equivalents.    4.9      (4.2)
Cash and cash equivalents at beginning of period.............   87.8     176.9
                                                              ------  --------
Cash and cash equivalents at end of period................... $ 92.7  $  172.7
                                                              ======  ========

          See accompanying notes to consolidated financial statements.

F-8--GNA Variable Investment Account

--------------------------------------------------------------------------------

                  GREAT NORTHERN INSURED ANNUITY CORPORATION
                               AND SUBSIDIARIES

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                 JUNE 30, 1995
                                  (UNAUDITED)

(1) BASIS OF PRESENTATION

  The accompanying consolidated financial statements include the accounts of Great Northern Insured Annuity Corporation (GNA) and its subsidiaries, General Electric Capital Assurance Company (GE Capital Assurance) and First GNA Life Insurance Company of New York (First GNA), together referred to herein as the Company. GNA is a wholly-owned subsidiary of GNA Corporation which is 100% owned by General Electric Capital Corporation (GE Capital).

  The consolidated financial statements represent all significant transactions during the periods presented. In the opinion of management, all adjustments of a normal recurring nature necessary to present a fair consolidated statement of financial position as of June 30, 1995, consolidated results of operations for the three- and six-month interim periods ended June 30, 1995 and June 30, 1994 and consolidated cash flows for the six-month interim periods ended June 30, 1995 and June 30, 1994 have been included. The consolidated financial statements have been prepared in accordance with the Regulation S-X and there-fore do not include some information and footnotes necessary to constitute a complete and detailed presentation in conformity with annual reporting re-quirements.

  The results of operations for the three and six months ended June 30, 1995 should not be regarded as an indication of the results that may be expected for the entire year.

(2) COMMITMENTS AND CONTINGENCIES

  (a) As of June 30, 1995, the Company was committed to fund $66.2 million in mortgage loans.

  (b) The Company is required by law to participate in the guaranty associa-tions of the various states in which it does business. The state guaranty as-sociations ensure payment of guaranteed benefits, with certain restrictions to policyholders of impaired or insolvent insurance companies, by assessing all other companies involved in similar lines of business.

  There are currently several insurance companies which had substantial amounts of annuity business in the process of liquidation or rehabilitation. The Company paid assessments of $3.4 million to various state guaranty associ-ations during the six months ended June 30, 1995. At June 30, 1995, accounts payable and accrued expenses include $43.4 million related to estimated as-sessments.

(3) RECENTLY ADOPTED ACCOUNTING STANDARDS

  The Company adopted Statement of Financial Accounting Standards (SFAS) No. 114, Accounting by Creditors for Impairment of a Loan, and the related SFAS No. 118, Accounting by Creditors for Impairment of a Loan Income Recognition and Disclosures, on January 1, 1995. The adoption of these Statements had no effect on earnings or financial position as the same level of allowance for losses was appropriate under both the previous accounting policy and the new-ly-adopted policy.

                                           GNA Variable Investment Account--F-9

-------------------------------------------------------------------------------

                         INDEPENDENT AUDITORS' REPORT

The Board of Directors
Great Northern Insured Annuity Corporation:

  We have audited the accompanying consolidated balance sheets of Great North-ern Insured Annuity Corporation and subsidiaries as of December 31, 1994 and 1993, and the related consolidated statements of income, shareholder's inter-est, and cash flows for the year ended December 31, 1994 and the nine-month period ended December 31, 1993. In connection with our audits of the consoli-dated financial statements, we also have audited the financial statement schedules as listed in the accompanying index as of and for the year ended De-cember 31, 1994 and the nine-month period ended December 31, 1993. These con-solidated financial statements and financial statement schedules are the re-sponsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements and financial statement schedules based on our audits.

  We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of mate-rial misstatement. An audit includes examining, on a test basis, evidence sup-porting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement pre-sentation. We believe that our audits provide a reasonable basis for our opin-ion.

  In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Great Northern Insured Annuity Corporation and subsidiaries as of December 31, 1994 and 1993, and the results of their operations and their cash flows for the year ended December 31, 1994 and the nine-month period ended December 31, 1993 in conformity with generally accepted accounting principles. Also in our opin-ion, the related financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, presents fairly, in all material respects, the information set forth therein.

  As discussed in note 1 to the consolidated financial statements, effective April 1, 1993, General Electric Capital Corporation acquired all of the out-standing stock of the Company's parent, GNA Corporation, in a business combi-nation accounted for as a purchase. As a result of the acquisition, the con-solidated financial information for the period after the acquisition is pre-sented on a different cost basis than that for the periods before the acquisi-tion and, therefore, is not comparable.

  As discussed in note 1, the Company changed its method of accounting for certain investments in debt and equity securities as of December 31, 1993.

                                          KPMG Peat Marwick LLP

Seattle, Washington
February 17, 1995

F-10--GNA Variable Investment Account

-------------------------------------------------------------------------------

                   REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Board of Directors of
Great Northern Insured Annuity Corporation:

  We have audited the accompanying consolidated statements of income, share-holder's interest and cash flows of Great Northern Insured Annuity Corporation (a Washington Corporation) and subsidiaries for the three months ended March 31, 1993 and the year ended December 31, 1992. These consolidated financial statements are the responsibility of the Company's management. Our responsi-bility is to express an opinion on these consolidated financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of mate-rial misstatement. An audit includes examining, on a test basis, evidence sup-porting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement pre-sentation. We believe our audits provide a reasonable basis for our opinion.

  In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the results of Great Northern In-sured Annuity Corporation and subsidiaries' operations and their cash flows for the three months ended March 31, 1993 and the year ended December 31, 1992 in conformity with generally accepted accounting principles.

  Our audits were made for the purpose of forming an opinion on the basic con-solidated financial statements taken as a whole. Schedule III is presented for the purpose of complying with the Securities and Exchange Commission rules and is not part of the basic consolidated financial statements. As it relates to the year ended December 31, 1992 and the three month period ended March 31, 1993 this schedule has been subjected to the auditing procedures applied in the audits of the basic consolidated financial statements and, in our opinion, fairly states in all material respects the financial data required to be set forth therein in relation to the basic consolidated financial statements taken as a whole.

                                          Arthur Andersen LLP

Seattle, Washington
July 14, 1993

                                          GNA Variable Investment Account--F-11

-------------------------------------------------------------------------------

          GREAT NORTHERN INSURED ANNUITY CORPORATION AND SUBSIDIARIES

                          CONSOLIDATED BALANCE SHEETS

                           DECEMBER 31, 1994 AND 1993
             (DOLLAR AMOUNTS IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

                         ASSETS                             1994       1993
                         ------                           ---------  ---------
Investments:
  Fixed maturities, at fair value (amortized cost of
   $11,322.5 in 1994 and $10,951.6 in 1993).............. $10,281.3  $10,930.3
  Mortgage loans, net of valuation allowance of $32.0 in
   1994 and $30.5 in 1993................................   1,352.1    1,054.9
  Real estate owned......................................       6.3        7.5
  Policy loans...........................................      88.6       97.8
  Short-term investments.................................      58.7      152.4
                                                          ---------  ---------
    Total investments....................................  11,787.0   12,242.9
Cash.....................................................      29.2       24.5
Accrued investment income................................     196.3      203.1
Deferred acquisition costs...............................      92.1       27.1
Intangible assets........................................     562.7      468.1
Income tax receivable....................................       2.7       10.4
Deferred income tax benefit..............................     404.7      166.8
Other assets.............................................      37.1       17.2
                                                          ---------  ---------
    Total assets......................................... $13,111.8  $13,160.1
                                                          =========  =========
         LIABILITIES AND SHAREHOLDER'S INTEREST
         --------------------------------------
Liabilities:
  Future annuity and contract benefits................... $12,206.5  $11,819.3
  Other policyholder liabilities.........................     210.7       88.0
  Accounts payable and accrued expenses..................     149.6      172.7
                                                          ---------  ---------
    Total liabilities....................................  12,566.8   12,080.0
                                                          ---------  ---------
Minority interest........................................     279.6      342.4
Shareholder's interest:
  Common stock, $100 par value. Authorized, issued and
   outstanding 25,000 shares.............................       2.5        2.5
  Additional paid-in capital.............................     719.4      726.7
  Net unrealized investment loss.........................    (528.8)     (16.3)
  Retained earnings......................................      72.3       24.8
                                                          ---------  ---------
    Total shareholder's interest.........................     265.4      737.7
                                                          ---------  ---------
    Total liabilities and shareholder's interest......... $13,111.8  $13,160.1
                                                          =========  =========

          See accompanying notes to consolidated financial statements.

F-12--GNA Variable Investment Account

--------------------------------------------------------------------------------

          GREAT NORTHERN INSURED ANNUITY CORPORATION AND SUBSIDIARIES

                       CONSOLIDATED STATEMENTS OF INCOME

                 YEARS ENDED DECEMBER 31, 1994, 1993 AND 1992
                         (DOLLAR AMOUNTS IN MILLIONS)

                                                         1993
                                               ------------------------
                                                APRIL 1--   JANUARY 1--
                                        1994   DECEMBER 31   MARCH 31    1992
                                       ------  ------------ ----------- ------
                                                  (POST-
                                               ACQUISITION)
Revenues:
  Net investment income............... $837.8     $477.2      $102.6    $406.4
  Net realized investment gains.......    6.3        4.3          .1      31.9
  Premiums............................  117.6       23.4         2.6       7.3
  Surrender fee and other income......   11.2        8.9         2.8      12.8
                                       ------     ------      ------    ------
    Total revenues....................  972.9      513.8       108.1     458.4
                                       ------     ------      ------    ------
Benefits and expenses:
  Interest credited...................  489.4      331.4        80.5     338.4
  Change in policy reserves...........  120.4       23.0         1.7       5.8
  Annuity and surrender benefits......  160.9       71.3         1.0       3.9
  Commissions.........................   52.8       20.3         7.5      33.2
  General expenses....................   46.8       32.5        12.0      57.6
  Amortization of intangibles, net....   58.0       19.8         --        --
  Increase in deferred acquisition
   costs, net.........................  (63.1)     (27.2)       (8.9)    (34.1)
                                       ------     ------      ------    ------
    Total benefits and expenses.......  865.2      471.1        93.8     404.8
                                       ------     ------      ------    ------
    Income before income taxes and
     minority interest................  107.7       42.7        14.3      53.6
Provision for income taxes............   44.7       12.2         5.0      20.0
                                       ------     ------      ------    ------
    Income before minority interest...   63.0       30.5         9.3      33.6
Minority interest.....................   15.5        5.7         --        --
                                       ------     ------      ------    ------
    Net income........................ $ 47.5     $ 24.8      $  9.3    $ 33.6
                                       ======     ======      ======    ======



         See accompanying notes to consolidated financial statements.

                                          GNA Variable Investment Account--F-13

-------------------------------------------------------------------------------

                   GREAT NORTHERN INSURED ANNUITY CORPORATION
                                AND SUBSIDIARIES

               CONSOLIDATED STATEMENTS OF SHAREHOLDER'S INTEREST

                  YEARS ENDED DECEMBER 31, 1994, 1993 AND 1992
                          (DOLLAR AMOUNTS IN MILLIONS)

                          COMMON STOCK  ADDITIONAL   UNREALIZED                TOTAL
                          -------------  PAID-IN     INVESTMENT   RETAINED SHAREHOLDER'S
                          SHARES AMOUNT  CAPITAL   GAINS (LOSSES) EARNINGS   INTEREST
                          ------ ------ ---------- -------------- -------- -------------
Balances at December 31,
 1991...................  35,150  $2.0    $175.1      $   --       $127.6     $304.7
Net income..............     --    --        --           --         33.6       33.6
Dividends...............     --    --        --           --        (12.0)     (12.0)
Net unrealized
 investment losses......     --    --        --           (.5)        --         (.5)
                          ------  ----    ------      -------      ------     ------
Balances at December 31,
 1992...................  35,150   2.0     175.1          (.5)      149.2      325.8
Net income..............     --    --        --           --          9.3        9.3
Net unrealized
 investment gains.......     --    --        --           2.4         --         2.4
                          ------  ----    ------      -------      ------     ------
Balances at March 31,
 1993...................  35,150   2.0     175.1          1.9       158.5      337.5
                          ======  ====    ======      =======      ======     ======
Balances at April 1,
 1993 (post-
 acquisition)...........  25,000   2.5     543.8          --          --       546.3
Net income..............     --    --        --           --         24.8       24.8
Capital contribution of
 GE Capital Assurance...     --    --      182.9          --          --       182.9
Net unrealized
 investment losses......     --    --        --         (16.3)        --       (16.3)
                          ------  ----    ------      -------      ------     ------
Balances at December 31,
 1993...................  25,000   2.5     726.7        (16.3)       24.8      737.7
Net income..............     --    --        --           --         47.5       47.5
Purchase price
 adjustments............     --    --       (7.3)         --          --        (7.3)
Net unrealized
 investment losses......     --    --        --        (512.5)        --      (512.5)
                          ------  ----    ------      -------      ------     ------
Balances at December 31,
 1994...................  25,000  $2.5    $719.4      $(528.8)     $ 72.3     $265.4
                          ======  ====    ======      =======      ======     ======



          See accompanying notes to consolidated financial statements.

F-14--GNA Variable Investment Account

--------------------------------------------------------------------------------

                  GREAT NORTHERN INSURED ANNUITY CORPORATION
                               AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                 YEARS ENDED DECEMBER 31, 1994, 1993 AND 1992
                         (DOLLAR AMOUNTS IN MILLIONS)

                                                       1993
                                              -----------------------
                                                APRIL 1-   JANUARY 1-
                                      1994    DECEMBER 31   MARCH 31    1992
                                    --------  ------------ ---------- --------
                                                 (POST-
                                              ACQUISITION)
Cash flows from operating
 activities:
 Net income.......................  $   47.5    $   24.8     $  9.3   $   33.6
                                    --------    --------     ------   --------
 Adjustments to reconcile net
  income to net cash provided by
  operating activities:
   Minority interest..............      15.5         5.7        --         --
   Increase in future policy
    benefits......................     609.8       357.0       82.2      344.2
   Net realized investment gains..      (6.3)       (4.3)       (.1)     (31.9)
   Amortization of investment
    premiums and discounts........      83.6        80.5       22.8       66.4
   Amortization of intangibles....      58.0        19.4         .4        1.7
   Change in certain assets and
    liabilities:
     Decrease (increase) in:
      Accrued investment income...       6.5         (.9)      (4.3)      (7.4)
      Deferred acquisition costs..     (63.1)      (27.2)      (8.9)     (34.1)
      Deferred income tax benefit.      30.2        (5.5)       --        (2.9)
      Income tax receivable.......       7.7        (8.0)       4.2       (1.9)
      Other assets................     (18.4)        5.0         .3       (4.1)
     Increase (decrease) in:
      Other policyholder
       liabilities................     122.7       (34.3)      18.4        3.9
      Accounts payable and accrued
       expenses...................     (13.0)       53.8       (5.8)       9.7
                                    --------    --------     ------   --------
      Total adjustments...........     833.2       441.2      109.2      343.6
                                    --------    --------     ------   --------
      Net cash provided by
       operating activities.......     880.7       466.0      118.5      377.2
                                    --------    --------     ------   --------
Cash flows from investing
 activities:
 Proceeds from investments in
  fixed maturities and real estate
  ................................   1,970.8     3,912.0      280.5    3,803.8
 Principal collected on mortgage
  loans...........................      93.1       117.1        7.1       44.4
 Purchases of fixed maturities....  (2,413.7)   (4,741.8)    (725.7)  (4,421.0)
 Mortgage loan originations.......    (389.2)     (104.0)     (37.0)    (114.3)
                                    --------    --------     ------   --------
      Net cash used in investing
       activities.................    (739.0)     (816.7)    (475.1)    (687.1)
                                    --------    --------     ------   --------
Cash flows from financing
 activities:
 Proceeds from issue of investment
  contracts.......................     994.9       489.4      178.5      819.9
 Redemption and benefit payments
  on investment contracts ........  (1,220.6)     (604.4)    (117.6)    (389.3)
 Cash received upon contribution
  of GE Capital Assurance ........       --        540.4        --         --
 Short-term borrowings............      (5.0)        5.0        --         --
 Dividends........................       --          --         --       (12.0)
                                    --------    --------     ------   --------
      Net cash provided by (used
       in) financing activities...    (230.7)      430.4       60.9      418.6
                                    --------    --------     ------   --------
      Net increase (decrease) in
       cash and cash equivalents..     (89.0)       79.7     (295.7)     108.7
                                    --------    --------     ------   --------
Cash and cash equivalents at
 beginning of period..............     176.9        97.2      392.9      284.2
                                    --------    --------     ------   --------
Cash and cash equivalents at end
 of period........................  $   87.9    $  176.9     $ 97.2   $  392.9
                                    ========    ========     ======   ========


         See accompanying notes to consolidated financial statements.

                                          GNA Variable Investment Account--F-15

-------------------------------------------------------------------------------

          GREAT NORTHERN INSURED ANNUITY CORPORATION AND SUBSIDIARIES

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                       DECEMBER 31, 1994, 1993 AND 1992
                         (DOLLAR AMOUNTS IN MILLIONS)

(1) ACQUISITIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

 (a) Acquisitions

  The accompanying consolidated financial statements include the accounts of Great Northern Insured Annuity Corporation (GNA) and its subsidiaries, General Electric Capital Assurance Company (GE Capital Assurance) and First GNA Life Insurance Company of New York (First GNA), together referred to herein as the Company. GNA is a wholly-owned subsidiary of GNA Corporation which is 100% owned by General Electric Capital Corporation (GE Capital).

  Effective April 1, 1993, GE Capital, all of whose common stock is indirectly owned by General Electric Company, completed the acquisition of 100% of GNA Corporation's capital stock from Weyerhaeuser Company and Weyerhaeuser Finan-cial Services Inc. for a purchase price of $582.4. For tax return purposes, the parties to this purchase have agreed to treat the purchase as an acquisi-tion of assets. Effective July 14, 1993, GE Capital acquired 100% of the is-sued and outstanding capital stock of United Pacific Life Insurance Company and four of its seven wholly-owned subsidiaries from Reliance Insurance Com-pany and its parent company, Reliance Group Holdings, Inc. for a purchase price of $514.6 in cash (collectively, the Acquisitions). The purchase price pertaining to GNA Corporation and its subsidiaries is subject to certain post-closing adjustments. During 1994, United Pacific Life Insurance Company was renamed GE Capital Assurance.

  GE Capital contributed its majority ownership of GE Capital Assurance to GNA. Following this contribution, GE Capital Assurance's shareholders' equity is distributed as follows:

                                                                       HELD ENTIRELY
       SHARES ISSUED                         RIGHTS                         BY
       -------------                         ------                    -------------
   Preferred Stock......... 1,000,000 authorized, 300,000 issued and  GNA Corporation outstanding nonvoting shares. $1 par
                             value, redeemable at GE Capital Assur-
                             ance's Board of Directors' option for
                             $1,000 per share, $50 per share annual,
                             cumulative, non-participating dividend
                             rate.
   Common Stock, Class A... 5,000,000 authorized, 2,450,000 issued    GNA
                             and outstanding voting shares. $1 par
                             value.
   Common Stock, Class B... 2,000,000 authorized, 550,000 issued and  GNA Corporation outstanding nonvoting shares. $1 par
                             value.

  The results of GE Capital Assurance are included in the accompanying finan-cial statements from its July 14, 1993 date of acquisition. At December 31, 1994 and 1993, the minority interest amount of $279.6 and $342.4, respective-ly, represents GNA Corporation's preferred stock interest ($318.9 and $303.9, respectively, including accrued dividend) and Class B common stock interest in GE Capital Assurance. All significant intercompany accounts have been elimi-nated in consolidation.

  The Acquisitions have been accounted for using the purchase method of ac-counting. Accordingly, each acquisition's purchase price has been allocated to the assets acquired and the liabilities

F-16--GNA Variable Investment Account

-------------------------------------------------------------------------------

          GREAT NORTHERN INSURED ANNUITY CORPORATION AND SUBSIDIARIES assumed based on their estimated fair values at their respective acquisition dates. The consolidated statements of income, shareholder's interest, and cash flows include the effects of purchase adjustments as of their respective ac-quisition dates.

  Following are pro forma results of operations of the Company for the years ended December 31, 1993 and 1992, as if the Acquisitions had occurred at the beginning of the period presented:

                                                                    1993   1992
                                                                   ------ ------
                                                                    (UNAUDITED)
      Total revenues.............................................. $890.8 $983.6
      Net income..................................................   27.5   14.5

  The pro forma data have been prepared based on assumptions management deems appropriate and the results are not necessarily indicative of those that might have occurred had the transactions become effective at the beginning of the respective years, primarily due to planned changes in investment and other business strategies.

 (b) Basis of Presentation

  These consolidated financial statements are prepared on the basis of generally accepted accounting principles (GAAP) for stock life insurance companies, which vary in several respects from accounting practices prescribed or permitted by the Insurance Commissioners of the states of Washington, Delaware and New York, where the Company and subsidiaries are domiciled.

 (c) Products

  The primary product of the Company is investment type deferred annuities. The Company has also issued life contingent structured settlement policies, pension annuities, single premium whole life policies, deferred compensation contracts and a limited number of universal life policies. Investment type immediate annuities are also issued. The Company considers the sale of annuity and life insurance products to be a single segment/line of business.

  GNA has effective registration statements with the Securities and Exchange Commission for the purposes of marketing Modified Guaranteed Annuity (MGA) and Group Deferred Variable Annuity products. The MGA offers customers a guaranteed interest rate for a predetermined time period and subjects customers to a market value adjustment on early withdrawals. The Group Deferred Variable Annuity offers customers eighteen investment options: eight which invest in shares of a corresponding mutual fund portfolio, and ten which correspond with guaranteed interest rate periods of one to ten years.

 (d) Revenues

  Investment income is recorded when earned. Investment gains and losses are calculated on the basis of specific identification. Premiums from the sale of life contingent annuities are recognized as revenue when contracts are issued. Surrender charges are recognized as income when they are realized.

 (e) Investments

  On December 31, 1993, the Company adopted Statement of Financial Accounting Standards (SFAS) No. 115, Accounting for Certain Investments in Debt and Equity Securities. All of the Company's fixed maturities were designated as available-for-sale at both December 31, 1994 and

                                          GNA Variable Investment Account--F-17

-------------------------------------------------------------------------------

          GREAT NORTHERN INSURED ANNUITY CORPORATION AND SUBSIDIARIES

1993. Accordingly, such investments were reported at fair value. At the July 21, 1994 Emerging Issues Task Force meeting, the Securities and Exchange Commission announced that the effects of unrealized losses on the balances of the present value of future profits, deferred acquisition costs, deferred income tax benefit and minority interest should be recorded within certain limitations. Therefore, unrealized losses, net of the effects of these items, have been included in shareholder's interest as of December 31, 1994. Shareholder's interest included net unrealized losses of $528.8 million and $16.3 million at December 31, 1994 and 1993, respectively, a difference primarily due to a decrease in the fair value of fixed maturities, principally resulting from increased interest rates. Carrying amounts of liabilities of the Company are not adjusted for changes in fair value. In a rising interest rate environment, the fair value of these liabilities would be expected to decline. Unrealized losses that are other than temporary are recognized in earnings.

  Mortgage and policy loans are stated at the unpaid principal balance of such loans, net of allowances for probable uncollectible balances.

  Foreclosed real estate owned is carried at lower of cost or fair value less selling costs, giving consideration to current occupancy rates and economic conditions.

 (f) Statement of Cash Flows

  All highly liquid investments with an original maturity of three months or less are classified as short-term investments on the balance sheets and considered cash equivalents in the statements of cash flows.

  During the year 1994 and the nine months ended December 31, 1993, three months ended March 31, 1993 and year 1992, the Company acquired real estate through foreclosure amounting to $1.6, $2.9, $0.0 and $7.5, respectively, and paid federal and state income taxes of $6.8, $40.9, $0.2 and $24.8, respectively. Effective July 14, 1993, the Company also received a capital contribution of $182.9 in the form of GE Capital Assurance's Class A common stock from GNA Corporation.

 (g) Future Annuity and Contract Benefits

  Investment Contracts--Investment contracts are broadly defined to include contracts without significant mortality or morbidity risk. Payments received from sales of investment contracts are recognized by providing a liability equal to the current account value of the policyholders' contracts. Interest rates credited to investment contracts are guaranteed for the policy term with renewal rates determined by management. At December 31, 1994 and 1993, investment contracts comprised $9,769.1 and $9,522.1, respectively.

  Insurance Contracts--Insurance contracts are broadly defined to include contracts with significant mortality and/or morbidity risk. The liability for future benefits is the present value of such benefits based on mortality, and other assumptions which were appropriate at the time the policies were issued. These assumptions are periodically evaluated for potential premium deficiencies. Interest rate assumptions used in calculating the present value range from 4.0% to 9.1%. At December 31, 1994 and 1993, insurance contracts comprised $2,437.4 and $2,297.2, respectively.

F-18--GNA Variable Investment Account

-------------------------------------------------------------------------------

          GREAT NORTHERN INSURED ANNUITY CORPORATION AND SUBSIDIARIES

 (h) Deferred Acquisition Costs

  Acquisition costs include costs and expenses which vary with and are primarily related to the acquisition of insurance and investment contracts, such as commissions, direct advertising and printing, and certain support costs such as underwriting and policy issue expenses. Acquisition costs capitalized are determined by actual costs and expenses incurred by product in the year of issue. For investment contracts, the amortization is based on the present value of the anticipated gross profits from investments, interest credited, surrender charges, mortality and maintenance expenses. As actual gross profits vary from projected, the impact on amortization is included in net income. For insurance contracts, the acquisition costs are amortized in relation to the benefit payments.

  In conjunction with the Acquisitions, the unamortized deferred acquisition cost balance existing on the respective purchase dates was eliminated. Activity in deferred acquisition costs was as follows:

                                                         1993
                                                -----------------------
                                                 APRIL 1--  JANUARY 1--
                                          1994  DECEMBER 31  MARCH 31    1992
                                          ----- ----------- ----------- ------
   Beginning unamortized balance......... $27.1    $ --       $255.2    $221.1
   Costs deferred........................  62.8     26.4        10.8      48.4
   Amortization, net.....................    .3       .7        (1.8)    (14.3)
                                          -----    -----      ------    ------
   Ending unamortized balance............  90.2     27.1       264.2     255.2
   Cumulative effect of net unrealized
    investment losses....................   1.9      --          --        --
                                          -----    -----      ------    ------
   Recorded balance...................... $92.1    $27.1      $264.2    $255.2
                                          =====    =====      ======    ======

 (i) Intangible Assets

  (1) Present Value of Future Profits--In conjunction with the Acquisitions, a portion of the purchase price was assigned to the right to receive future gross profits arising from existing insurance and investment contracts. This intangible asset, called the present value of future profits (PVFP), is actua-rially determined based on the present value of projected future gross profits on contracts acquired.

  The method used by the Company to value PVFP is summarized as follows: (1) identify the future gross profits attributable to certain lines of business,
(2) identify the risks inherent in realizing those gross profits, and (3) dis-count these gross profits at the rate of return that the Company believes it must earn in order to accept the inherent risks.

  After PVFP is determined, the amount is amortized, net of accreted interest, based on the incidence of the expected gross profits. As actual gross profits vary from projection, the impact on amortization is included in net income.

  Recoverability of PVFP is evaluated periodically by comparing the current estimate of expected future gross profits to the unamortized asset balance. If such comparison indicates that the expected gross profits will not be suffi-cient to recover PVFP, the difference will be charged to expense.

                                          GNA Variable Investment Account--F-19

-------------------------------------------------------------------------------

          GREAT NORTHERN INSURED ANNUITY CORPORATION AND SUBSIDIARIES

  Activity in PVFP was as follows:

                                                                     APRIL 1--
                                                                    DECEMBER 1,
                                                             1994      1993
                                                            ------  -----------
   Beginning unamortized balance........................... $363.9    $322.2
   GE Capital Assurance purchase, July 15, 1993............    --       59.4
   Interest accrued at 4.9% in 1994 and 5.5% in 1993.......   17.8      14.2
   Amortization............................................  (67.8)    (31.9)
                                                            ------    ------
   Ending unamortized balance..............................  313.9     363.9
   Cumulative effect of net unrealized investment losses
    (gains)................................................  101.2     (10.2)
                                                            ------    ------
   Recorded balance........................................ $415.1    $353.7
                                                            ======    ======

  Amortization of PVFP, net of accretion, as a percent of the unamortized PVFP balance for the next five years is estimated as follows:

           1995..........................................  14%
           1996..........................................  14%
           1997..........................................  13%
           1998..........................................  12%
           1999..........................................  10%

  (2) Goodwill--In conjunction with the Acquisitions, $154.7 of goodwill was recorded and will be amortized over 25 years. This asset has been adjusted to reflect the final GE Capital Assurance purchase price and adjustments for the preliminary impact of certain tax elections related to the acquisition of GNA. During the year ended December 31, 1994 and the period April 1 through Decem-ber 31, 1993, $7.8 and $2.0, respectively, was amortized. Goodwill in excess of associated expected operating cash flows is considered to be impaired and is written down to fair value.

 (j) Federal Income Tax

  The Company files a life insurance consolidated federal income tax return. Prior to April 1, 1993, the Company was included in the consolidated federal income tax return of the Weyerhauser Company. The Company follows the asset and liability method in accounting for income taxes. Tax assets and liabili-ties resulting from temporary differences between financial and tax net income are recorded using the enacted statutory tax rates expected to be applicable when the differences reverse. An evaluation of existing evidence is made to determine the need for an asset related valuation allowance.

 (k) Reclassifications

  Certain reclassifications have been made to the 1993 and 1992 consolidated financial statements to conform to the 1994 presentation. These reclassifica-tions have no effect on reported net income or financial position.

F-20--GNA Variable Investment Account

-------------------------------------------------------------------------------

          GREAT NORTHERN INSURED ANNUITY CORPORATION AND SUBSIDIARIES

(2) INVESTMENTS

 (a) Fixed Maturities

  At December 31, the amortized cost, gross unrealized gains and losses, and fair value of the Company's fixed maturities available-for-sale portfolio were as follows:

                                                         GROSS
                                                      UNREALIZED
                                          AMORTIZED ---------------    FAIR
                    1994                    COST    GAINS  LOSSES      VALUE
                    ----                  --------- ----- ---------  ---------
   United States debt securities and
    agency issues........................ $   838.3 $ --  $  (143.6) $   694.7
   State debt securities.................       8.9   --        (.3)       8.6
   Foreign debt securities...............      21.1   --       (2.3)      18.8
   Corporate debt securities.............   8,199.8   2.3    (734.0)   7,468.1
   Redeemable preferred stock............      16.8   --       (4.1)      12.7
   Mortgage-backed securities............   2,237.6  13.7    (172.9)   2,078.4
                                          --------- ----- ---------  ---------
     Totals.............................. $11,322.5 $16.0 $(1,057.2) $10,281.3
                                          ========= ===== =========  =========
                    1993
                    ----
   United States debt securities and
    agency issues........................ $   662.5 $ 1.3 $   (19.7) $   644.1
   State debt securities.................       8.8    .2       --         9.0
   Foreign debt securities...............      21.3   --        (.2)      21.1
   Corporate debt securities.............   8,139.4  64.5     (73.3)   8,130.6
   Redeemable preferred stock............      16.6    .2       (.2)      16.6
   Mortgage-backed securities............   2,103.0  17.8     (11.9)   2,108.9
                                          --------- ----- ---------  ---------
     Totals.............................. $10,951.6 $84.0 $  (105.3) $10,930.3
                                          ========= ===== =========  =========

  At December 31, 1994, approximately 27.7%, 15.5% and 12.4% of the Company's investment portfolio is comprised of securities issued by the manufacturing, financial and utility industries, respectively, the vast majority of which are rated investment grade, and which are senior secured bonds. No other industry group comprises more than 10% of the Company's investment portfolio. This portfolio is widely diversified among various geographic regions in the United States, and is not dependent on the economic stability of one particular re-gion.

  At December 31, 1994, the Company held fixed maturity securities, other than securities issued or guaranteed by the U.S. government, in Ford Motor Company and Occidental Petroleum Corp. of $107.0 and $81.4, respectively, which exceed 10% of shareholder's interest before net unrealized investment losses.

  As required by law, the Company has investments on deposit of $5.0 and $3.9 at December 31, 1994 and 1993, respectively, with governmental authorities and banks for the protection of policyholders.

  For the years ended December 31, the sources of investment income of the Company were as follows:

                                                          1993
                                                 -----------------------
                                                  APRIL 1--  JANUARY 1--
                                          1994   DECEMBER 31  MARCH 31    1992
                                         ------  ----------- ----------- ------
   Fixed maturities..................... $724.9    $398.7      $ 76.9    $298.1
   Mortgage loans.......................  105.7      76.1        24.9      99.9
   Other................................   13.7       5.2         2.2      13.4
                                         ------    ------      ------    ------
   Gross investment income..............  844.3     480.0       104.0     411.4
   Investment expense...................   (6.5)     (2.8)       (1.4)     (5.0)
                                         ------    ------      ------    ------
   Net investment income................ $837.8    $477.2      $102.6    $406.4
                                         ======    ======      ======    ======

                                          GNA Variable Investment Account--F-21

-------------------------------------------------------------------------------

          GREAT NORTHERN INSURED ANNUITY CORPORATION AND SUBSIDIARIES

  For the years ended December 31, the Company realized sales proceeds, gross investment gains and losses as follows:

                                                       1993
                                              -----------------------
                                               APRIL 1--  JANUARY 1--
                                       1994   DECEMBER 31  MARCH 31     1992
                                      ------  ----------- ----------- --------
   Sales proceeds.................... $860.1   $2,591.4      $15.7    $1,309.1
                                      ------   --------      -----    --------
   Gross realized investment:
     Gains...........................   17.5       35.3         .9        39.5
     Losses..........................  (11.2)     (31.0)       (.8)       (7.6)
                                      ------   --------      -----    --------
   Net realized investment gains
    (losses)......................... $  6.3   $    4.3      $  .1    $   31.9
                                      ======   ========      =====    ========

  The additional proceeds from investments result from principal collected on mortgage-backed securities, maturities, calls and sinking payments.

  The changes in net unrealized gain (loss) of fixed maturities for the year 1994, nine months ended December 31, 1993, three months ended March 31, 1993 and year 1992 were $(1,019.9), $(21.3), $93.0 and $(48.7), respectively.

  Fixed maturities are considered available for sale pursuant to SFAS No. 115. Accordingly, fixed maturities are accounted for at fair value through share-holder's interest, net of the following adjustments:

                                                               1994      1993
                                                             ---------  ------
      Fixed maturities...................................... $(1,041.2) $(21.3)
      Deferred acquisition costs............................       1.9     --
      Present value of future profits.......................     101.2   (10.2)
      Deferred income taxes.................................     328.3    11.0
      Minority interest.....................................      81.0     4.2
                                                             ---------  ------
        Net unrealized investment loss...................... $  (528.8) $(16.3)
                                                             =========  ======

  The maturity distribution of the fixed maturities portfolio at December 31 was as follows:

                                               1994                1993
                                        ------------------- -------------------
                                        AMORTIZED   FAIR    AMORTIZED   FAIR
                                          COST      VALUE     COST      VALUE
                                        --------- --------- --------- ---------
   Due in one year or less............. $   257.7 $   254.7 $   553.0 $   554.7
   Due between one year through five
    years..............................   3,093.2   2,917.0   2,798.1   2,817.5
   Due between five years through ten
    years..............................   2,922.5   2,635.4   2,744.9   2,734.9
   Due after ten years.................   2,811.5   2,395.8   2,752.6   2,714.3
                                        --------- --------- --------- ---------
     Subtotals.........................   9,084.9   8,202.9   8,848.6   8,821.4
   Mortgage-backed securities..........   2,237.6   2,078.4   2,103.0   2,108.9
                                        --------- --------- --------- ---------
     Totals............................ $11,322.5 $10,281.3 $10,951.6 $10,930.3
                                        ========= ========= ========= =========

  The evaluation of investment and credit risk is undertaken by a number of rating services, such as Standard & Poor's Corporation and Moody's Investors Services. These services assign a

F-22--GNA Variable Investment Account

-------------------------------------------------------------------------------

          GREAT NORTHERN INSURED ANNUITY CORPORATION AND SUBSIDIARIES letter rating to each security on the basis of their evaluation. Bonds with ratings ranging from AAA to BBB are generally regarded as investment grade se-curities. Some agencies and treasuries (that is, those securities issued by the United States government or an agency thereof) are not rated, but all are considered to be investment grade securities. Finally, some securities, such as private placements, have not been assigned a rating by any rating service and are therefore categorized as "not rated"; this has neither positive nor negative implications regarding the value of the security.

  The fixed maturities portfolio at December 31 consisted of the following classes of securities:

                                                   1994              1993
                                             ----------------- -----------------
                                               FAIR              FAIR
                                               VALUE   PERCENT   VALUE   PERCENT
                                             --------- ------- --------- -------
   Agencies and treasuries.................. $ 2,015.5   19.6% $ 1,808.2   16.6%
   AAA......................................     390.2    3.8      451.2    4.1
   AA.......................................     792.0    7.7    1,005.6    9.2
   A........................................   2,948.4   28.7    3,147.1   28.8
   BBB......................................   3,166.9   30.8    3,619.0   33.1
   BB.......................................     429.6    4.2      348.6    3.2
   B........................................      67.8     .7       91.2     .8
   CCC......................................       --     --          .1    --
   Not rated................................     470.9    4.5      459.3    4.2
                                             ---------  -----  ---------  -----
     Totals................................. $10,281.3  100.0% $10,930.3  100.0%
                                             =========  =====  =========  =====

  At December 31, 1994 and 1993, there were no bonds and one bond ($0.9), re-spectively, in default as to interest and principal.

 (b) Mortgage Loans

  At December 31, 1994 and 1993, the Company's mortgage loan portfolio con-sisted of 1,226 and 1,123, respectively, first mortgage loans on commercial real estate properties. The loans, which are originated by the Company through a network of mortgage bankers, are made only on completed, leased properties and generally have a maximum loan-to-value ratio of 75% at the date of origi-nation. The Company does not engage in construction lending or land loans.

  The Company originated $62.3, $30.9 and $24.7 of mortgages secured by real estate in California, which represent 16%, 22% and 22% of total originations for the years ended December 31, 1994, 1993 and 1992, respectively. At Decem-ber 31, 1994 and 1993 respectively, the Company held $558.3 and $527.8 in mortgages secured by real estate in California; this is 40% and 50% of the to-tal mortgage portfolio, respectively.

  At December 31, 1994 and 1993, there were two and one, respectively, mort-gage loans with a book value of $2.5 and $0.6 in default as to interest and principal; reserves for interest and principal amounts deemed uncollectible have been established.

  The allowance for losses on mortgage loans at December 31, 1994 and 1993 represented 2.3% and 2.8% of total mortgage loans, respectively.

                                          GNA Variable Investment Account--F-23

-------------------------------------------------------------------------------

          GREAT NORTHERN INSURED ANNUITY CORPORATION AND SUBSIDIARIES

  The following table shows the activity in the allowance for losses during the years ended December 31:

                                                           1993
                                                  -----------------------
                                                   APRIL 1--  JANUARY 1--
                                           1994   DECEMBER 31  MARCH 31   1992
                                           -----  ----------- ----------- -----
   Balance at beginning of period......... $30.5     $30.4       $ .8     $ 1.0
   Additions..............................   2.4       2.6         .8       5.4
   Amounts written off, net...............   (.9)     (2.5)       (.6)     (5.6)
                                           -----     -----       ----     -----
   Balance at end of period............... $32.0     $30.5       $1.0     $  .8
                                           =====     =====       ====     =====

  Amounts written off in 1994 were approximately 0.07% of average mortgage loans outstanding during the year, compared with 0.57% and 0.25% during 1993 and 1992, respectively.

  In conjunction with the GE Capital purchase of GNA, in March 1993, the Com-pany sold 52 mortgage loans and 4 real estate properties with an estimated fair value of $51.6 to Weyerhaeuser Financial Services, Inc. The assets were sold for $47.4, which represented their recorded value as of February 28, 1993. The Company recognized a loss of $4.2 on this transaction for which Wey-erhaeuser Financial Services, Inc. made an equivalent capital contribution.

  SFAS No. 114, Accounting by Creditors for Impairment of a Loan, and the re-lated SFAS No. 118, together modify the accounting and disclosure that applies when it is probable that all amounts due under contractual terms of a commer-cial loan will not be collected. Had these standards been adopted for 1994, there would have been no effect on earnings or financial position, and manage-ment does not foresee any significant future effect following adoption on Jan-uary 1, 1995.

(3) FEDERAL AND STATE INCOME TAXES

  The total provisions for federal and state income tax for the years ended December 31 consisted of the following components:

                                                          1993
                                                 -----------------------
                                                  APRIL 1--  JANUARY 1--
                                           1994  DECEMBER 31  MARCH 31   1992
                                           ----- ----------- ----------- -----
   Current federal income tax provision... $12.0   $ 27.6       $3.6     $19.5
   Deferred federal income tax provision
    (benefit).............................  29.2    (17.2)       1.2      (3.4)
                                           -----   ------       ----     -----
     Subtotal--federal provision..........  41.2     10.4        4.8      16.1
                                           -----   ------       ----     -----
   Current state income tax provision.....   2.5      3.0         .2       3.4
   Deferred state income tax provision
    (benefit).............................   1.0     (1.2)       --         .5
                                           -----   ------       ----     -----
     Subtotal--state provision............   3.5      1.8         .2       3.9
                                           =====   ======       ====     =====
     Total federal and state income tax
      provision........................... $44.7   $ 12.2       $5.0     $20.0
                                           =====   ======       ====     =====

  On August 10, 1993, the federal income tax rate applied to corporations was increased from 34% to 35% effective January 1, 1993, due to the Omnibus Budget Reconciliation Act of 1993. This change has been reflected in net income for the nine months ended December 31, 1993.

F-24--GNA Variable Investment Account

-------------------------------------------------------------------------------

          GREAT NORTHERN INSURED ANNUITY CORPORATION AND SUBSIDIARIES

  The reconciliation of the federal statutory tax rate to the effective income tax rate is as follows:

                                                           1993
                                                  -----------------------
                                                   APRIL 1--  JANUARY 1--
                                            1994  DECEMBER 31  MARCH 31   1992
                                            ----  ----------- ----------- ----
   Federal statutory corporate tax rate.... 35.0%    35.0%       34.0%    34.0%
   State income tax........................  2.2      1.9         1.0      5.1
   Rate change.............................  --      (9.4)        --       --
   Change in accounting principle..........  --       --          --      (2.1)
   Goodwill amortization...................  2.5      1.6         --       --
   Other, net..............................  1.8      (.5)        --        .3
                                            ----     ----        ----     ----
     Effective rate........................ 41.5%    28.6%       35.0%    37.3%
                                            ====     ====        ====     ====

  The components of the net deferred income tax benefit at December 31 were as follows:

                                                                  1994    1993
                                                                 ------  ------
   Assets:
     Net unrealized investment loss............................  $328.3  $ 11.0
     Future annuity and contract benefits......................   241.7   276.1
     Guaranty association assessments..........................    22.6    20.2
     Deferred acquisition costs................................     3.9    27.6
     Other assets..............................................     6.2     3.3
                                                                 ------  ------
       Total deferred tax assets...............................   602.7   338.2
                                                                 ------  ------
   Liabilities:
     Fixed maturity valuation..................................   (94.2)  (97.9)
     Mortgage loans............................................     --    (28.1)
     Present value of future profits...........................   (95.9)  (44.6)
     Other.....................................................    (7.9)    (.8)
                                                                 ------  ------
       Total deferred tax liabilities..........................  (198.0) (171.4)
                                                                 ------  ------
       Net deferred income tax benefit.........................  $404.7  $166.8
                                                                 ======  ======

  At December 31, 1994, the Company's deferred income tax assets and liabili-ties include adjustments related to the acquisition of GNA, which was ac-counted for tax purposes as a purchase of assets.

  Based on an analysis of the Company's tax position, management believes it is more likely than not that the results of future operations and tax planning strategies will generate sufficient taxable income to realize deferred tax as-sets. No valuation allowance for deferred tax assets was deemed necessary.

(4) RELATED-PARTY TRANSACTIONS

  During the year 1994, nine months ended December 31, 1993, three months ended March 31, 1993, and year 1992, the Company received $2.6, $4.4, $1.9 and $5.7, respectively, from its affiliates, GNA Securities, Inc. and GNA Distrib-utors, Inc. for reimbursement of marketing, administrative and general office expenses.

                                          GNA Variable Investment Account--F-25

-------------------------------------------------------------------------------

          GREAT NORTHERN INSURED ANNUITY CORPORATION AND SUBSIDIARIES

(5) COMMITMENTS AND CONTINGENCIES

 (a) Mortgage Loan Commitments

  As of December 31, 1994 and 1993, the Company was committed to fund $126.7 and $140.6, respectively, in mortgage loans.

 (b) Leases

  The Company leases the office space used in its operations. Lease expense for the year 1994, nine months ended December 31, 1993, three months ended March 31, 1993 and year 1992 amounted to $3.4, $2.5, $0.8 and $3.0, respec-tively.

  Future minimum commitments under operating leases as of December 31, 1994 are summarized as follows:

      1995................................................................ $ 4.3
      1996................................................................   4.1
      1997................................................................   3.8
      1998................................................................   3.7
      1999................................................................   2.8
                                                                           -----
        Total............................................................. $18.7
                                                                           =====

  Rates for certain office space leases are subject to inflationary increases. The effect of such inflationary increases has not been reflected in the future minimum commitments.

 (c) Deferred Compensation Arrangements

  The Company has nonqualified deferred compensation arrangements with certain senior officers. Compensation earned will be paid through a ten-year annuity, commencing ten years from the date of employment or promotion. Deferred com-pensation vests at 10% for each year of service. The present value of accrued amounts vested at December 31, 1994 and 1993 were $3.6 and $3.8, respectively. During the year 1994, nine months ended December 31, 1993, three months ended March 31, 1993, and year 1992, the Company expensed $0.6, $0.5, $0.2 and $0.8, respectively, related to deferred compensation.

 (d) Guaranty Association Assessments

  The Company is required by law to participate in the guaranty associations of the various states in which it does business. The state guaranty associa-tions ensure payment of guaranteed benefits, with certain restrictions to pol-icyholders of impaired or insolvent insurance companies, by assessing all other companies involved in similar lines of business.

  There are currently several insurance companies which had substantial amounts of annuity business, in the process of liquidation or rehabilitation. The Company paid $10.3, $3.5, $0.9 and $2.6 to various state guaranty associa-tions during the year 1994, nine months ended December 31, 1993, three months ended March 31, 1993 and year 1992, respectively. At December 31, 1994 and 1993, accounts payable and accrued expenses include $46.8 and $57.1, respec-tively, related to estimated assessments.

F-26--GNA Variable Investment Account

-------------------------------------------------------------------------------

          GREAT NORTHERN INSURED ANNUITY CORPORATION AND SUBSIDIARIES

 (e) Litigation

  There is no material pending litigation to which the Company is a party or of which any of the Company's property is the subject, and there are no legal proceedings contemplated by any governmental authorities against the Company of which management has any knowledge.

(6) STATUTORY BASIS DATA AND RESTRICTION OF RETAINED EARNINGS

  The Company files financial statements with state insurance regulatory au-thorities which are prepared on an accounting basis prescribed or permitted by such authorities (statutory basis). Statutory accounting practices differ from GAAP in several respects, causing differences in reported net income and shareholder's interest.

  During 1994, the American Institute of Certified Public Accountants issued Statement of Position 94-5, Disclosures of Certain Matters in the Financial Statements of Insurance Enterprises. This Statement requires certain disclo-sures concerning prescribed and permitted statutory accounting methods. Pre-scribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners, as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. The Company has no significant permitted accounting practices as defined by this State-ment, which vary from prescribed accounting practices or GAAP.

  The principal differences between GAAP and statutory accounting practices are shown in the following reconciliation of net income:

                                                          1993
                                                 -----------------------
                                                  APRIL 1--  JANUARY 1--
                                          1994   DECEMBER 31  MARCH 31   1992
                                         ------  ----------- ----------- -----
   Net income-GAAP...................... $ 47.5    $ 24.8       $ 9.3    $33.6
   Investment income....................   96.8     120.0         6.4      5.4
   Net realized investment losses.......  (16.7)    (24.2)        --     (17.4)
   Amortization of interest maintenance
    reserve, net of transferred gains
    and losses..........................   15.5      12.2          .4      1.8
   Adjustment to liability for future
    annuity and contract benefits....... (106.8)   (157.4)        2.2     20.2
   Deferred acquisition costs, less
    amortization........................  (63.1)    (27.2)       (8.9)   (34.1)
   Amortization of intangibles..........   58.0      19.8         --       --
   Statutory guaranty association
    assessments.........................   (7.3)      (.4)        3.5     19.8
   Provision for income taxes...........   44.7      12.2         5.0     20.0
   Statutory income tax benefit
    (expense)...........................    5.7      10.7        (4.0)   (22.2)
   Minority interest....................   15.5       5.7         --       --
   Statutory loss (pre-acquisition).....    --      (12.7)        --       --
   Other................................   (7.2)     (5.9)        --       (.1)
                                         ------    ------       -----    -----
       Statutory net income (loss)...... $ 82.6    $(22.4)      $13.9    $27.0
                                         ======    ======       =====    =====
   Statutory net income (loss) by
    company:
     GNA................................ $ 36.9    $ 44.4       $12.6    $22.4
     GE Capital Assurance...............   30.0     (95.0)        --       --
     First GNA..........................   15.7      28.2         1.3      4.5
     GNA Life...........................    --        --          --        .1
                                         ------    ------       -----    -----
       Totals........................... $ 82.6    $(22.4)      $13.9    $27.0
                                         ======    ======       =====    =====

                                          GNA Variable Investment Account--F-27

-------------------------------------------------------------------------------

          GREAT NORTHERN INSURED ANNUITY CORPORATION AND SUBSIDIARIES

  The principal differences between GAAP shareholder's interest and statutory basis capital and surplus at December 31 are as follows:

                                                                1994     1993
                                                               -------  -------
   Shareholder's interest--GAAP............................... $ 265.4  $ 737.7
   Investment valuation.......................................   791.7   (415.3)
   Investment in subsidiaries.................................   185.7    150.9
   Deferred acquisition costs.................................   (92.1)   (27.1)
   Intangible assets..........................................  (562.7)  (468.1)
   Deferred income tax benefit................................  (404.7)  (166.8)
   Nonadmitted assets.........................................   (43.3)   (16.3)
   Future annuity and contract benefits valuation.............   544.7    770.3
   Interest maintenance reserve...............................  (126.6)  (143.2)
   Asset valuation reserve....................................  (108.3)   (96.5)
   Guaranty association assessments...........................    63.0     72.0
   Minority interest..........................................   279.6    342.4
   Other, net.................................................    (1.5)     7.8
                                                               -------  -------
   Statutory capital and surplus.............................. $ 790.9  $ 747.8
                                                               =======  =======
   Statutory capital and surplus by company:
     GNA...................................................... $ 298.7  $ 288.3
     GE Capital Assurance.....................................   343.2    311.0
     First GNA................................................   149.0    148.5
                                                               -------  -------
       Totals................................................. $ 790.9  $ 747.8
                                                               =======  =======

  Prior to its acquisition, GE Capital Assurance had entered into reinsurance agreements with various companies (including Employers Reassurance Corpora-tion, an affiliate of GE Capital), to cede single premium deferred annuities on a modified-coinsurance basis. The net effect of these transactions are to increase statutory surplus by $31.5 and $77.1 at December 31, 1994 and 1993, respectively.

  These reinsurance agreements do not relieve the Company from its primary ob-ligation to the policyholders, and have been recorded as deposits in the ac-companying consolidated financial statements.

  Insurance companies are restricted by certain states as to the amount of dividends they may pay within a given calendar year to their parent without regulatory consent. That restriction is the greater of statutory net gain from operations for the previous year or 10% of the policyholder surplus (net of common stock) at the close of the previous year, subject to a maximum limit equal to statutory earned surplus. At December 31, 1994, approximately $37.4 was available for dividend payments in 1995. Similar restrictions apply to First GNA and GE Capital Assurance. At December 31, 1994, First GNA had $14.7 and GE Capital Assurance had $0 available for dividend payments in 1995.

(7) FAIR VALUE OF FINANCIAL INSTRUMENTS

  On December 31, 1994, the Company adopted SFAS No. 119, Disclosure About De-rivative Financial Instruments and Fair Value of Financial Instruments. This statement requires disclosures about amounts, nature and terms of derivative financial instruments and modifies existing disclosure requirements for other financial instruments.

F-28--GNA Variable Investment Account

-------------------------------------------------------------------------------

          GREAT NORTHERN INSURED ANNUITY CORPORATION AND SUBSIDIARIES

  The Company has no derivative financial instruments as defined by SFAS No. 119, other than mortgage loan commitments of $126.7 and $140.6 at December 31, 1993 and 1992, respectively. The fair value of mortgage loan commitments ap-proximates the nominal amounts due to the short term nature of these commit-ments.

  The fair values of financial instruments presented in the applicable notes to the Company's consolidated financial statements are estimates of the fair values at a specific point in time using available market information and ap-propriate valuation methodologies. These estimates are subjective in nature and involve uncertainties and significant judgment in the interpretation of current market data. Therefore, the fair values presented are not necessarily indicative of amounts the Company could realize or settle currently. The Com-pany does not necessarily intend to dispose of or liquidate such instruments prior to maturity.

  The fair value of fixed maturities equals quoted market price, if available. If a quoted market price is not available, fair values are estimated based on management's judgment using market prices for similar instruments.

  The fair value of mortgage loans is estimated by discounting the estimated future cash flows using current loan origination rates adjusted for credit risks.

  The fair value of policy loans approximates the carrying values because the interest rates used in discounted cash flow analysis (current rates offered on policy loans) are substantially equal to the policy loan interest rates of-fered in the past.

  For short-term investments, the carrying amount is a reasonable estimate of fair value.

  The estimated fair value of investment contracts is the amount payable on demand (cash surrender value) for deferred annuities and the net present val-ue, based on interest rates currently offered on similar contracts, for non-life contingent immediate annuities. Fair value disclosures are not required for insurance contracts.

  At December 31, the carrying amounts and fair values of the Company's finan-cial instruments were as follows:

                                                1994                1993
                                         ------------------- -------------------
                                         CARRYING    FAIR    CARRYING    FAIR
   FINANCIAL INSTRUMENTS                  AMOUNT     VALUE    AMOUNT     VALUE
   ---------------------                 --------- --------- --------- ---------
   Fixed maturities..................... $10,281.3 $10,281.3 $10,930.3 $10,930.3
   Mortgage loans.......................   1,352.1   1,312.7   1,054.9   1,104.8
   Policy loans.........................      88.6      88.6      97.8      97.8
   Short-term investments...............      58.7      58.7     152.4     152.4
                                         --------- --------- --------- ---------
     Total assets....................... $11,780.7 $11,741.3 $12,235.4 $12,285.3
                                         --------- --------- --------- ---------
   Investment contracts................. $ 9,769.1 $ 9,466.1 $ 9,522.1 $ 9,287.5
                                         ========= ========= ========= =========

                                          GNA Variable Investment Account--F-29

-------------------------------------------------------------------------------

                                                                    SCHEDULE III

                   GREAT NORTHERN INSURED ANNUITY CORPORATION

                 CONDENSED FINANCIAL INFORMATION OF REGISTRANT
                                (PARENT COMPANY)

                                 BALANCE SHEETS

                           DECEMBER 31, 1994 AND 1993
                          (DOLLAR AMOUNTS IN MILLIONS)

                           ASSETS                              1994      1993
                           ------                            --------  --------
Investments:
  Fixed maturities.......................................... $4,556.1  $4,398.4
  Mortgage loans............................................  1,257.4   1,054.0
  Real estate owned.........................................      6.3       7.5
  Policy loans..............................................      3.3       3.1
  Short-term investments....................................     41.6      52.0
  Investment in subsidiaries................................    (87.6)    295.9
                                                             --------  --------
    Total investments.......................................  5,777.1   5,810.9
Cash........................................................     13.3      12.6
Accrued investment income...................................     83.4      77.4
Deferred acquisition costs..................................     75.6      23.0
Intangible assets...........................................    352.5     264.5
Income tax receivable.......................................      --        7.1
Deferred income tax benefit.................................     81.6      44.4
Other assets................................................     19.3      18.2
                                                             --------  --------
    Total assets............................................ $6,402.8  $6,258.1
                                                             ========  ========
           LIABILITIES AND SHAREHOLDER'S INTEREST
           --------------------------------------
Liabilities:
  Future annuity and contract benefits...................... $5,857.5  $5,377.3
  Other policyholder liabilities............................    181.3      74.6
  Accounts payable and accrued expenses.....................     76.1      68.5
  Income tax payable........................................     22.5       --
                                                             --------  --------
    Total liabilities.......................................  6,137.4   5,520.4
                                                             --------  --------
Shareholder's interest:
  Common stock..............................................      2.5       2.5
  Additional paid-in capital................................    719.4     726.7
  Net unrealized investment loss............................   (528.8)    (16.3)
  Retained earnings.........................................     72.3      24.8
                                                             --------  --------
    Total shareholder's interest............................    265.4     737.7
                                                             --------  --------
    Total liabilities and shareholder's interest............ $6,402.8  $6,258.1
                                                             ========  ========

F-30--GNA Variable Investment Account

--------------------------------------------------------------------------------

                  GREAT NORTHERN INSURED ANNUITY CORPORATION

                 CONDENSED FINANCIAL INFORMATION OF REGISTRANT
                               (PARENT COMPANY)

                             STATEMENTS OF INCOME

                 YEARS ENDED DECEMBER 31, 1994, 1993 AND 1992
                         (DOLLAR AMOUNTS IN MILLIONS)

                                                        1993
                                              -------------------------
                                               APRIL 1--   JANUARY 1 --
                                       1994   DECEMBER 31    MARCH 31    1992
                                      ------  ------------ ------------ ------
                                                 (POST-
                                              ACQUISITION)
Revenues:
  Net investment income.............. $388.9     $254.7       $92.2     $362.8
  Net realized investment gains......    6.2         .2         --        28.1
  Premiums...........................  104.4        9.2         2.1        7.0
  Surrender fee and other income.....    6.8        8.2         2.7       12.3
  Equity in earnings of subsidiaries.    6.3        9.9         1.4        5.1
                                      ------     ------       -----     ------
    Total revenues...................  512.6      282.2        98.4      415.3
                                      ------     ------       -----     ------
Benefits and expenses:
  Interest credited..................  265.8      209.0        72.5      306.3
  Increase in policy reserves........  104.0        8.0         1.2        5.5
  Annuity and surrender benefits.....    8.1        3.7         1.0        3.7
  Commissions........................   42.0       16.4         6.3       27.0
  General expenses...................   25.3       23.9        11.2       53.9
  Amortization of intangibles, net...   44.4       14.1         --         --
  Increase in deferred acquisition
   costs, net........................  (51.2)     (23.2)       (7.2)     (28.4)
                                      ------     ------       -----     ------
    Total benefits and expenses......  438.4      251.9        85.0      368.0
                                      ------     ------       -----     ------
    Income before income taxes.......   74.2       30.3        13.4       47.3
Provision for income taxes...........   26.7        5.5         4.1       13.7
                                      ------     ------       -----     ------
    Net income....................... $ 47.5     $ 24.8       $ 9.3     $ 33.6
                                      ======     ======       =====     ======

                                          GNA Variable Investment Account--F-31

-------------------------------------------------------------------------------

                   GREAT NORTHERN INSURED ANNUITY CORPORATION
                                AND SUBSIDIARIES

                 CONDENSED FINANCIAL INFORMATION OF REGISTRANT
                                (PARENT COMPANY)

                            STATEMENTS OF CASH FLOWS

                  YEARS ENDED DECEMBER 31, 1994, 1993 AND 1992
                          (DOLLAR AMOUNTS IN MILLIONS)

                                                      1993
                                            ------------------------
                                             APRIL 1--   JANUARY 1--
                                   1994     DECEMBER 31   MARCH 31     1992
                                 ---------  ------------ ----------- ---------
                                               (POST-
                                            ACQUISITION)
Cash flows from operating
 activities:
 Net income....................  $    47.5   $    24.8     $   9.3   $    33.6
                                 ---------   ---------     -------   ---------
 Adjustments to reconcile net
  income to net cash provided
  by operating activities:
   Equity in earnings of
    subsidiaries...............       (6.3)       (9.9)       (1.4)       (5.1)
   Increase in future policy
    benefits...................      369.8       218.9        73.8       311.8
   Net realized investment
    gains......................       (6.2)        (.2)        --        (28.1)
   Amortization of investment
    premiums and discounts.....       60.6        64.2        19.9        61.8
   Amortization of intangibles.       44.4        13.7          .4         1.5
   Gain on sale of GNA Life....        --          --          --          (.7)
   Change in certain assets and
    liabilities:
     Decrease (increase) in:
      Accrued investment
       income..................       (6.1)        (.8)       (4.5)       (6.5)
      Deferred acquisition
       costs...................      (51.2)      (23.2)       (7.2)      (28.4)
      Deferred income tax
       benefit.................       (6.7)       16.4         1.0        (2.6)
      Income tax receivable....        7.1         2.5         2.9        (6.2)
      Other assets.............       (2.0)       (4.1)         .2        (4.4)
     Increase (decrease) in:
      Other policyholder
       liabilities.............      106.7        (3.4)       16.2         3.7
      Accounts payable and
       accrued expenses........        8.1        10.7        (5.5)        9.8
      Income tax payable.......       22.5         --          --          --
                                 ---------   ---------     -------   ---------
      Total adjustments........      540.7       284.8        95.8       306.6
                                 ---------   ---------     -------   ---------
      Net cash provided by
       operating activities....      588.2       309.6       105.1       340.2
                                 ---------   ---------     -------   ---------
Cash flows from investing
 activities:
 Proceeds from investments in
  fixed maturities and real
  estate ......................    1,054.3       866.7       251.9     3,439.8
 Principal collected on
  mortgage loans...............       91.1       115.1         7.1        44.4
 Purchases of fixed maturities.   (1,564.1)   (1,266.8      (655.1)   (3,927.3)
 Mortgage loan originations....     (302.8)     (103.2)      (37.0)     (114.3)
                                 ---------   ---------     -------   ---------
      Net cash used in
       investing activities....     (721.5)     (388.2)     (433.1)     (557.4)
                                 ---------   ---------     -------   ---------
Cash flows from financing
 activities:
 Proceeds from issue of
  investment contracts.........      789.1       394.5       152.8       690.6
 Redemption and benefit
  payments on investment
  contracts ...................     (672.5)     (346.7)     (109.7)     (348.0)
 Capital contribution to
  subsidiaries.................        --          (.5)        --         (2.1)
 Proceeds from sale of GNA
  Life.........................        --          --          --          6.6
 Dividend received (paid)......        7.0         --          --        (12.0)
                                 ---------   ---------     -------   ---------
      Net cash provided by
       financing activities....      123.6        47.3        43.1       335.1
                                 ---------   ---------     -------   ---------
      Net increase (decrease)
       in cash and cash
       equivalents.............       (9.7)      (31.3)     (284.9)      117.9
Cash and cash equivalents at
 beginning of period...........       64.6        95.9       380.8       262.9
                                 ---------   ---------     -------   ---------
Cash and cash equivalents at
 end of period.................  $    54.9   $    64.6     $  95.9   $   380.8
                                 =========   =========     =======   =========

F-32--GNA Variable Investment Account

--------------------------------------------------------------------------------

            UNITED PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   CONSOLIDATED FINANCIAL STATEMENTS FOR THE
             PERIOD JANUARY 1, 1993 THROUGH JULY 14, 1993 AND THE
                       YEAR ENDED DECEMBER 31, 1992 AND
                         INDEPENDENT AUDITORS' REPORT

                                          GNA Variable Investment Account--F-33

-------------------------------------------------------------------------------

                         INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Shareholder
United Pacific Life Insurance Company
Philadelphia, Pennsylvania

  We have audited the accompanying consolidated balance sheets of United Pa-cific Life Insurance Company (the "Company") (a subsidiary of Reliance Insur-ance Company) and subsidiaries as of July 14, 1993 and December 31, 1992, and the related consolidated statements of income, changes in common shareholder's equity and cash flows for the period January 1, 1993 through July 14, 1993 and the years ended December 31, 1992 and 1991. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of mate-rial misstatement. An audit includes examining, on a test basis, evidence sup-porting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement pre-sentation. We believe that our audits provide a reasonable basis for our opin-ion.

  In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of United Pacific Life Insurance Company and subsidiaries as of July 14, 1993 and December 31, 1992 and the re-sults of their operations and their cash flows for the period January 1, 1993 through July 14, 1993 and the years ended December 31, 1992 and 1991 in con-formity with generally accepted accounting principles.

  As discussed in Note 1, in 1993, the Company changed its method of account-ing for income taxes to conform with Statement of Financial Accounting Stan-dards No. 109.

                                          Deloitte Touche

October 29, 1993

F-34--GNA Variable Investment Account

-------------------------------------------------------------------------------

            UNITED PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

                          CONSOLIDATED BALANCE SHEETS
                      (IN MILLIONS, EXCEPT SHARE AMOUNTS)

                                                          JULY 14, DECEMBER 31,
                                                            1993       1992
                                                          -------- ------------
                         ASSETS
                         ------
Investments:
  Fixed maturities investment portfolio--at amortized
   cost (quoted market $3,431.6--1993 and $3,542.1--
   1992)................................................. $3,152.8   $3,362.2
  Fixed maturities available for sale--at market value
   (amortized cost $1,743.6--1993 and $1,630.3--1992)....  1,889.8    1,676.7
  Equity securities--at quoted market (cost $7.6)........                11.6
  Real Estate............................................               199.7
  Policy Loans...........................................     96.8       97.9
  Short-Term Investments.................................    335.7      559.8
                                                          --------   --------
    Total investments....................................  5,475.1    5,907.9
Cash.....................................................    428.8       14.0
Investment Income Due and Accrued........................    119.3      117.3
Deferred Policy Acquisition Costs........................    242.4      261.9
Other Assets.............................................     15.2       37.6
                                                          --------   --------
                                                          $6,280.8   $6,338.7
                                                          ========   ========
       LIABILITIES AND COMMON SHAREHOLDER'S EQUITY
       -------------------------------------------
Future Policy Benefits................................... $5,430.7   $5,604.6
Policy Claims Pending....................................      7.2       11.6
Policyholders' Funds.....................................     28.8       17.4
Federal Income Taxes, Principally Deferred...............     71.0       46.6
Dividend payable.........................................     25.3
Other Liabilities........................................     14.3       16.1
                                                          --------   --------
                                                           5,577.3    5,696.3
                                                          --------   --------
Contingencies
Common Shareholder's Equity:
  Common stock, $200,000 par value per share, 5,000
   shares authorized, 15 shares issued and outstanding...      3.0        3.0
  Additional paid-in capital.............................    394.2      386.0
  Retained earnings......................................    209.8      220.1
  Net unrealized gain on investments in equity
   securities............................................                 2.7
  Net unrealized gain on investments in fixed maturities
   available for sale....................................     96.5       30.6
                                                          --------   --------
                                                             703.5      642.4
                                                          --------   --------
                                                          $6,280.8   $6,338.7
                                                          ========   ========

                See notes to consolidated financial statements.

                                          GNA Variable Investment Account--F-35

-------------------------------------------------------------------------------

             UNITED PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

                       CONSOLIDATED STATEMENTS OF INCOME
                      (IN MILLIONS, EXCEPT SHARE AMOUNTS)

                                                   JANUARY 1, 1993  YEAR ENDED
                                                       THROUGH     DECEMBER 31,
                                                    JULY 14, 1993      1992
                                                   --------------- ------------
REVENUES:
  Premiums earned.................................     $ 21.8         $ 71.8
  Investment product policy charges...............        2.4            5.5
  Net investment income...........................      267.7          527.9
  Other income....................................        0.2            2.7
  Net realized gain (loss) on investments.........       38.7          104.5
                                                       ------         ------
                                                        330.8          712.4
                                                       ------         ------
BENEFITS AND EXPENSES:
  Policyholders' benefits.........................      134.2          160.6
  Increase in future policy benefits..............       98.5          348.0
  Commissions, taxes and administrative expenses..        9.7           24.2
  Amortization of deferred policy acquisition
   costs..........................................       25.6           29.7
                                                       ------         ------
                                                        268.0          562.5
                                                       ------         ------
INCOME BEFORE INCOME TAXES AND CUMULATIVE EFFECT
 OF CHANGE IN ACCOUNTING PRINCIPLE................       62.8          149.9
INCOME TAX PROVISION..............................      (31.6)         (50.8)
                                                       ------         ------
INCOME BEFORE CUMULATIVE EFFECT OF CHANGE IN
 ACCOUNTING PRINCIPLE.............................       31.2           99.1
CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING
 PRINCIPLE........................................        6.3
                                                       ------         ------
NET INCOME........................................     $ 37.5         $ 99.1
                                                       ======         ======

F-36--GNA Variable Investment Account

--------------------------------------------------------------------------------

            UNITED PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

       CONSOLIDATED STATEMENTS OF CHANGES IN COMMON SHAREHOLDER'S EQUITY
                                 (IN MILLIONS)

                                                                       NET
                                                                   UNREALIZED
                                                                     GAIN ON
                                                    NET UNREALIZED INVESTMENTS
                                                    GAIN (LOSS) ON  IN FIXED
                                ADDITIONAL          INVESTMENTS IN MATURITIES     COMMON
                         COMMON  PAID-IN   RETAINED     EQUITY      AVAILABLE  SHAREHOLDER'S
                         STOCK   CAPITAL   EARNINGS   SECURITIES    FOR SALE      EQUITY
                         ------ ---------- -------- -------------- ----------- -------------
BALANCE, DECEMBER 31,
 1991...................  $3.0    $374.2    $159.0       $0.2                     $536.4
  Capital contribution..            11.8                                            11.8
  Net income............                      99.1                                  99.1
  Change in unrealized
   gain after deferred
   income taxes.........                                  2.5         $30.6         33.1
  Dividend..............                     (38.0)                                (38.0)
                          ----    ------    ------       ----         -----       ------
BALANCE, DECEMBER 31,
 1992...................   3.0     386.0     220.1        2.7          30.6        642.4
  Net income............                      37.5                                  37.5
  Capital contribution..             8.2                                             8.2
  Change in unrealized
   gain after deferred
   income taxes.........                                 (2.7)         65.9         63.2
  Dividend..............                     (47.8)                                (47.8)
                          ----    ------    ------       ----         -----       ------
BALANCE, JULY 14, 1993..  $3.0    $394.2    $209.8       $  0         $96.5       $703.5
                          ====    ======    ======       ====         =====       ======


                See notes to consolidated financial statements.

                                          GNA Variable Investment Account--F-37

-------------------------------------------------------------------------------

            UNITED PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                      (IN MILLIONS, EXCEPT SHARE AMOUNTS)

                                                                YEAR ENDED
                                               JANUARY 1, 1993 DECEMBER 31,
                                                   THROUGH         1992
                                                JULY 14, 1993  ------------
                                               ---------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income..................................    $   37.5       $   99.1
  Changes in noncash items:
    Amortization and depreciation.............         2.5            5.1
    Accretion of discount on fixed maturity
     investments..............................       (17.6)         (37.3)
    Deferred policy acquisition costs.........        19.4           14.6
    Future policy benefits and policy claims
     pending..................................        94.2          348.7
  Policyholders' funds........................        11.4          (47.8)
  Other--net..................................        18.2          (30.3)
                                                  --------       --------
                                                     165.6          352.1
                                                  --------       --------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Sales and redemptions of fixed maturity
   investments................................     1,656.3        2,776.9
  Sales of equity securities..................         7.6            2.7
  Purchases of fixed maturities...............    (1,543.3)      (2,686.7)
  Purchases of equity securities..............                       (4.6)
  Purchases (sales) of short-term
   investments--net...........................       225.0           60.2
  Purchases of fixed assets--net..............        (0.1)          (0.2)
  (Purchases) sales of real estate--net.......       197.7           (4.5)
  Other--net..................................         1.0            0.6
                                                  --------       --------
                                                     544.2          144.4
                                                  --------       --------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Investment contract deposits................        37.6           92.4
  Investment contract withdrawals.............      (310.0)        (555.9)
  Capital contribution........................                       11.8
  Dividends paid..............................       (22.6)         (38.0)
                                                  --------       --------
                                                    (295.0)        (489.7)
                                                  --------       --------
INCREASE (DECREASE) IN CASH...................       414.8            6.8
CASH, BEGINNING OF YEAR.......................        14.0            7.2
                                                  --------       --------
CASH, END OF YEAR.............................    $  428.8       $   14.0
                                                  ========       ========
SUPPLEMENTAL DISCLOSURES OF CASH FLOW
 INFORMATION:
  Cash paid for interest (net of amount
   capitalized, $.5--1992)....................    $      0       $      0
                                                  ========       ========
Cash paid for federal income taxes............    $   24.6       $   39.9
                                                  ========       ========

SUPPLEMENTAL DISCLOSURE OF NONCASH INVESTING ACTIVITIES:

  In 1993, the Company received tax benefits from its parents of $8.2 (see
Note 4).

  In 1992, the Company received 222,726 shares of common stock and $11.8 mil-lion par value Kendall International Company 10.0% bonds maturing in year 2000 and $3.7 million in cash in exchange for its investment in Kendall Interna-tional Company 14% bonds maturing in 1998 under Kendall International Company's reorganization plan.


                See notes to consolidated financial statements.

F-38--GNA Variable Investment Account

-------------------------------------------------------------------------------

            UNITED PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  Basis of Consolidation and Presentation--United Pacific Life Insurance Com-pany ("UPL") is a wholly owned subsidiary of Reliance Insurance Company ("Re-liance") whose ultimate parent company is Reliance Group Holdings, Inc. ("Re-liance Group"). In 1992, direct ownership of the United Pacific Life Insurance Company's stock was transferred from United Pacific Insurance Company to Reli-ance. On July 14, 1993, Reliance sold UPL to General Electric Capital Corpora-tion (see Note 2).

  The consolidated financial statements of United Pacific Life Insurance Com-pany and subsidiaries (the "Company") include the accounts of United Pacific Life Insurance Company and its wholly owned subsidiaries: United Pacific Fi-nancial Services, Inc., Reliance Life Insurance Company (formerly MML Life In-surance Company), American First Security Life Insurance Company, Legend In-surance Agency, Inc., RDG, Inc., United Pacific Structured Settlement Company, and United Pacific Reliance Life Insurance Company of New York. All material intercompany balances and transactions have been eliminated in consolidation.

  The consolidated financial statements of the Company have been prepared in accordance with generally accepted accounting principles, which differ in cer-tain respects from statutory accounting principles followed in reports filed with insurance regulatory authorities. Prior years' consolidated financial statements have been reclassified to conform with the current year's presenta-tion. The financial statements are presented on an historical basis and do not contemplate any purchase accounting adjustments to the assets and liabilities of the Company which may arise from the sale of the Company as described in
Note 2.

  Investments--Fixed maturity investments for which the Company has both the intent and ability to hold to maturity include bonds and redeemable preferred stocks which are carried at amortized cost. Effective June 30, 1992, the Com-pany designated a portion of its fixed maturity portfolio as "available for sale." Securities so classified, which represent securities that will be held for an indefinite period of time, are carried at quoted market value, with the net unrealized gain or loss included in common shareholder's equity. Invest-ments in equity securities include common and nonredeemable preferred stocks and are carried at quoted market, with the net unrealized gain or loss in-cluded in common shareholder's equity. Investment real estate is carried at depreciated cost. Real estate costs include real estate taxes, interest and other carrying costs incurred prior to the substantial completion of a real estate development project. Investments whose decline in market value is deemed to be other than temporary are written down to net realizable value, and accrual of investment income is discontinued. Write-downs and realized gains and losses, determined on a specific identification basis, are included in income.

  Income Taxes--The Company adopted Statement of Financial Accounting Stan-dards ("SFAS") No. 109, effective January 1, 1993. Previously, deferred income taxes were provided in accordance with Accounting Principles Board Opinion No.
11. Under SFAS No. 109, deferred income taxes are provided for the temporary differences between the financial reporting basis and the tax basis of the Company's assets and liabilities. In 1993, the cumulative effect on prior years related to this change in accounting principle resulted in an increase in net income of $6.3 million.

  Recognition of Insurance Policy Income, Related Benefits and Expenses--Pre-miums from sales of traditional life insurance products, primarily life con-tingent structured settlement, immediate annuity and pension annuity products, are recognized as revenue when policies are issued. Premiums received are re-corded as policyholders' funds until policies are issued. The future policy benefit liability for these products is equal to the present value of all such future benefits based

                                          GNA Variable Investment Account--F-39

-------------------------------------------------------------------------------

            UNITED PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES on mortality, interest at rates ranging from 6.0% to 11.2% and other assump-tions which were appropriate at the time the policies were issued. Deferred policy acquisition costs for these products, principally commissions, are be-ing amortized over the estimated lives of the policies.

  Payments received from sales of investment products, principally single pre-mium deferred annuities and non-life contingent immediate annuities, are rec-ognized by providing a liability equal to the current value of the policyhold-ers' contracts. Interest credit rates range from 4.0% to 11.0%. Deferred pol-icy acquisition costs related to these products are amortized in relation to the present value of the expected gross profits, based on estimated investment yields, mortality and surrender charges, over the lives of the policies. The effects of revisions to expected gross profits (based on actual experience) on total amortization recorded to date are reflected in earnings in the period estimated gross profits are revised.

  Fair Values of Financial Instruments--The following methodology was used by the Company in estimating the fair value disclosures for financial instru-ments:

  . Marketable Securities--Fair values for fixed maturity securities
    (including redeemable preferred stocks) are based on quoted market prices, dealer quotes and prices obtained from independent pricing services. Equity securities are carried at fair value on the balance sheet based on quoted market prices.

  . Cash and Short-Term Investments--The carrying amounts reported on the balance sheet for cash and short-term investments approximate their fair value.

  . Policy Loans--The carrying amounts of policy loans approximate their fair value. Discounted cash flow analyses approximate the policy loan carrying value because the interest rates used in the calculations (current rates offered on policy loans) are substantially equal to the policy loan interest rates offered in the past.

  . Investment Contracts--Investment contracts, as defined by SFAS No. 97, are those contracts "that do not subject the Company to significant mortality or morbidity risk." Investment contracts include single premium deferred annuities, immediate annuities and supplementary contracts not having significant mortality risk. Cash surrender value is used in determining the fair value of single premium deferred annuities. Fair values for the fixed liability investment contracts (immediate annuities and supplementary contracts) are estimated using discounted cash flow analyses, based on interest rates currently offered on similar fixed liability annuity contracts.

  The carrying amounts and fair values of the Company's investment-type insur-ance contracts at July 14, 1993 are as follows (in millions):

                                                               CARRYING   FAIR
                                                                AMOUNT   VALUE
                                                               -------- --------
      Single premium deferred annuities....................... $2,677.8 $2,615.9
      Single premium immediate annuities......................    401.2    511.9
      Supplementary contracts.................................     66.0     70.5
                                                               -------- --------
                                                               $3,145.0 $3,198.3
                                                               ======== ========

  Fair value disclosures are not required for insurance contracts that are not investment-type contracts; however, the Company takes these liabilities into consideration in its asset/liability management process. The Company's ongoing asset/liability management process reduces its exposure to interest rate vola-tility.

F-40--GNA Variable Investment Account

-------------------------------------------------------------------------------

            UNITED PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

2. SALE OF THE COMPANY

  On July 14, 1993, Reliance sold all of the outstanding common stock of the Company to General Electric Capital Corporation (the "transaction"). Under the terms of the transaction, the following assets were sold by the Company in 1993 to Reliance (in thousands):

             Real estate...................... $180.3
             Fixed maturities.................  258.5
             Equity securities................    5.9
                                               ------
             Book value of assets.............  444.7
             Consideration received...........  416.5
                                               ------
             Realized loss.................... $(28.2)
                                               ======

  Also under the terms of the transaction, the Company made a dividend to Re-liance. This dividend transferred the Company's investment in its wholly owned subsidiaries, United Pacific Financial Services, Inc. and RDG, Inc. An addi-tional dividend, as required under the terms of the transaction, was made im-mediately after the transaction. This dividend transferred the Company's in-vestment in its wholly owned subsidiary, Reliance Life Insurance Company (for-merly MML Life Insurance Company) to Reliance. All of the above subsidiaries were transferred to Reliance at their book values.

3. INVESTMENTS

  The amortized cost and estimated market values of fixed maturity investments at July 14, 1993 are as follows:

                                                   GROSS      GROSS
                                       AMORTIZED UNREALIZED UNREALIZED  MARKET
BONDS AND NOTES                          COST      GAINS      LOSSES    VALUE
---------------                        --------- ---------- ---------- --------
                                                    (IN MILLIONS)
United States Government and
 Government Agencies and Authorities.. $  624.5    $ 16.4              $  640.9
Public utilities......................  1,555.1     121.8               1,676.9
Corporate securities..................  2,677.7     284.3     $(2.0)    2,960.0
Other bonds and notes.................     24.2       1.5                  25.7
Redeemable preferred stock............     14.9       2.9                  17.8
                                       --------    ------     -----    --------
                                       $4,896.4    $426.9     $(2.0)   $5,321.3
                                       ========    ======     =====    ========

  The amortized cost and estimated market values of fixed maturity investments at December 31, 1992 are as follows:

                                                   GROSS      GROSS
                                       AMORTIZED UNREALIZED UNREALIZED  MARKET
BONDS AND NOTES                          COST      GAINS      LOSSES    VALUE
---------------                        --------- ---------- ---------- --------
                                                    (IN MILLIONS)
United States Government and
 Government Agencies and Authorities.. $  223.9    $  5.3     $ (0.2)  $  229.0
Public utilities......................  1,834.8     100.7       (4.2)   1,931.3
Corporate securities..................  2,860.2     161.7      (41.3)   2,980.6
Other bonds and notes.................     57.6       2.3                  59.9
Redeemable preferred stock............     16.0       2.0                  18.0
                                       --------    ------     ------   --------
                                       $4,992.5    $272.0     $(45.7)  $5,218.8
                                       ========    ======     ======   ========

                                          GNA Variable Investment Account--F-41

-------------------------------------------------------------------------------

            UNITED PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

  The amortized cost and estimated market values of fixed maturity investments at July 14, 1993, by contractual maturity, are as follows:

                                                             AMORTIZED  MARKET
                                                               COST     VALUE
                                                             --------- --------
                                                               (IN MILLIONS)
      Due after one year through five years................. $  176.3  $  192.4
      Due after five years through ten years................  2,051.9   2,202.1
      Due after ten years through fifteen years.............  1,143.8   1,257.3
      Due after fifteen years through twenty years..........    509.2     572.3
      Due after twenty years................................  1,015.2   1,097.2
                                                             --------  --------
                                                             $4,896.4  $5,321.3
                                                             ========  ========

  Net investment income for the period January 1, 1993 through July 14, 1993 and for the year ended December 31, 1992 consisted of:

                                                           JULY 14, DECEMBER 31,
                                                             1993       1992
                                                           -------- ------------
                                                               (IN MILLIONS)
      Investment income:
        Fixed maturities..................................  $257.4     $502.3
        Short-term investments............................     4.0       16.6
        Real estate.......................................     4.5        7.9
        Other.............................................     3.5        8.1
                                                            ------     ------
                                                             269.4      534.9
      Investment expenses.................................    (1.7)      (7.0)
                                                            ------     ------
                                                            $267.7     $527.9
                                                            ======     ======

  Proceeds from sales of fixed maturity investments and gross realized gains (losses) on such sales for the period January 1, 1993 through July 14, 1993 and for the year ended December 31, 1992 are as follows:

                                                           JULY 14, DECEMBER 31,
                                                             1993       1992
                                                           -------- ------------
                                                               (IN MILLIONS)
      Proceeds from sales.................................  $718.4    $1,496.2
                                                            ------    --------
      Gross realized gains................................    91.1       125.0
      Gross realized losses...............................   (47.7)      (18.2)
                                                            ------    --------
      Net realized gains..................................  $ 43.4    $  106.8
                                                            ======    ========

F-42--GNA Variable Investment Account

-------------------------------------------------------------------------------

            UNITED PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

  Net realized and unrealized gain (loss) on investments for the period Janu-ary 1, 1993 through July 14, 1993 and for the year ended December 31, 1992 consisted of:

                                                           JULY 14, DECEMBER 31,
                                                             1993       1992
                                                           -------- ------------
                                                               (IN MILLIONS)
      Net realized gain (loss) on investments:
        Fixed maturities.................................   $ 43.4     $106.8
        Equity securities................................      3.1       (0.4)
        Other............................................     (7.8)      (1.9)
                                                            ------     ------
                                                            $ 38.7     $104.5
                                                            ======     ======
      Net unrealized appreciation (depreciation) in
       equity securities.................................              $  3.8
      Deferred income tax provision......................                (1.3)
                                                                       ------
                                                                       $  2.5
                                                                       ======
      Net unrealized appreciation on investments in fixed
       maturities available for sale.....................   $146.2     $ 46.3
      Deferred income tax provision......................    (49.7)     (15.7)
                                                            ------     ------
                                                            $ 96.5     $ 30.6
                                                            ======     ======

  The Company maintains a diversified and balanced fixed maturity portfolio representing a broad spectrum of industries and types of securities. Further diversification is provided by limiting the amount invested in any one issue and issuer, and at July 14, 1993, no one investment (excluding government-backed securities) exceeded 1.7% of the portfolio.

  Approximately 26% and 15% of the Company's fixed maturity and short-term in-vestment portfolio at July 14, 1993 is comprised of securities issued by the utility and petroleum industries, respectively, the vast majority of which are rated investment grade, and which are senior secured bonds. This portfolio is widely diversified among various geographic regions in the United States, and is not dependent on the economic stability of one particular region. No other industry group comprises more than 10% of the Company's fixed maturity and short-term investment portfolio.

4. PROVISION FOR INCOME TAXES

  Under the Life Insurance Company Income Tax Act of 1959, a portion of income from operations was not subject to current income taxation but was accumulated for tax purposes in a memorandum account designated as a policyholders' sur-plus account. There is no present intention to distribute the earnings of the Company, no foreseeable need to reduce the policyholders' surplus account, nor is there any present intention to perform any action which will cause amounts included in the policyholders' surplus account to become includable in the Company's taxable income. Accordingly, no provision for income tax has been made on the amounts accumulated in the policyholders' surplus account. Under the Deficit Reduction Act of 1984, the policyholders' surplus account balance as of December 31, 1983 may no longer be increased. Thus, the balance in the policyholders' surplus account is frozen in the amount of $7.5 million.

  The Company files a consolidated federal income tax return with Reliance Group. For tax years prior to 1993, the Company is subject to the terms of a tax sharing agreement (the "Agree-

                                          GNA Variable Investment Account--F-43

-------------------------------------------------------------------------------

            UNITED PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES ment") whereby taxes are payable to, or refundable from, Reliance Group. Ef-fective January 1, 1993, the Agreement was amended whereby taxes are payable to, or refundable from, Reliance Group on net capital gains and losses only.

  Additionally, the provision for income taxes is computed as if the Company files a separate consolidated tax return with its subsidiaries with the excep-tion of the treatment of capital losses, which cannot be used on a separate company basis, for which Reliance Group provides a benefit.

  Effective January 1, 1993, the Company adopted SFAS No. 109, "Accounting for Income Taxes," which required a change from the deferred method to the asset and liability method of accounting for income taxes. Under the asset and lia-bility method, deferred income taxes are recognized for the tax consequences of "temporary differences" by applying enacted statutory tax rates applicable to future years to differences between the financial statement carrying amounts and the tax bases of existing assets and liabilities. Under SFAS No. 109, the effect on deferred taxes of a change in the tax rates is recognized in income in the period that included the enactment date. Under the deferred method, deferred taxes were recognized using the tax rate applicable to the year of calculation and were not adjusted for subsequent changes in tax rates.

  Provision (benefit) for income taxes for the period January 1, 1993 through July 14, 1993 and for the year ended December 31, 1992 consists of:

                                                           JULY 14, DECEMBER 31,
                                                             1993       1992
                                                           -------- ------------
                                                               (IN MILLIONS)
      Current.............................................  $33.2      $38.5
      Deferred............................................   (1.6)      12.3
                                                            -----      -----
                                                            $31.6      $50.8
                                                            =====      =====

  Deferred income tax expense (benefit) for the period January 1, 1993 through July 14, 1993 and for the year ended December 31, 1992 arose from the follow-ing:

                                                           JULY 14, DECEMBER 31,
                                                             1993       1992
                                                           -------- ------------
                                                               (IN MILLIONS)
      Change in policy reserves...........................  $ 9.3      $18.3
      Deferred policy acquisition costs...................   (6.1)      (4.8)
      Return of capital dividend..........................               0.4
      Realized capital losses.............................   (5.6)      (3.9)
      Tax amortization of original issue discount.........               0.8
      Accrual of market discount..........................    0.4        0.9
      Investment income adjustment........................               0.4
      Other...............................................    0.4        0.2
                                                            -----      -----
                                                            $(1.6)     $12.3
                                                            =====      =====


F-44--GNA Variable Investment Account

-------------------------------------------------------------------------------

            UNITED PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

  The reconciliation of taxes computed at the statutory rate of 34% to the in-come tax provision (benefit) for the period January 1, 1993 through July 14, 1993 and for the year ended December 31, 1992 is as follows:

                                                           JULY 14, DECEMBER 31,
                                                             1993       1992
                                                           -------- ------------
                                                               (IN MILLIONS)
      Tax provision (benefit) at statutory rate...........  $21.4      $51.0
      Nondeductible capital losses........................   10.2
      Other...............................................              (0.2)
                                                            -----      -----
      Income tax provision (benefit)......................  $31.6      $50.8
                                                            =====      =====

  At July 14, 1993, the Company had deferred tax assets of $63.8 million and deferred tax liabilities of $135.5 million, which net to deferred tax liabili-ties of $71.7 million. The deferred tax assets primarily relates to future policy benefits while deferred tax liabilities primarily relate to deferred acquisition costs and net unrealized gains on investments in fixed maturities available for sale. There was no valuation allowance recorded against deferred tax assets at July 14, 1993.

5. COMMON SHAREHOLDER'S EQUITY

  Under the applicable laws and regulations of the State of Delaware, the Com-pany is required to maintain minimum statutory capital and surplus in the ag-gregate amount of $.5 million. The Company had statutory policyholders' capi-tal and surplus of $345.9 million and $376.7 million at July 14, 1993 and De-cember 31, 1992, respectively. Statutory net income (loss) was $(31.4) million for the period January 1, 1993 through July 14, 1993 and $26.2 million and for the year ended December 31, 1992.

  Dividend payments by the Company are limited by statutory restrictions to the higher of 10% of surplus or 100% of the prior year's net gain, not to ex-ceed unassigned surplus, subject to the broad discretionary powers of insur-ance regulatory authorities to further limit dividend payments of insurance companies. During 1993, $47.8 million in dividends were made (see Note 2). During 1992, a $38 million dividend payment was made.

6. PENSION EXPENSE

  Retirement benefits, covering substantially all employees, are provided un-der a noncontributory trusteed pension plan of Reliance Insurance Company, a wholly owned subsidiary of Reliance Group. Pension expenses allocated to the Company were $.1 million for the period January 1, 1993 through July 14, 1993 and $.2 million for the year ended December 31, 1992. Projected benefit obli-gation and plan asset information are not available separately for the Compa-ny.

7. RELATED PARTY TRANSACTIONS

  The Company shares certain common services and facilities with Reliance. The cost of these services is allocated to the Company and amounted to $3.0 mil-lion for the period January 1, 1993 through July 14, 1993 and $7.5 million for the year ended December 31, 1992.

                                          GNA Variable Investment Account--F-45

-------------------------------------------------------------------------------

            UNITED PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONCLUDED)

8. CONTINGENCIES

  The Company is subject to assessment from the guaranty fund associations es-tablished by the various states in which the Company does business. Assess-ments are made by the associations to cover the insurance obligations of in-solvent or rehabilitated insurance companies. In most states, guaranty fund assessments can be recovered through a reduction in future premium and other state taxes payable.

  Based on preliminary estimates provided by the National Organization of Life and Health Insurance Guaranty Associations ("NOLHGA") of the costs of several major insolvencies, the Company has estimated a current liability for these guaranty fund assessments. In addition to the normal accruals made for assess-ments in 1992, based on the data provided to the life insurance industry by NOLHGA, the Company accrued an additional $1.9 million, representing the fu-ture guaranty fund assessments from those states which do not permit tax off-sets. There were no additional accruals made by the Company during 1993 re-lated to future guaranty fund assessments.

  In the event that the Company is not able to offset guaranty fund assess-ments against its future premium tax liabilities, the assessments could have an adverse impact on the Company's profitability in any particular accounting period.

  In the ordinary course of business, the Company is involved in certain liti-gation, some of which involves or may involve substantial claims. In the opin-ion of management, the ultimate liability, if any, will not have a material adverse effect on the financial condition of the Company.

                                   * * * * *

F-46--GNA Variable Investment Account

-------------------------------------------------------------------------------

         GREAT NORTHERN INSURED ANNUITY CORPORATION*                   PARAGON
[LOGO    *Doing business in Texas as GNA Insurance Company           APPLICATION
OF GNA                                                 [LOGO OF POWER PORTFOLIO
APPEARS  Send application with payment to:                    APPEARS HERE]
HERE]    GNA LOCKBOX, P.O. BOX 7780-5083, PHILADELPHIA, PA 19182-5083

-------------------------------------------------------------------------------
PARTICIPANT      Name:  First             Middle             Last
(OWNER)
                ---------------------------------------------------------------
                 Address:

                ---------------------------------------------------------------
                 City             State   Zip    Social Security/Federal Tax
                                                 I.D. Number

                ---------------------------------------------------------------
                 Date of Birth (MM-DD-YR)   Sex     Telephone:
                                                    Day (    )   Evening (    )
-------------------------------------------------------------------------------
JOINT            Name:  First             Middle             Last
PARTICIPANT
                ---------------------------------------------------------------
                 Date of Birth (MM-DD-YR)  Sex  [_] Spouse      Social Security
                                                [_] Non-Spouse  Number

-------------------------------------------------------------------------------
ANNUITANT        Name:  First             Middle             Last
(IF OTHER THAN
PARTICIPANT)    ---------------------------------------------------------------
                 Date of Birth (MM-DD-YR)  Sex  Social Security  Relationship
                                                Number           to Participant

-------------------------------------------------------------------------------
JOINT ANNUITANT  Name:  First             Middle             Last

                ---------------------------------------------------------------
                 Date of Birth (MM-DD-YR)  Sex  [_] Spouse      Social Security
                                                [_] Non-Spouse  Number

-------------------------------------------------------------------------------
PARTICIPANT'S     Primary Contingent  Full Name   Relationship  Date of Birth
BENEFICIARY(IES)   [_]  [_]                                       (MM-DD-YR)
                ---------------------------------------------------------------
                   [_]  [_]
                ---------------------------------------------------------------
                   [_]  [_]
                ---------------------------------------------------------------
                   [_]  [_]
-------------------------------------------------------------------------------
ANNUITY DATE     The first day of     If no date is selected, the annuity date
                                      will be the first day of the calendar
                 --------   --------  month immediately following the later of
                 (month)     (year)   the 10th certificate anniversary or the
                                      first certificate anniversary after age
                                      85. For qualified contracts, the annuity
                                      date generally may not be later than
                                      April 1 of the year after the year in
                                      which the Annuitant attains age 70 1/2.
-------------------------------------------------------------------------------
INITIAL          Premium Amount  PLAN TYPE:
PURCHASE         (made payable   [_] IRA Rollover
PAYMENT          to GNA)         [_] IRA Direct Transfer
                 $               [_] Non Qualified
                                 [_] IRA Direct Rollover
                                 [_] 403(b)
                                 [_] 1035 Tax Free Exchange
                                 [_] SEP ________ (type)
                                 [_] Qualified Plan Asset ______ (type)
-------------------------------------------------------------------------------
PURCHASE          GNA VARIABLE INVESTMENT ACCOUNT
PAYMENT           (use whole %)
ALLOCATION        _____% GNA Growth Portfolio
                  _____% GNA Government Portfolio
                  _____% GNA Adjustable Rate Portfolio
                  _____% GE International Equity Portfolio
                  _____% GE Money Market Portfolio
                  _____% Paragon Power Intermediate-Term Bond Portfolio
                  _____% Paragon Power Value Growth Income Portfolio
                  _____% Paragon Power Value Equity Income Portfolio
                  _____% Paragon Power Gulf South Growth Portfolio

                  GNA VARIABLE ANNUITY FIXED MGA ACCOUNT
                  (minimum $2,000 per guarantee period)
                  _____% 1 year        _____% 6 year
                  _____% 2 year        _____% 7 year
                  _____% 3 year        _____% 8 year
                  _____% 4 year        _____% 9 year
                  _____% 5 year        _____% 10 year

                                                            TOTAL OF BOTH 100 %
                                                                         -----
-------------------------------------------------------------------------------
DOLLAR COST      NOT PERMITTED INTO OR OUT OF FIXED MGA ACCOUNT
AVERAGING        TRANSFER AMOUNT: $ _________
(NOT PERMITTED   ($1,000 minimum per transfer)
AT THE SAME      TRANSFER THE ABOVE AMOUNT EACH:        TRANSFER FROM:
TIME AS           [_] MONTH                                              100
SYSTEMATIC            ($12,000 minimum transferring     *_______________ ______%
WITHDRAWALS)          sub account value)
                  [_] QUARTER
                      ($4,000 minimum transferring      Transfer To:
                      sub account value)                *_______________ ______%
                                                        *_______________ ______%
                 TRANSFER THE ABOVE AMOUNT              *_______________ ______%
                 STARTING ON:                           *_______________ ______%
                  [_] _______   ______                  *_______________ ______%
                       Month     Year                             TOTAL     100%

                  [_] Next available date
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
SPECIAL
REQUESTS
-------------------------------------------------------------------------------
HOME OFFICE
ENDORSEMENTS
(HOME OFFICE
USE ONLY)
-------------------------------------------------------------------------------
                 [_] Yes [_] No If answered yes, GNA and its Variable Annuity
TELEPHONE        administrator are authorized to honor telephone instructions
ACCESS           from the Participant(s) to transfer account values among sub-
AUTHORIZATION    accounts and to disburse partial surrenders. [        ] By
                 initialing this box, the Participant(s) gives the Registered
                 Rep/Agent who signs this application authority to transfer account values among sub-accounts.

                 This authorization is subject to the terms and provisions in the certificate and prospectus. GNA will not be held liable for any loss, liability, cost, or expense for acting on the telephone instructions. GNA's liability for erroneous
                 transfers, unless clearly contrary to instructions received, will be limited to the correction of the allocations on a
                 current basis. For partial surrenders, sole responsibility is to send a check to the Participant's address on file or to the Participant's account (if available) at a commercial
                 bank, savings and loan institution or a member firm of the
                 National Securities Exchange.
-------------------------------------------------------------------------------
STATEMENTS AND   BY SIGNING BELOW, THE PARTICIPANT UNDERSTANDS THAT:
PROVISIONS       The undersigned hereby apply to Great Northern Insured
                 Annuity Corporation for an Annuity Certificate (form 6190-94-
                 02) in accordance with the information contained in this
                 application;
                   1. The undersigned understand that upon acceptance of this application by GNA, they will be bound by the
                      provisions and entitled to the benefits of the annuity.
                   2. Each spouse Joint Participant appoints the other to
                      exercise annuity rights.
                   3. Tax laws require that all proceeds be distributed to
                      the beneficiary(ies) at the death of the non-spouse
                      owner or non-spouse joint owner, whichever occurs
                      first.
                   4. All payments and values based on the fixed account are
                      subject to a market value adjustment formula which may result in an increase or decrease of the amounts payable.
                   5. The annuity value may increase or decrease depending on the contract's investment experience.
                   6. No minimum cash value is guaranteed.
                   7. The variable annuity applied for is not unsuitable for
                      my insurance investment objectives, financial situation and needs.
                 The undersigned represent that all statements set forth in this application are full, complete, and true as written and correctly recorded, to the best of our knowledge. If GNA or its Variable Annuity administrator makes a change in the
                 space designated Home Office Endorsements in order to correct an apparent error or omission on this application, the
                 participant will approve all such changes by acceptance of the certificate.
                 RECEIPT OF PROSPECTUS IS HEREBY ACKNOWLEDGED.
                 WILL THIS ANNUITY REPLACE OR CHANGE ANY EXISTING LIFE
                 INSURANCE OR ANNUITY CONTRACT?
                 [_] NO [_] YES (if yes, include required replacement forms and list all existing policies.)
-------------------------------------------------------------------------------
PARTICIPANT
SIGNATURE
                 Signed at ________________________ on ________________________
                               City, State                     Date
                 X                               X
                 --------------------------------------------------------------
                   Participant Signature           Joint Participant Signature
                 X                               X
                 --------------------------------------------------------------
                      Annuitant Signature          Joint Annuitant Signature
                  (if other than Participant)           (if applicable)
-------------------------------------------------------------------------------
AGENT            WILL THIS ANNUITY REPLACE OR CHANGE ANY EXISTING LIFE
INFORMATION      INSURANCE OR ANNUITY CONTRACT? [_] NO [_] YES
                ---------------------------------------------------------------
                 Agent Signature            Agent #    Name Printed  Customer #

                ---------------------------------------------------------------
                 GNA Agency #  Institution/Agency     Name Branch Name/Number

                ---------------------------------------------------------------
                 Issue State

                ---------------------------------------------------------------
                 Agent Address              City         State   Zip  Phone
                                                                      (  )
-------------------------------------------------------------------------------

                                                                        A000139C
                                                                        11/22/95

                   PARAGON POWER PORTFOLIO VARIABLE ANNUITY

                      STATEMENT OF ADDITIONAL INFORMATION



                        GNA Variable Investment Account

                                      of

                  GREAT NORTHERN INSURED ANNUITY CORPORATION

                      GROUP DEFERRED VARIABLE ANNUITY AND
                     MODIFIED GUARANTEED ANNUITY CONTRACT

     This Statement of Additional Information is not a Prospectus. It contains information in addition to that described in the Prospectus and should be read in conjunction with the Prospectus dated the same date as this Statement of Additional Information. The Prospectus may be obtained by writing Great Northern Insured Annuity Corporation ("GNA") at its Variable Annuity Service Center,
300 Berwyn Park, Berwyn, PA 19312-0031 or by telephoning 1-800-894-3719.

     The date of this Statement of Additional Information is November 22, 1995.


                  Great Northern Insured Annuity Corporation
                         Two Union Square, Suite 5600
                            Seattle, WA 98101-2336
                                (206) 625-1755

                      STATEMENT OF ADDITIONAL INFORMATION


                               TABLE OF CONTENTS


                              Page
                              ----
Performance Data............    2

Services....................    3
    Servicing Agent.........    3
    Principal Underwriter...    3

Financial Statements........    3

                               PERFORMANCE DATA

     Each of the Variable Sub-accounts may in its advertising and sales materials quote total return figures. The Variable Sub-accounts may advertise both "standardized" and "non-standardized" total return figures, although standardized figures will always accompany non-standardized figures. Such figures will always include the average annual total return for recent one year and, when applicable, five and ten year periods and, where less than ten years, the period since the Variable Sub-account first became available for investment. Where the period since inception is less that one year, the total return quoted will be the aggregate return for the period. The average annual total return is the average annual compounded rate of return that equates a purchase payment to the market value of such purchase payment on the last day of the period for which such return is calculated. The aggregate total return is the percentage change (not annualized) that equates a purchase payment to the market value of such purchase payment on the last day of the period for which such return is calculated. For purposes of the calculations it is assumed that an initial payment of $1,000 is made on the first day of the period for which the return is calculated. In calculating standardized return figures, all recurring charges are reflected, the asset charges are reflected in changes in unit values and the $40 certificate maintenance charge is translated to a 0.12% annual asset charge based on an estimated average Certificate Value of $25,000, with the additional assumption that the charge is waived on 25% of all Certificates due to the waiver in place for Certificates with a Certificate Value of $40,000 or greater. This estimate is based on sales information from other types of annuities sold by GNA. Standardized total return figures will be quoted assuming redemption at the end of the period. Such figures may be accompanied by non-standardized total return figures that are calculated on the same basis as the standardized returns except that the calculations (i) assume no redemption at the end of the period and (ii) do not reflect imposition of the $40 certificate maintenance charge inasmuch as the impact of such charge varies by Certificate size. GNA believes such non-standardized figures are useful to Participants who wish to assess the performance of an ongoing Certificate of the size that is meaningful to the individual owner.

                                   SERVICES

Servicing Agent

     Delaware Valley Financial Services ("DVFS") provides to GNA a computerized data processing recordkeeping system for variable annuity administration. DVFS provides various daily, semimonthly, monthly, semiannual and annual reports including: daily updates on accumulation unit values, Participant transactions and agent production and commissions; semimonthly commission statements; monthly summaries of agent production and daily transaction reports; semiannual statements for Participants and annual Participant tax reports. DVFS receives compensation for its services based primarily on percentages of purchase payments received and monthly account balances.

Principal Underwriter

     GNA Distributors, Inc., a wholly-owned subsidiary of GNA Corporation, serves as principal underwriter of the Contracts and Certificates. Contracts and Certificates are offered on a continuous basis.


                             FINANCIAL STATEMENTS

     The financial statements of GNA which are included in the Prospectus should be considered only as bearing on the ability of GNA to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Separate Account. No Financial Statements for the Separate Account are included herein because the Separate Account did not commence operations until January 1995.